Mutual Fund

  Semi-Annual Report

                                                              September 30, 2001

                                                                Investment Class

                                                             [GRAPHIC OMITTED]
Lifecycle Long Range Fund                                    A Member of the
Lifecycle Mid Range Fund                                     Deutsche Bank Group
Lifecycle Short Range Fund


Lifecycle Funds
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS AND PERFORMANCE COMPARISONS ........  3

              LIFECYCLE FUNDS
                 Statements of Assets and Liabilities ................... 16
                 Statements of Operations ............................... 17
                 Statements of Changes in Net Assets .................... 18
                 Financial Highlights ................................... 21
                 Notes to Financial Statements .......................... 24

              ASSET MANAGEMENT PORTFOLIOS
                 Schedules of Portfolio Investments ..................... 26
                 Statements of Assets and Liabilities ................... 52
                 Statements of Operations ............................... 53
                 Statements of Changes in Net Assets .................... 54
                 Financial Highlights ................................... 57
                 Notes to Financial Statements .......................... 58



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             The Funds are not insured by the FDIC and are not
             deposits, obligations of or guaranteed by Deutsche
             Bank AG. The Funds are subject to investment risks, including possible loss of principal amount invested.
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Lifecycle Funds
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LETTER TO SHAREHOLDERS


We are pleased to present you with this semi-annual report for Deutsche Asset Management's Lifecycle Long Range Fund--Investment Class, Lifecycle Mid Range Fund--Investment Class, and Lifecycle Short Range Fund--Investment Class (the `Funds'), providing a review of the markets, the Portfolios (the Funds invest all of their assets in master portfolios with the same goals as the Funds), and our outlook as well as a complete financial summary of the Funds' operations and a listing of the Portfolios' holdings.

MARKET ACTIVITY
ECONOMIC ACTIVITY REMAINED SLUGGISH THROUGH MOST OF THE WORLD FOR THE SEMI-ANNUAL PERIOD ENDED SEPTEMBER 2001. INDEED, SINCE THE SECOND HALF OF 2000, GLOBAL GDP GROWTH WAS RUNNING AT THE WEAKEST CLIP IN NEARLY A DECADE AND AT ONLY HALF THE PACE SEEN IN LATE 1999 AND EARLY 2000.
o The economic slowdown began in the US and has been the most pronounced there, as households and businesses struggled to unwind the excesses built up during the late 1990s boom.
o Elsewhere, Japan's economy slipped back into a recession, and European economies overall gradually lost momentum.
o In addition to the ripple effects from the US economic slowdown and the downturn in US financial markets, higher energy prices and the lagged effects of monetary tightening in 1999 and 2000 also took a toll on global economic activity.
o The deterioration in economic conditions prompted a powerful response from policymakers around the world. The US Federal Reserve Board was the most aggressive in lowering interest rates, but other central banks eased interest rates as well, including the European Central Bank, the Bank of England and the Bank of Japan. Fiscal policy kicked in, too, with tax cuts enacted in the US and in several European countries.

THE TRAGIC TERRORIST ATTACKS ON THE US OF SEPTEMBER 11 DRAMATICALLY ALTERED THE ECONOMIC AND FINANCIAL LANDSCAPE.
o The horrendous shock hit an already fragile global economy, making its path toward recovery even more precarious and tempering most hopes of avoiding a recession in the US and many other world economies.
o The greatest concern is the adverse effects of uncertainty and fear on household, business and investor behavior. People often respond to a quantum leap in uncertainty by hunkering down--ie, reducing investment risk, curbing spending and generally disengaging from economic processes. If this behavior should last more than a few weeks, then the result will likely be further economic weakness, at least for the short term.

US EQUITIES
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001, THE BROAD US EQUITY MARKET WAS DOWN SIGNIFICANTLY.
o The second calendar quarter began on an upbeat note with a broad US equity market rally in April following a fourth interest rate cut of 0.50% by the Federal Reserve Board and the announcement of an unexpectedly high US GDP growth rate of 2% for the first quarter of 2001.
o In the wake of a fifth 0.50% interest rate reduction by the Federal Reserve Board in mid-May, investor fears of a recession were calmed, and the equity markets continued their good performance. However, conflicting economic data and changes in the political environment then caused the equity markets to falter.
o These factors, together with an interest rate cut of 0.25% by the Federal Reserve Board on June 27th, resulted in mixed performance for the equity markets in June.
o Mixed economic signals, an ongoing stream of negative corporate earnings announcements, and the tragic events of September 11th led to broad US equity market weakness through much of the third calendar quarter of 2001.
o The Federal Reserve Board continued its aggressive efforts to boost the US economy with yet another 0.25% interest rate reduction in August. Still, disappointing corporate earnings data and rising layoffs, particularly in the Technology sector, hurt general US equity market performance.
o The month of September was no doubt a historic one, as we saw the horrendous destruction of the World Trade Center, a symbol not only of US capitalism and financial strength but also of global free trade. The tragic human, physical and economic devastation led the US equity market exchanges to close for four days,
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Lifecycle Funds
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LETTER TO SHAREHOLDERS

   the longest such suspension of activity since 1933. The Federal Reserve Board quickly reduced interest rates on September 17th, just before the stock exchanges re-opened, to inject liquidity into the financial markets, as needed, until more normal market functioning is restored.
o The broad US equity markets severely retrenched for the remainder of the month, driven less by market fundamentals than by the adverse effects of uncertainty on investor sentiment.

THE S&P 500 INDEX WAS DOWN 9.69% FOR THE SIX MONTH PERIOD.
o Small capitalization stocks, as measured by the Russell 2000 Index, declined 9.47% for the semi-annual period.
o Mid capitalization stocks, as measured by the S&P MidCap 400 Index, outperformed both their large cap and small cap brethren during the six months ended September 30, 2001, with a six month return of -5.59%.
o Value stocks significantly outperformed growth stocks within all equity capitalization sectors during this semi-annual period as measured by the Russell 2000 Value Index versus the Russell 2000 Growth Index.

US BONDS
OVERALL, THE US FIXED INCOME MARKETS PERFORMED STRONGLY DURING THE SEMI-ANNUAL PERIOD, BOOSTED MOST BY US ECONOMIC WEAKNESS.
o US nominal GDP growth fell through the period, declining from a high rate of 5.6% in the second calendar quarter of 2000 to 0.3% in the second calendar quarter of 2001. Estimates for the quarter ended September 30, 2001 are even more modest. Businesses sought to trim unwanted inventories, industrial production faltered and consumer demand weakened. In the wake of the September 11 tragedy, business and consumer spending are feared to be grinding to a standstill.
o In an effort to stimulate the sluggish economy and thwart a recession, the Federal Reserve Board lowered the targeted federal funds rate on eight separate occasions from January through September 2001 for a total of 3.50%, bringing the targeted federal funds rate to 3.00%. These interest rate cuts included three intra-meeting reductions, the last during the semi-annual period being on the first day the US equity markets resumed trading after September 11. Since September 11, the Federal Reserve Board has gone to great lengths to ensure that ample liquidity was provided to the global capital markets.
o This economic environment, along with tremendous volatility in the equity markets, led to fixed income being the asset class of choice throughout most of the semi-annual period.
o Also, the yield curve became increasingly more positively sloped since the first of the year 2001, as investors especially flocked to short-term Treasuries. This steepening yield curve created a more favorable environment for fixed income investing overall.

INTERNATIONAL MARKETS
OVERALL, THE SEMI-ANNUAL PERIOD WAS NOT A GOOD ONE FOR WORLD EQUITY MARKETS, AS VIRTUALLY ALL OF THE MAJOR COUNTRY INDICES FOR THE US, JAPAN, GERMANY, AND ELSEWHERE EXPERIENCED DRAMATIC WEAKNESS AND HIGH VOLATILITY.
o World equity markets were rattled by news of a continued economic slowdown in Europe and Asia. Even more worrisome was the confirmation of a US economic slowdown.
o Optimism surrounding additional interest rate cuts by the US Federal Reserve Board was generally superceded by continued concern over corporate profits and uncertainty regarding the global economy's ability to recover in the latter months of 2001.
o Regionally, European markets outpaced the Asian and Pacific Rim equity markets. Both regions outperformed the Japanese equity market for the six month period.
o International bond markets performed relatively well, producing positive returns for the semi-annual period.

CASH
Two important themes drove the performance of major currencies during the period. First, the global economic slowdown, led by the US. Second, aggressive direct official intervention by the Bank of Japan to depress the yen. The US dollar in particular was undermined by the first of these themes, as the market moved to discount a deeper and more prolonged slowdown of economic activity in the US. Consequently, the US dollar slipped from its multi-year highs in the third calendar quarter. The euro and, perhaps more surprisingly, the yen were both able to take advantage of the dollar's fragility.


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Lifecycle Funds
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LETTER TO SHAREHOLDERS

                                                                CUMULATIVE                          AVERAGE ANNUAL
                                                             TOTAL RETURNS                           TOTAL RETURNS
   Periods Ended              6 Months   1 Year   3 Years  5 Years     Since    1 Year   3 Years  5 Years      Since
   September 30, 2001                                               Inception                              Inception
 LIFECYCLE LONG RANGE FUND
   Investment Class 1
   (inception 11/16/93)       (3.80)% (13.37)%    10.37%   56.10%   104.09%  (13.37)%    3.34%     9.31%   9.49%
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Index 2              (9.69)% (26.63)%     6.23%   62.69%   160.51%6 (26.63)%    2.03%    10.22%  13.00%6
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 Salomon Broad Investment
   Grade Bond Index 3          5.25%   13.06%     20.58%   47.44%    71.74%6  13.06%     6.44%     8.07%   7.14%6
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 Asset Allocation Index--
   Long Range 4               (3.26)% (10.95)%    13.46%   56.79%   117.85%6 (10.95)%    4.30%     9.41%  10.44%6
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 Lipper Flexible Portfolio
   Funds Average 5            (5.98)% (14.93)%    10.75%   40.16%    95.50%6 (14.93)%    3.30%     6.83%   8.70%6
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 LIFECYCLE MID RANGE FUND
   Investment Class1
   (inception 10/14/93)       (1.06)%  (5.45)%    12.90%   53.20%    84.44%   (5.45)%    4.13%     8.91%   7.99%
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 S&P 500 Index 2              (9.69)% (26.63)%     6.23%   62.69%   158.03%6 (26.63)%    2.03%    10.22%  12.72%6
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 Salomon Broad Investment
   Grade Bond Index 3          5.25%   13.06%     20.58%   47.44%    70.30%6  13.06%     6.44%     8.07%   6.95%6
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 Asset Allocation Index--
   Mid Range 4                (0.57)%  (3.64)%    15.88%   51.53%    96.05%6  (3.64)%    5.04%     8.67%   8.87%6
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 Lipper Flexible Portfolio
   Funds Average 5            (5.98)% (14.93)%    10.75%   40.16%    92.23%6 (14.93)%    3.30%     6.83%   8.37%6
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 LIFECYCLE SHORT RANGE FUND
   Investment Class 1
   (inception 10/15/93)        1.69%    2.47%     13.86%   47.20%    68.22%    2.47%     4.42%     8.04%   6.75%
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 S&P 500 Index 2              (9.69)% (26.63)%     6.23%   62.69%   158.03%6 (26.63)%    2.03%    10.22%  12.72%6
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 Salomon Broad Investment
   Grade Bond Index 3          5.25%   13.06%     20.58%   47.44%    70.30%6  13.06%     6.44%     8.07%   6.95%6
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 Asset Allocation Index--
   Short Range 4               2.11%    4.08%     17.92%   45.53%    76.59%6   4.08%     5.65%     7.79%   7.44%6
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 Lipper Income Funds
   Average 5                  (1.99)%  (3.47)%    12.58%   40.26%    80.77%6  (3.47)%    3.97%     6.90%   7.60%6
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

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1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions. Merger and acquisition transactions may be renegotiated, terminated, or delayed and in the event that these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than expected.
2 The S&P 500 Index is an unmanaged index that measures the performance of 500 large UScompanies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 The Salomon Broad InvestmentGrade Bond Index covers an all inclusive universe of institutionally traded USTreasury, agency, mortgage and corporate securities. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 The Asset Allocation Indices are calculated using the performance of three unmanaged indices representative of stocks (the S&P 500 Index), bonds (the Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-billIndex) weighted by their corresponding proportion of each Fund's neutral position.In the case of Asset Allocation--Long Range the neutral position is stocks: 55%, bonds: 35% and cash: 10%. In the case of Asset Allocation--Mid Range the neutral position is stocks: 35%, bonds:45% and cash: 20%. In the case of Asset Allocation--Short Range the neutral position is stocks: 15%, bonds: 55% and cash 30%. These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-month T-bill Index is representative of the 3-Month Treasury Market. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.These figures do not reflect sales charges.
6 Benchmark returns are for the period beginning November 30, 1993, for the LifecycleLong Range Fund--Investment Class and October 31, 1993, for the Lifecycle Mid Range Fund--InvestmentClass and Lifecycle Short Range Fund--InvestmentClass.

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Lifecycle Funds
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LETTER TO SHAREHOLDERS


INVESTMENT REVIEW
All three Lifecycle Funds outperformed the S&P 500 Index and their respective Lipper category averages, but all three Lifecycle Funds underperformed the Salomon Broad Investment Grade Bond Index and their respective Asset Allocation indices for the semi-annual period. Each Fund's overweighting in Canadian bonds, underweighting in US stocks and strong exposure to the euro versus the US dollar boosted performance. However, these positive contributors were overshadowed by the negative impact of each Fund's overweighting of certain international equity markets, such as Canada and Germany, and underweighting of US fixed income securities during the first part of the semi-annual period. Our model's assessment of a wide variety of factors supported each Fund's allocation.

There were two primary drivers behind the equity overweighting, and within that the overweighting of international equities, particularly of European markets, and underweighting of US equities. These were low inflationary pressures and a seemingly more stable economic environment in European markets. However, economic events in the late summer and the tragic attacks of September 11 unfolded very quickly causing a high level of investment uncertainty and volatility. Thus, we began to selectively reduce the Funds' international equity positions toward the end of the semi-annual period.

The Funds' fixed income positions were based primarily on our quantitative model's evaluation of the steep slope of the yield curve and the absolute level of interest rates during the semi-annual period.
o The Lifecycle Long Range's asset weightings were 54.57% in equities, 38.77% in bonds and 6.66% in cash and other short-term instruments as of September 30, 2001.1
o The Lifecycle Mid Range's asset weightings were 33.70% in equities, 48.05% in bonds and 18.25% in cash and other short-term instruments as of September 30, 2001.1
o The Lifecycle Short Range's asset weightings were 14.00% in equities, 57.66% in bonds and 28.34% in cash and other short-term instruments as of September 30, 2001.1

MANAGER OUTLOOK
PRIOR TO THE TRAGIC EVENTS OF SEPTEMBER 11, THE FEDERAL RESERVE BOARD WAS STILL IN AN EASING PHASE, ALTHOUGH THE PACE OF INTEREST RATE CUTS WAS CLEARLY SLOWING AND ARGUABLY NEARING AN END, AS THE US ECONOMY SHOWED SIGNS OF BOTTOMING. NOW, THE FEDERAL RESERVE BOARD HAS SHIFTED BACK INTO AN AGGRESSIVE EASING MODE, AND WE EXPECT US GDP TO CONTRACT MODESTLY OVER THE REMAINING MONTHS OF 2001.
o On October 2, the Federal Reserve Board cut interest rates for the ninth time this year, bringing the targeted federal funds rate down by another 0.50% to 2.50%. The Federal Reserve Board stated that the terrorist attacks of September 11 `significantly heightened uncertainty in an economy that was already weak. Business and household spending, as a consequence, are being further dampened.'
o The two interest rate cuts since the attacks will likely be followed by additional moves before the end of 2001, perhaps bringing the cumulative rate reductions in this easing cycle to 4.50% and taking the targeted federal funds rate down to a half-century low of 2.00%. This rate would clearly be perceived as stimulative.
o In our view, the Federal Reserve Board is likely to maintain its easing stance until there is concrete evidence that the uncertainty weighing on economic activity is lifting and the economy is on a self-sustained path toward recovery. Perhaps by next spring or summer, the Federal Reserve Board may begin the process of moving interest rates back to more `neutral' levels.

THE US EQUITY MARKET OUTLOOK WAS CLOUDED BY STILL-HIGH VALUATIONS AND A DETERIORATING PROFIT PICTURE EVEN BEFORE SEPTEMBER 11.
o Corporate profits had been pummeled by weak economic growth and a sharp squeeze on margins borne of rising unit labor costs that firms were only partially able to pass through to consumer prices. Real labor compensation had finally caught up to the pickup in productivity growth over the 1990s. Still, we had been anticipating a gradual improvement in corporate profits, as the economy regained its footing.
o Now, we expect corporate profits to suffer further from the sharp, ongoing deterioration in economic activity.
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1 Asset weightings include market value of futures contracts as of September 30,
  2001.
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Lifecycle Funds
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LETTER TO SHAREHOLDERS

   However, we believe much of this deterioration has likely been already discounted in the market sell-off seen since the US equity markets resumed activity on September 17.
o Thus, if the uncertainty begins to lift, labor resources become less strained and the economy begins to recover in 2002, as we anticipate, then the pressure on unit labor costs should ease, alleviating the terrible squeeze on profit margins. The corporate revenue picture should brighten.

ONGOING UNCERTAINTY IS EXPECTED TO RESULT IN THE US FIXED INCOME MARKETS OVERALL CONTINUING TO PERFORM WELL INTO 2002.
o We expect short-term interest rates to remain extremely low, and thus the yield curve to be extremely steep into the first months of 2002. In anticipation of an economic recovery in the second half of 2002, we then anticipate that short-term and intermediate-term interest rates may begin increasing--and the yield curve to begin moderating--by next spring.
o Long-term interest rates, in our view, may decline slightly further in the months ahead, as inflation pressures diminish. Still, these rates are apt to be constrained longer-term by prospects of an eventual economic recovery and a much less rosy federal budget picture than was being painted just months ago.
FOR THE NEAR TERM, OUR OUTLOOK FOR THE INTERNATIONAL EQUITY MARKETS REMAINS CAUTIOUS. GLOBAL ECONOMIC GROWTH, VISIBILITY OF COMPANY REVENUES AND PROFITABILITY DEVELOPMENT AND VALUATIONS CONTINUE TO BE SIGNIFICANT INVESTOR CONCERNS.
o However, we do expect to see some world equity market recovery early in 2002. The lagged effects of the US Federal Reserve Board's aggressive monetary easing and a sharp upturn in liquidity have set the stage, in our view, for an eventual rally in world stock prices.
o We believe that Europe should hold up well for a recovery in the first half of next year, as the long-term trends for European equities are still intact, despite the risks of the global economic slowdown.
o  The situation in Japan remains a concern for many fundamental reasons.

LOOKING FORWARD, THE EURO/US DOLLAR EXCHANGE RATE WILL, WE BELIEVE, CONTINUE TO BE DETERMINED BY STRUCTURAL, CYCLICAL AND GEOPOLITICAL FACTORS. WE EXPECT THAT THE DOMINANT FORCE FOR THE YEN WILL LIKELY REMAIN OFFICIAL INTERVENTION TO PUSH THE CURRENCY GRADUALLY WEAKER AS A POLICY RESPONSE TO THE GLOBAL ECONOMIC SLOWDOWN.
o We believe that structurally there is value in the euro relative to the US dollar. Geopolitically, the outcome of the conflict between the US-led alliance against those states accused of sponsoring terrorism adds an increased degree of uncertainty to currency markets. The currency markets may be further impacted by the length of time it takes for the allied forces to gain decisive victory.
o The deterioration of credit quality in Japan and the potential for its entrenched deflationary cycle to spiral out of control generates the possibility of a flight of capital from Japan that could lead to a collapse of the yen. While certainly a risk, we think this scenario unlikely since the Japanese would be expected to adopt more aggressive bank reform and monetary policy stimulus or capital controls before allowing such an event to occur.

DESPITE THIS ENVIRONMENT OF DIFFICULTY AND INCERTITUDE, WE SHOULD NOT LOSE SIGHT OF SEVERAL IMPORTANT POSITIVES.
o First and foremost, the basic financial and economic infrastructures of the US and the rest of the industrialized world remain intact.
o The fiscal and monetary policy response has already been powerful, and more stimuli are likely on the way, both in the US and elsewhere.
o At least some of the pickup in US productivity growth associated with the Information Technology sector is likely to persist.
o A more pronounced weakening of economic activity in the near-term should help unwind the excesses of the late-1990s boom--eg, too-high equity valuations, a focus on business capital investment, especially in technology resources, and anemic household savings. Such an unwinding, in turn, could pave the way for a more vigorous recovery once the policy stimuli take hold and the geopolitical uncertainty recedes.
                                       7

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Lifecycle Funds
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LETTER TO SHAREHOLDERS


Indeed, we anticipate a powerful economic rebound by the second half of 2002--with even stronger growth rates than we had envisioned prior to the attacks. Admittedly, such growth will likely be from a lower base level of economic activity, with greater slack in labor and product markets.

Economic and market outlooks are always a challenge and subject to innumerable variables. It is even more difficult than usual to pinpoint the precise timing of an economic recovery now, because such an upturn depends crucially on how the geopolitical and military response to the terrorist attacks on the US plays out.

We intend to stay disciplined to the Funds' model-driven investment strategy. We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to achieve the Funds' objectives.

We value your ongoing support of the Lifecycle Funds and look forward to continuing to serve your investment needs in the years ahead.

/S/SIGNATURE JANET CAMPAGNA
/S/SIGNATURE ROBERT WANG


Janet Campagna and Robert Wang
Portfolio Managers of the Lifecycle Funds
September 30, 2001


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Lifecycle Long Range Fund--Investment Class
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LETTER TO SHAREHOLDERS

[GRAPHIC OMITTED]
 ASSET ALLOCATION(as of 9/30/01)
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
     Bonds                                35.95%
     Short-term Instruments               12.50%
     Stocks                               51.55%

FIVE LARGEST COMMON STOCK HOLDINGS
 (percentages are based on total net assets of the Portfolio)
-------------------------------------------------------------
   General Electric Co. ........................ 1.84%
   Microsoft Corp. ............................. 1.38
   Exxon Mobil Corp. ........................... 1.37
   Pfizer Inc. ................................. 1.26
   Wal-Mart Stores Inc. ........................ 1.10





 FIVE LARGEST FIXED INCOME LONG TERM SECURITIES
 (percentages are based on total net assets of the Portfolio)
 ------------------------------------------------------------
   US Treasury Bond, 8.125%, 8/15/19 ........... 2.86%
   Chase Mortgage Finance, 6.75%, 10/25/28 ..... 1.07
   Harrisburg, PA., Hsg. Corp., 10.00%, 7/15/24  1.07
   FHLMC, 7.00%, 1/15/11 ....................... 1.04
   GTHEL 99-H AF5, 7.60%, 12/15/29 ............. 1.03


This chart shows Lifecycle Long Range Fund's investment exposure to different asset classes (ie, stocks, bonds and short term instruments). The Fund also may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market. Futures contracts are not reflected in the chart above.



OBJECTIVE
Seeks high total return with reduced risk over the long term by allocating investments among stocks, bonds and short term instruments.

INVESTMENT INSTRUMENTS
Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

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                                       10
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Lifecycle Long Range Fund--Investment Class
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PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Lifecycle Long Range Fund--Investment Class, S&P 500 Index,
Salomon Broad Investment Grade Bond Index,
Asset Allocation Index--Long Range and Lipper Flexible Portfolio Funds Average Growth of a $10,000 Investment (since November 16, 1993)2

         Lifecycle Long Range    S&P 500 Index     Salomon Broad Investment    Asset  Allocation   Lipper Flexible Portfolio
         Fund--Investment Class                    Grade Bond Index            Index--Long Range   Funds Average
11/16/93         $10,000          $10,000             $10,000                     $10,000               $10,000
11/30/93          9,930            10,000              10,000                      10,000                10,000
12/31/93          10,030           10,121              10,056                      10,089                10,177
1/31/94           10,210           10,465              10,192                      10,329                10,425
2/28/94           9,990            10,182              10,023                      10,117                10,240
3/31/94           9,680            9,738               9,774                       9,789                 9,898
4/30/94           9,704            9,862               9,701                       9,835                 9,916
5/31/94           9,744            10,024              9,700                       9,926                 9,954
6/30/94           9,534            9,778               9,679                       9,789                 9,793
7/31/94           9,738            10,099              9,862                       10,034                9,984
8/31/94           9,909            10,513              9,873                       10,268                10,219
9/30/94           9,698            10,256              9,732                       10,081                10,059
10/31/94          9,764            10,486              9,722                       10,207                10,133
11/30/94          9,611            10,105              9,696                       9,997                 9,899
12/31/94          9,735            10,254              9,770                       10,110                9,963
1/31/95           9,950            10,520              9,972                       10,333                10,065
2/28/95           10,216           10,930              10,205                      10,644                10,354
3/31/95           10,319           11,253              10,264                      10,843                10,563
4/30/95           10,525           11,583              10,404                      11,076                10,775
5/31/95           10,886           12,047              10,817                      11,479                11,136
6/30/95           11,000           12,326              10,893                      11,659                11,389
7/31/95           11,166           12,735              10,871                      11,869                11,695
8/31/95           11,208           12,767              10,996                      11,940                11,779
9/30/95           11,479           13,306              11,099                      12,261                12,050
10/31/95          11,511           13,258              11,248                      12,300                11,980
11/30/95          11,837           13,840              11,423                      12,670                12,367
12/31/95          11,973           14,107              11,581                      12,872                12,535
1/31/96           12,267           14,587              11,660                      13,150                12,801
2/29/96           12,223           14,723              11,462                      13,144                12,884
3/31/96           12,321           14,864              11,379                      13,185                12,962
4/30/96           12,390           15,082              11,295                      13,263                13,135
5/31/96           12,598           15,471              11,289                      13,455                13,317
6/30/96           12,686           15,530              11,435                      13,549                13,300
7/31/96           12,302           14,844              11,466                      13,239                12,916
8/31/96           12,545           15,157              11,449                      13,392                13,145
9/30/96           13,075           16,010              11,648                      13,894                13,621
10/31/96          13,421           16,452              11,910                      14,220                13,859
11/30/96          14,143           17,696              12,106                      14,900                14,516
12/31/96          13,867           17,346              12,000                      14,698                14,368
1/31/97           14,498           18,430              12,045                      15,230                14,881
2/28/97           14,486           18,574              12,059                      15,307                14,845
3/31/97           14,031           17,810              11,937                      14,913                14,411
4/30/97           14,583           18,873              12,108                      15,485                14,800
5/31/97           15,146           20,023              12,221                      16,062                15,436
6/30/97           15,661           20,922              12,367                      16,532                15,906
7/31/97           16,688           22,585              12,702                      17,419                16,835
8/31/97           15,992           21,320              12,593                      16,837                16,322
9/30/97           16,686           22,489              12,778                      17,439                17,003
10/31/97          16,389           21,738              12,961                      17,214                16,629
11/30/97          16,816           22,744              13,021                      17,687                16,918
12/31/97          17,062           23,135              13,154                      17,925                17,132
1/31/98           17,266           23,392              13,324                      18,124                17,239
2/28/98           18,109           25,079              13,315                      18,844                18,107
3/31/98           18,759           26,363              13,367                      19,410                18,729
4/30/98           18,952           26,629              13,436                      19,562                18,909
5/31/98           18,900           26,171              13,565                      19,450                18,689
6/30/98           19,373           27,233              13,676                      19,949                19,048
7/31/98           19,270           26,942              13,705                      19,855                18,811
8/31/98           17,727           23,052              13,915                      18,393                16,928
9/30/98           18,492           24,522              14,243                      19,200                17,603
10/31/98          19,314           26,518              14,179                      20,037                18,485
11/30/98          19,994           28,128              14,257                      20,751                19,277
12/31/98          20,659           29,748              14,301                      21,439                20,121
1/31/99           21,109           30,992              14,407                      21,995                20,577
2/28/99           20,592           30,028              14,154                      21,490                19,952
3/31/99           21,092           31,229              14,235                      22,015                20,522
4/30/99           21,612           32,438              14,283                      22,517                21,074
5/31/99           21,209           31,672              14,152                      22,161                20,711
6/30/99           21,865           33,430              14,104                      22,821                21,438
7/31/99           21,387           32,387              14,048                      22,407                21,008
8/31/99           21,421           32,228              14,038                      22,350                20,853
9/30/99           21,182           31,345              14,206                      22,117                20,622
10/31/99          21,903           33,329              14,249                      22,919                21,210
11/30/99          22,161           34,012              14,248                      23,186                21,552
12/31/99          23,277           36,009              14,183                      23,908                22,534
1/31/00           22,623           34,201              14,143                      23,235                21,909
2/29/00           22,933           33,555              14,308                      23,099                22,138
3/31/00           23,930           36,837              14,494                      24,458                23,234
4/30/00           23,412           35,728              14,450                      24,039                22,753
5/31/00           23,102           34,995              14,438                      23,775                22,423
6/30/00           23,637           35,860              14,739                      24,282                22,902
7/31/00           23,501           35,300              14,875                      24,163                22,682
8/31/00           24,371           37,493              15,087                      25,122                23,824
9/30/00           23,559           35,513              15,189                      24,465                23,115
10/31/00          23,521           35,364              15,286                      24,476                22,877
11/30/00          22,512           32,577              15,535                      23,568                21,960
12/31/00          22,699           32,737              15,828                      23,799                22,455
1/31/01           23,333           33,899              16,090                      24,418                22,915
2/28/01           22,007           30,807              16,233                      23,278                21,582
3/31/01           21,215           28,854              16,318                      22,520                20,591
4/30/01           22,110           31,096              16,241                      23,455                21,572
5/31/01           22,189           31,304              16,348                      23,604                21,729
6/30/01           21,931           30,544              16,402                      23,323                21,336
7/31/01           21,990           30,244              16,778                      23,393                21,303
8/31/01           21,370           28,351              16,965                      22,686                20,550
9/30/01           20,409           26,051              17,174                      21,785                19,550

                                                  AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                               1 Year    5 Years     Since
   September 30, 2001                                               11/16/93 2
--------------------------------------------------------------------------------
 Lifecycle Long Range Fund--Investment Class  (13.37)%    9.31%      9.49%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date.
3 The S&P 500 Index is an unmanaged index that measures the performance of 500 large UScompanies.
4 The Salomon Broad InvestmentGrade Bond Index covers an all inclusive universe of institutionally traded USTreasury, agency, mortgage and corporate securities.
5 The Asset Allocation Index--Long Range is calculated using the performance of three unmanaged indices representative of stocks (theS&P 500 Index), bonds (the Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-Month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position. In the case ofAsset Allocation--Long Range the neutral position is stocks: 55%, bonds: 35% and cash: 10%. These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-Month T-bill Index is representative of the 3-Month Treasury Market.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning November 30, 1993.

--------------------------------------------------------------------------------

Lifecycle Mid Range Fund--Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

 ASSET ALLOCATION(as of 9/30/01)
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
   Bonds                                45.18%
   Short-term Instruments               22.42%
   Stocks                               32.40%



 FIVE LARGEST COMMON STOCK HOLDINGS
 (percentages are based on total net assets of the Portfolio)
-------------------------------------------------------------
   General Electric ............................ 1.13%
   Microsoft Corp. ............................. 0.85
   Exxon Mobil Corp. ........................... 0.84
   Pfizer Inc. ................................. 0.78
   Wal Mart Stores Inc. ........................ 0.68



 FIVE LARGEST FIXED INCOME LONG TERM SECURITIES
 (percentages are based on total net assets of the Portfolio)
-------------------------------------------------------------
   US Treasury Note, 6.00%, 8/15/09 ............ 3.12%
   US Treasury Bond, 8.125%,  8/15/19 .......... 2.43
   FNR 6.5 Sept., 6.50%, 5/1/31 ................ 1.22
   Harrisburg, PA., Hsg. Corp., 10.00% 7/15/24 . 1.21
   MMCA, 6.86%, 6/15/05 ........................ 1.15


This chart shows Lifecycle Mid Range Fund's investment exposure to different asset classes (ie, stocks, bonds and short term instruments). The Fund also may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market. Futures contracts are not reflected in the chart above.



OBJECTIVE
Seeks capital growth, current income and growth of income consistent with reasonable investment risk by allocating investments among stocks, bonds, and short-term instruments.

INVESTMENT INSTRUMENTS
Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

--------------------------------------------------------------------------------

Lifecycle Mid Range Fund--Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

GROWTH OF A $10,000 INVESTMENT (SINCE OCTOBER 14, 1993) 2
[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

         Lifecycle Mid Range    S&P 500 Index   Salomon Broad Investment    Asset  Allocation   Lipper Flexible Portfolio
         Fund--Investment Class                  Grade Bond Index            Index--Mid Range   Funds Average
10/14/93         $10,000           $10,000           $10,000                    $10,000             $10,000
10/31/93          9,920             10,000            10,000                     10,000              10,000
11/30/93          9,800             9,905             9,916                      9,934               9,859
12/31/93          9,875             10,025            9,972                      10,007              10,035
1/31/94           9,976             10,366            10,107                     10,193              10,280
2/28/94           9,785             10,085            9,939                      10,024              10,098
3/31/94           9,503             9,645             9,692                      9,765               9,761
4/30/94           9,471             9,769             9,619                      9,781               9,778
5/31/94           9,521             9,929             9,618                      9,842               9,816
6/30/94           9,410             9,685             9,598                      9,756               9,658
7/31/94           9,545             10,003            9,780                      9,959               9,846
8/31/94           9,657             10,413            9,791                      10,113              10,079
9/30/94           9,514             10,158            9,650                      9,969               9,922
10/31/94          9,558             10,387            9,640                      10,051              9,995
11/30/94          9,465             10,009            9,615                      9,919               9,763
12/31/94          9,543             10,157            9,688                      10,015              9,826
1/31/95           9,700             10,420            9,888                      10,209              9,925
2/28/95           9,908             10,826            10,119                     10,465              10,210
3/31/95           10,001            11,146            10,178                     10,611              10,417
4/30/95           10,151            11,473            10,317                     10,796              10,626
5/31/95           10,446            11,932            10,727                     11,151              10,982
6/30/95           10,551            12,209            10,801                     11,288              11,234
7/31/95           10,631            12,614            10,780                     11,419              11,538
8/31/95           10,695            12,646            10,904                     11,500              11,620
9/30/95           10,876            13,180            11,006                     11,729              11,888
10/31/95          10,941            13,132            11,154                     11,796              11,817
11/30/95          11,188            13,709            11,328                     12,070              12,200
12/31/95          11,313            13,973            11,484                     12,240              12,366
1/31/96           11,510            14,448            11,562                     12,434              12,628
2/29/96           11,412            14,583            11,366                     12,390              12,711
3/31/96           11,466            14,723            11,284                     12,400              12,787
4/30/96           11,525            14,939            11,200                     12,433              12,960
5/31/96           11,668            15,325            11,195                     12,554              13,139
6/30/96           11,757            15,383            11,339                     12,654              13,121
7/31/96           11,506            14,703            11,370                     12,485              12,742
8/31/96           11,661            15,013            11,353                     12,580              12,967
9/30/96           12,039            15,858            11,550                     12,938              13,435
10/31/96          12,316            16,296            11,810                     13,205              13,669
11/30/96          12,854            17,528            12,005                     13,664              14,316
12/31/96          12,637            17,181            11,899                     13,527              14,171
1/31/97           13,058            18,255            11,944                     13,859              14,676
2/28/97           13,069            18,397            11,958                     13,914              14,640
3/31/97           12,746            17,641            11,837                     13,662              14,213
4/30/97           13,135            18,694            12,006                     14,049              14,595
5/31/97           13,525            19,833            12,119                     14,422              15,223
6/30/97           13,899            20,723            12,263                     14,736              15,686
7/31/97           14,613            22,371            12,595                     15,339              16,601
8/31/97           14,161            21,118            12,487                     14,993              16,097
9/30/97           14,662            22,275            12,671                     15,393              16,768
10/31/97          14,506            21,531            12,852                     15,325              16,398
11/30/97          14,782            22,528            12,912                     15,618              16,681
12/31/97          14,979            22,915            13,044                     15,797              16,892
1/31/98           15,160            23,170            13,212                     15,965              16,996
2/28/98           15,666            24,840            13,203                     16,374              17,852
3/31/98           16,101            26,112            13,255                     16,712              18,465
4/30/98           16,245            26,376            13,323                     16,825              18,642
5/31/98           16,297            25,922            13,451                     16,811              18,421
6/30/98           16,614            26,975            13,562                     17,126              18,773
7/31/98           16,574            26,686            13,590                     17,093              18,537
8/31/98           15,785            22,833            13,798                     16,362              16,675
9/30/98           16,336            24,289            14,124                     16,918              17,340
10/31/98          16,747            26,266            14,060                     17,379              18,211
11/30/98          17,159            27,861            14,138                     17,803              18,993
12/31/98          17,532            29,466            14,181                     18,200              19,826
1/31/99           17,831            30,697            14,286                     18,540              20,275
2/28/99           17,416            29,743            14,036                     18,203              19,657
3/31/99           17,731            30,932            14,116                     18,520              20,220
4/30/99           18,048            32,129            14,163                     18,811              20,766
5/31/99           17,798            31,371            14,033                     18,593              20,409
6/30/99           18,143            33,112            13,986                     18,942              21,127
7/31/99           17,890            32,079            13,930                     18,716              20,704
8/31/99           17,924            31,922            13,920                     18,693              20,549
9/30/99           17,856            31,047            14,087                     18,632              20,319
10/31/99          18,212            33,013            14,129                     19,085              20,897
11/30/99          18,365            33,689            14,128                     19,237              21,237
12/31/99          19,043            35,667            14,064                     19,610              22,203
1/31/00           18,651            33,876            14,024                     19,257              21,588
2/29/00           18,958            33,236            14,188                     19,248              21,811
3/31/00           19,468            36,487            14,372                     20,039              22,896
4/30/00           19,195            35,388            14,329                     19,820              22,423
5/31/00           19,041            34,663            14,317                     19,694              22,098
6/30/00           19,434            35,519            14,615                     20,066              22,570
7/31/00           19,397            34,965            14,750                     20,058              22,352
8/31/00           19,893            37,136            14,961                     20,644              23,481
9/30/00           19,507            35,176            15,062                     20,347              22,782
10/31/00          19,507            35,028            15,158                     20,396              22,545
11/30/00          19,083            32,268            15,405                     20,006              21,641
12/31/00          19,265            32,426            15,695                     20,231              22,133
1/31/01           19,700            33,577            15,955                     20,660              22,585
2/28/01           19,038            30,515            16,097                     20,099              21,270
3/31/01           18,641            28,580            16,181                     19,719              20,290
4/30/01           19,079            30,801            16,105                     20,231              21,261
5/31/01           19,155            31,007            16,211                     20,353              21,413
6/30/01           19,060            30,254            16,264                     20,222              21,024
7/31/01           19,213            29,957            16,638                     20,375              20,961
8/31/01           18,925            28,082            16,822                     20,044              20,211
9/30/01           18,444            25,813            17,030                     19,605              19,223

                                            AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                            1 Year     5 Years      Since
   September 30, 2001                                          10/14/93 2
-------------------------------------------------------------------------
 Lifecycle Mid Range Fund--Investment Class (5.45)%     8.91%      7.99%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date.
3 The S&P 500 Index is an unmanaged index that measures the performance of 500 large UScompanies.
4 The Salomon Broad InvestmentGrade Bond Index covers an all inclusive universe of institutionally traded USTreasury, agency, mortgage and corporate securities.
5 The Asset Allocation Index--Mid Range is calculated using the performance of three unmanaged indices representative of stocks (theS&P 500 Index), bonds (the Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-Month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position. In the case ofAsset Allocation--Mid Range the neutral position is stocks: 35%, bonds: 45% and cash: 20%. These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-Month T-bill Index is representative of the 3-Month Treasury Market.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning October 31, 1993.
--------------------------------------------------------------------------------

Lifecycle Short Range Fund--Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

 ASSET ALLOCATION (as of 9/30/01)
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
   Bonds                                56.45%
   Short-term Instruments               30.36%
   Stocks                               13.19%



 FIVE LARGEST COMMON STOCK HOLDINGS
 (percentages are based on total net asset of the Portfolio)
 -----------------------------------------------------------

   General Electric ............................ 0.45%
   Microsoft Corp. ............................. 0.33
   Exxon Mobil Corporation ..................... 0.33
   Pfizer, Inc. ................................ 0.31
   Wal Mart Stores, Inc. ....................... 0.27



 FIVE LARGEST FIXED INCOME LONG TERM SECURITIES
 (percentages are based on total net assets of the Portfolio)
 ------------------------------------------------------------

   US Treasury Bond,  8.125%, 8/15/19 .......... 3.14%
   US Treasury Note, 6.125%, 8/15/07 ........... 2.11
   Harrisburg, PA., Hsg. Corp., 10.00%, 7/15/24  2.10
   Norwest Asset Securities, 7.25%, 12/25/29 ... 1.96
   US Treasury Note, 6.00%, 8/15/09 ............ 1.87


This chart shows Lifecycle Short Range Fund's investment exposure to different asset classes (ie, stocks, bonds and short term instruments). The Fund also may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market. Futures contracts are not reflected in the chart above.



OBJECTIVE
Seeks high current income consistent with conservation of capital by allocating investments among stocks, bonds and short-term investments.

INVESTMENT INSTRUMENTS
Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

--------------------------------------------------------------------------------

Lifecycle Short Range Fund--Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
Growth of a $10,000 Investment (since November 16, 1993)2

         Lifecycle Short Range   S&P 500 Index  Salomon Broad Investment  Asset Allocation Index--  Lipper Income
         Fund--Investment Class                Grade Bond Index          Short Range               Funds Average

10/15/93         $10,000           $10,000       $10,000                 $10,000                   $10,000
10/31/93          9,940             10,000        10,000                  10,000                    10,000
11/30/93          9,850             9,905         9,916                   9,947                     9,875
12/31/93          9,896             10,025        9,972                   10,005                    10,031
1/31/94           9,997             10,366        10,107                  10,139                    10,249
2/28/94           9,846             10,085        9,939                   10,011                    9,995
3/31/94           9,655             9,645         9,692                   9,818                     9,658
4/30/94           9,585             9,769         9,619                   9,803                     9,682
5/31/94           9,595             9,929         9,618                   9,836                     9,722
6/30/94           9,535             9,685         9,598                   9,800                     9,613
7/31/94           9,632             10,003        9,780                   9,961                     9,812
8/31/94           9,673             10,413        9,791                   10,039                    10,005
9/30/94           9,581             10,158        9,650                   9,934                     9,855
10/31/94          9,577             10,387        9,640                   9,975                     9,887
11/30/94          9,556             10,009        9,615                   9,918                     9,650
12/31/94          9,616             10,157        9,688                   9,996                     9,670
1/31/95           9,753             10,420        9,888                   10,164                    9,824
2/28/95           9,899             10,826        10,119                  10,368                    10,080
3/31/95           9,952             11,146        10,178                  10,463                    10,245
4/30/95           10,071            11,473        10,317                  10,603                    10,454
5/31/95           10,336            11,932        10,727                  10,914                    10,800
6/30/95           10,399            12,209        10,801                  11,011                    10,907
7/31/95           10,442            12,614        10,780                  11,069                    11,100
8/31/95           10,506            12,646        10,904                  11,160                    11,200
9/30/95           10,635            13,180        11,006                  11,303                    11,465
10/31/95          10,711            13,132        11,154                  11,396                    11,413
11/30/95          10,885            13,709        11,328                  11,584                    11,756
12/31/95          11,003            13,973        11,484                  11,725                    11,973
1/31/96           11,124            14,448        11,562                  11,845                    12,188
2/29/96           11,003            14,583        11,366                  11,765                    12,166
3/31/96           11,014            14,723        11,284                  11,748                    12,232
4/30/96           11,042            14,939        11,200                  11,741                    12,290
5/31/96           11,142            15,325        11,195                  11,799                    12,418
6/30/96           11,231            15,383        11,339                  11,904                    12,491
7/31/96           11,102            14,703        11,370                  11,859                    12,189
8/31/96           11,170            15,013        11,353                  11,903                    12,414
9/30/96           11,428            15,858        11,550                  12,134                    12,768
10/31/96          11,663            16,296        11,810                  12,350                    13,067
11/30/96          12,025            17,528        12,005                  12,618                    13,611
12/31/96          11,861            17,181        11,899                  12,536                    13,548
1/31/97           12,101            18,255        11,944                  12,697                    13,870
2/28/97           12,136            18,397        11,958                  12,735                    13,969
3/31/97           11,930            17,641        11,837                  12,601                    13,639
4/30/97           12,196            18,694        12,006                  12,831                    13,910
5/31/97           12,450            19,833        12,119                  13,035                    14,456
6/30/97           12,692            20,723        12,263                  13,222                    14,844
7/31/97           13,164            22,371        12,595                  13,594                    15,597
8/31/97           12,893            21,118        12,487                  13,433                    15,255
9/30/97           13,237            22,275        12,671                  13,671                    15,869
10/31/97          13,190            21,531        12,852                  13,728                    15,643
11/30/97          13,345            22,528        12,912                  13,875                    15,928
12/31/97          13,491            22,915        13,044                  14,006                    16,233
1/31/98           13,661            23,170        13,212                  14,148                    16,237
2/28/98           13,923            24,840        13,203                  14,311                    16,771
3/31/98           14,158            26,112        13,255                  14,472                    17,270
4/30/98           14,276            26,376        13,323                  14,555                    17,312
5/31/98           14,394            25,922        13,451                  14,612                    17,202
6/30/98           14,574            26,975        13,562                  14,785                    17,367
7/31/98           14,574            26,686        13,590                  14,798                    17,100
8/31/98           14,363            22,833        13,798                  14,623                    15,786
9/30/98           14,775            24,289        14,124                  14,975                    16,465
10/31/98          14,948            26,266        14,060                  15,138                    16,918
11/30/98          15,148            27,861        14,138                  15,337                    17,439
12/31/98          15,316            29,466        14,181                  15,513                    17,789
1/31/99           15,464            30,697        14,286                  15,691                    17,858
2/28/99           15,094            29,743        14,036                  15,480                    17,521
3/31/99           15,256            30,932        14,116                  15,640                    17,841
4/30/99           15,421            32,129        14,163                  15,777                    18,441
5/31/99           15,256            31,371        14,033                  15,660                    18,227
6/30/99           15,392            33,112        13,986                  15,781                    18,512
7/31/99           15,242            32,079        13,930                  15,692                    18,212
8/31/99           15,242            31,922        13,920                  15,693                    17,997
9/30/99           15,272            31,047        14,087                  15,754                    17,667
10/31/99          15,408            33,013        14,129                  15,948                    18,091
11/30/99          15,484            33,689        14,128                  16,016                    18,054
12/31/99          15,817            35,667        14,064                  16,138                    18,346
1/31/00           15,651            33,876        14,024                  16,012                    17,967
2/29/00           15,908            33,236        14,188                  16,091                    17,629
3/31/00           16,136            36,487        14,372                  16,467                    18,649
4/30/00           15,983            35,388        14,329                  16,389                    18,377
5/31/00           15,937            34,663        14,317                  16,360                    18,451
6/30/00           16,227            35,519        14,615                  16,630                    18,518
7/31/00           16,274            34,965        14,750                  16,698                    18,606
8/31/00           16,526            37,136        14,961                  17,010                    19,439
9/30/00           16,416            35,176        15,062                  16,966                    19,286
10/31/00          16,447            35,028        15,158                  17,041                    19,214
11/30/00          16,400            32,268        15,405                  17,021                    18,702
12/31/00          16,591            32,426        15,695                  17,237                    19,364
1/31/01           16,852            33,577        15,955                  17,520                    19,657
2/28/01           16,640            30,515        16,097                  17,386                    19,266
3/31/01           16,542            28,580        16,181                  17,294                    18,908
4/30/01           16,673            30,801        16,105                  17,474                    19,594
5/31/01           16,756            31,007        16,211                  17,575                    19,835
6/30/01           16,756            30,254        16,264                  17,558                    19,609
7/31/01           16,955            29,957        16,638                  17,772                    19,601
8/31/01           16,938            28,082        16,822                  17,730                    18,951
9/30/01           16,822            25,813        17,030                  17,659                    18,077

                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                               1 Year     5 Years      Since
   September 30, 2001                                             10/15/93 2
----------------------------------------------------------------------------
 Lifecycle Short Range Fund--Investment Class    2.47%     8.04%      6.75%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date.
3 The S&P 500 Index is an unmanaged index that measures the performance of 500 large UScompanies.
4 The Salomon Broad InvestmentGrade Bond Index covers an all inclusive universe of institutionally tradedUSTreasury, agency, mortgage and corporate securities.
5 The Asset Allocation Index--Short Range is calculated using the performance of three unmanaged indices representative of stocks (theS&P 500 Index), bonds (the Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-Month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position. In the case ofAsset Allocation--Short Range the neutral position is stocks: 15%, bonds: 55% and cash: 30%. These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-Month T-bill Index is representative of the 3-Month Treasury Market.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning October 31, 1993.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

                                                                                              SEPTEMBER 30, 2001
                                                           LIFECYCLE             LIFECYCLE             LIFECYCLE
                                                    LONG RANGE FUND--      MID RANGE FUND--    SHORT RANGE FUND--
                                                    INVESTMENT CLASS      INVESTMENT CLASS      INVESTMENT CLASS
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in portfolio, at value1 ................ $140,929,383          $90,064,438            $25,542,275
   Receivable for capital shares sold .................      984,542              117,662                 64,710
   Prepaid expenses and other .........................        8,564                8,326                  7,559
                                                        ------------          -----------            -----------
Total assets ..........................................  141,922,489           90,190,426             25,614,544
                                                        ------------          -----------            -----------
LIABILITIES
   Due to administrator ...............................       48,142               23,833                  3,325
   Payable for capital shares redeemed ................        9,648               24,438                 16,674
   Accrued expenses and other .........................       26,951               25,614                 19,507
                                                        ------------          -----------            -----------
Total liabilities .....................................       84,741               73,885                 39,506
                                                        ------------          -----------            -----------
NET ASSETS ............................................ $141,837,748          $90,116,541            $25,575,038
                                                        ============          ===========            ===========
COMPOSITION OF NET ASSETS
   Paid-in capital .................................... $158,717,734          $95,254,348            $25,939,773
   Undistributed net investment income ................    1,066,845              958,771                265,339
   Accumulated net realized loss on investment
     and foreign currency transactions ................   (5,669,350)          (2,544,647)              (620,232)
   Net unrealized depreciation on investments
     and foreign currencies ...........................  (12,277,481)          (3,551,931)                (9,842)
                                                        ------------          -----------            -----------
NET ASSETS ............................................ $141,837,748          $90,116,541            $25,575,038
                                                        ============          ===========            ===========
SHARES OUTSTANDING
   ($0.001 par value per share, unlimited
   number of shares authorized) .......................   13,902,170            9,397,687              2,527,259
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   (net assets divided by shares outstanding) .........     $  10.20              $  9.59               $  10.12
                                                        ============          ===========            ===========

--------------------------------------------------------------------------------
1 Allocated from Asset Management Portfolio, Asset Management Portfolio II and
  Asset Management Portfolio III, respectively.
--------------------------------------------------------------------------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (Unaudited)

                                                                      FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
                                                           LIFECYCLE            LIFECYCLE              LIFECYCLE
                                                    LONG RANGE FUND--     MID RANGE FUND--     SHORT RANGE FUND--
                                                     INVESTMENT CLASS     INVESTMENT CLASS       INVESTMENT CLASS
INVESTMENT INCOME
   Income, net 1 ......................................  $ 2,295,430          $ 1,591,166            $   575,149
                                                         -----------          -----------            -----------
EXPENSES
   Administration and service fees ....................      496,772              282,082                 84,723
   Professional fees ..................................       15,926               13,488                 13,389
   Printing and shareholder reports ...................        9,340                9,896                  7,649
   Registration fees ..................................        8,069                6,336                  5,954
   Trustees fees ......................................        4,679                4,740                  4,223
   Miscellaneous ......................................          440                  314                    802
                                                         -----------          -----------            -----------
Total expenses ........................................      535,226              316,856                116,740
Less: fee waivers and/or expense
   reimbursements .....................................     (191,307)            (143,167)               (64,603)
                                                         -----------          -----------            -----------
Net expenses ..........................................      343,919              173,689                 52,137
                                                         -----------          -----------            -----------
NET INVESTMENT INCOME .................................    1,951,511            1,417,477                523,012
                                                         -----------          -----------            -----------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY
   TRANSACTIONS Net realized gain (loss) from:
     Investment transactions ..........................      931,015              884,187                207,385
     Foreign currency transactions ....................      (61,015)             (54,797)               (17,772)
     Forward foreign currency transactions ............      (94,660)                  --                  5,552
     Futures transactions .............................   (2,232,213)          (1,102,390)              (192,259)
     Net change in unrealized appreciation/
        depreciation on investments and
        foreign currencies ............................   (5,550,340)          (2,428,076)               (96,902)
                                                         -----------          -----------            -----------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES .................   (7,007,213)          (2,701,076)               (93,996)
                                                         -----------          -----------            -----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ....................................  $(5,055,702)         $(1,283,599)            $  429,016
                                                         ===========          ===========             ==========

--------------------------------------------------------------------------------
1 Allocated from Asset Management Portfolio, Asset Management Portfolio II and
  Asset Management Portfolio III, respectively.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

 LIFECYCLE LONG RANGE FUND--INVESTMENT CLASS                              FOR THE SIX                FOR THE
                                                                         MONTHS ENDED               YEAR ENDED
                                                                     SEPTEMBER 30, 20011          MARCH 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ..................................................  $ 1,951,511             $ 4,151,441
   Net realized loss from investment and foreign
      currency transactions ...............................................   (1,456,873)             (2,804,574)
   Net change in unrealized appreciation/depreciation
      on investments and foreign currencies ...............................   (5,550,340)            (18,548,687)
                                                                             -----------             -----------
Net decrease in net assets from operations ................................   (5,055,702)            (17,201,820)
                                                                             -----------             -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..................................................     (957,577)             (2,799,236)
   Net realized gain ......................................................           --             (18,684,065)
                                                                             -----------             -----------
Total distributions .......................................................     (957,577)            (21,483,301)
                                                                             -----------             -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares ..........................................   43,826,671              34,495,098
   Dividend reinvestments .................................................      956,878              20,862,676
   Cost of shares redeemed ................................................  (25,309,727)            (55,190,959)
                                                                             -----------             -----------
Net increase in net assets from capital share transactions ................   19,473,822                 166,815
                                                                             -----------             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................................   13,460,543             (38,518,306)
NET ASSETS
   Beginning of period ....................................................  128,377,205             166,895,511
                                                                             -----------             -----------
   End of period (including undistributed net investment
      income of $1,066,845 and $72,911, respectively) ..................... $141,837,748            $128,377,205
                                                                            ============            ============

--------------------------------------------------------------------------------
1 Unaudited.
--------------------------------------------------------------------------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


 LIFECYCLE MID RANGE FUND--INVESTMENT CLASS                              FOR THE SIX                 FOR THE
                                                                         MONTHS ENDED              YEAR ENDED
                                                                     SEPTEMBER 30, 2001 1        MARCH 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .................................................  $  1,417,477            $  3,513,465
   Net realized loss from investment and foreign
     currency transactions ...............................................      (273,000)             (1,198,697)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ..................................    (2,428,076)             (6,165,420)
                                                                            ------------            ------------
Net decrease in net assets from operations ...............................    (1,283,599)             (3,850,652)
                                                                            ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................................      (705,534)             (2,802,292)
   Net realized gain .....................................................            --              (6,935,086)
                                                                            ------------            ------------
Total distributions ......................................................      (705,534)             (9,737,378)
                                                                            ------------            ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares .........................................    26,771,303              23,303,126
   Dividend reinvestments ................................................       705,492               9,496,287
   Cost of shares redeemed ...............................................   (15,988,583)            (37,203,987)
                                                                            ------------            ------------
Net increase (decrease) in net assets from capital
   share transactions ....................................................    11,488,212              (4,404,574)
                                                                            ------------            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................     9,499,079             (17,992,604)
NET ASSETS
   Beginning of period ...................................................    80,617,462              98,610,066
                                                                            ------------            ------------
   End of period (including undistributed net investment
     income of $958,771 and $246,828, respectively) ......................  $ 90,116,541            $ 80,617,462
                                                                            ============            ============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

 LIFECYCLE SHORT RANGE FUND--INVESTMENT CLASS                            FOR THE SIX                 FOR THE
                                                                         MONTHS ENDED              YEAR ENDED
                                                                     SEPTEMBER 30, 2001 1        MARCH 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...................................................  $  523,012            $  1,433,636
   Net realized gain (loss) from investment and foreign
     currency transactions .................................................       2,906                (216,305)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ....................................     (96,902)               (473,392)
                                                                              ----------            ------------
Net increase in net assets from operations .................................     429,016                 743,939
                                                                              ----------            ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................................    (245,463)             (1,172,483)
   Net realized gain .......................................................          --              (1,069,472)
                                                                              ----------            ------------
Total distributions ........................................................    (245,463)             (2,241,955)
                                                                              ----------            ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares ...........................................   5,184,669              17,451,045
   Dividend reinvestments ..................................................     244,186               2,010,406
   Cost of shares redeemed .................................................  (9,541,815)            (26,153,830)
                                                                              ----------            ------------
Net decrease in net assets from capital
   share transactions ......................................................  (4,112,960)             (6,692,379)
                                                                              ----------            ------------
TOTAL DECREASE IN NET ASSETS ...............................................  (3,926,407)             (8,190,395)
NET ASSETS
   Beginning of period .....................................................  29,504,445              37,694,840
                                                                              ----------            ------------
   End of period (including undistributed net investment income and distributions in excess of net investment
     income of $265,339 and $(12,209), respectively) ....................... $25,575,038            $ 29,504,445
                                                                             ===========            ============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 LIFECYCLE LONG                     FOR THE SIX
 RANGE FUND--                      MONTHS ENDED
 INVESTMENT                        SEPTEMBER 30,                                       FOR THE YEARS ENDED MARCH 31,
 CLASS                                 2001 1           2001         2000          1999          1998          1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................  $10.67        $13.86       $12.57        $14.57        $11.96       $11.32
                                         ------        ------       ------        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ..............    0.14          0.34         0.33          0.43          0.32         0.35
   Net realized and unrealized
     gain (loss) on investments
     and foreign currencies ...........   (0.54)        (1.73)        1.32          1.27          3.57         1.18
                                         ------        ------       ------        ------        ------       ------
Total from investment
   operations .........................   (0.40)        (1.39)        1.65          1.70          3.89         1.53
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............   (0.07)        (0.23)       (0.24)        (0.47)        (0.33)       (0.39)
   Net realized gain from
     investment transactions ..........      --         (1.57)       (0.12)        (2.98)        (0.95)       (0.50)
   Distributions in excess of
     net investment income ............      --            --           --         (0.25)           --           --
                                         ------        ------       ------        ------        ------       ------
Total distributions ...................   (0.07)        (1.80)       (0.36)        (3.70)        (1.28)       (0.89)
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD ......................  $10.20        $10.67       $13.86        $12.57        $14.57       $11.96
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN 2 .............   (3.80)%      (11.35)%      13.46%        12.44%        33.69%       13.88%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ...................$141,838      $128,377     $166,896      $133,550      $138,801      $78,291
   Ratios to average net assets:
     Net investment income ............    2.55%3        2.78%        2.30%         2.51%         2.57%        2.73%
     Expenses after waivers,
        including expenses of
        the Asset Management
        Portfolio .....................    1.00%3        1.00%        1.00%         1.00%         1.00%        1.00%
     Expenses before waivers,
        including expenses of
        the Asset Management
        Portfolio .....................    1.46%3        1.45%        1.46%         1.44%         1.45%        1.48%

--------------------------------------------------------------------------------
1 Unaudited.
2 Total return would have been lower had certain expenses not been reimbursed or fees waived by the Investment Advisor and Administrator.
3 Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 LIFECYCLE MID                      FOR THE SIX
 RANGE FUND--                       MONTHS ENDED
 INVESTMENT                         SEPTEMBER 30,                                        FOR THE YEARS ENDED MARCH 31,
 CLASS                                   2001 1          2001         2000          1999          1998          1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................  $ 9.78        $11.38       $10.60        $12.32        $10.80       $10.48
                                         ------        ------       ------        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ..............    0.16          0.42         0.32          0.32          0.37         0.42
   Net realized and unrealized
     gain (loss) on investments
     and foreign currencies ...........   (0.26)        (0.86)        0.71          0.84          2.36         0.72
                                         ------        ------       ------        ------        ------       ------
Total from investment
   operations .........................   (0.10)        (0.44)        1.03          1.16          2.73         1.14
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............   (0.09)        (0.33)       (0.23)        (0.38)        (0.37)       (0.44)
   Net realized gain from
     investment transactions ..........      --         (0.83)       (0.02)        (2.32)        (0.84)       (0.38)
   Distributions in excess of net
     realized gain ....................      --            --           --         (0.18)           --           --
                                         ------        ------       ------        ------        ------       ------
Total distributions ...................   (0.09)        (1.16)       (0.25)        (2.88)        (1.21)       (0.82)
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD ......................  $ 9.59        $ 9.78       $11.38        $10.60        $12.32       $10.80
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN 2 .............   (1.06)%       (4.25)%       9.80%        10.12%        26.33%       11.16%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ................... $90,117       $80,617      $98,610       $77,556       $95,103      $61,867
   Ratios to average net assets:
     Net investment income ............    3.27%3        3.86%        3.03%         2.75%         3.31%        3.48%
     Expenses after waivers,
        including expenses of
        the Asset Management
        PortfolioII ...................    1.00%3        1.00%        1.00%         1.00%         1.00%        1.00%
     Expenses before waivers,
        including expenses of
        the Asset Management
        Portfolio II ..................    1.54%3        1.51%        1.51%         1.51%         1.48%        1.55%

--------------------------------------------------------------------------------
1 Unaudited.
2 Total return would have been lower had certain expenses not been reimbursed or fees waived by the Investment Advisor and Administrator.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 LIFECYCLE SHORT                   FOR THE SIX
 RANGE FUND--                      MONTHS ENDED
 INVESTMENT                       SEPTEMBER 30,                                        FOR THE YEARS ENDED MARCH 31,
 CLASS                                   2001 1          2001         2000          1999          1998          1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................. $10.05        $10.54       $10.23        $10.82        $10.31       $10.03
                                         ------        ------       ------        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ...............   0.21          0.48         0.39          0.40          0.44         0.48
   Net realized and unrealized
     gain (loss) on investments
     and foreign currencies ............  (0.04)        (0.21)        0.18          0.43          1.39         0.34
                                         ------        ------       ------        ------        ------       ------
Total from investment
   operations ..........................   0.17          0.27         0.57          0.83          1.83         0.82
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............  (0.10)        (0.40)       (0.26)        (0.44)        (0.46)       (0.54)
   Net realized gain from
     investment transactions ...........     --         (0.36)          --         (0.76)        (0.86)          --
   Distributions in excess of net
     realized gains ....................     --            --           --         (0.22)           --           --
                                         ------        ------       ------        ------        ------       ------
Total distributions ....................  (0.10)        (0.76)       (0.26)        (1.42)        (1.32)       (0.54)
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD ....................... $10.12        $10.05       $10.54        $10.23        $10.82       $10.31
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN 2 ..............   1.69%         2.52%        5.76%         7.76%        18.68%        8.32%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ....................$25,575       $29,504      $37,695       $44,532       $49,408      $32,552
   Ratios to average net assets:
     Net investment income .............   3.95%3        4.85%        3.61%         3.52%         4.06%        4.24%
     Expenses after waivers,
        including expenses of
        the Asset Management
        Portfolio III ..................   1.00%3        1.00%        1.00%         1.00%         1.00%        1.00%
     Expenses before waivers,
        including expenses of
        the Asset Management
        Portfolio III ..................   1.79%3        1.72%        1.67%         1.55%         1.58%        1.65%

--------------------------------------------------------------------------------
1 Unaudited.
2 Total return would have been lower had certain expenses not been reimbursed or fees waived by the Investment Advisor and Administrator.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the `Trust') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. Lifecycle Long Range Fund--Investment Class (Long Range Fund), Lifecycle Mid Range Fund--Investment Class (Mid Range Fund) and Lifecycle Short Range Fund--Investment Class (Short Range Fund) (each a `Fund', and collectively, the `Funds') are three of the funds offered to investors by the Trust. The Funds began operations and offering shares on the following dates:
                                                                 Commencement of
                                                                      Operations
                                                               -----------------
Long Range Fund                                                November 16, 1993
Mid Range Fund                                                  October 14, 1993
Short Range Fund                                                October 15, 1993

The Funds seek to achieve their investment objectives by investing substantially all of their assets in the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (each a `Portfolio' and collectively, the `Portfolios'), respectively. Asset Management Portfolios II and III are series of BT Investment Portfolios. The Portfolios are open-end management investment companies registered under the Act. The value of each Fund's investment in the Portfolios reflects each Fund's proportionate interest in the net assets of that Portfolio. At September 30, 2001, Long Range Fund's investment was 27% of the Asset Management Portfolio, Mid Range Fund's investment was 100% of the Asset Management Portfolio II and the Short Range Fund's investment was 100% of the Asset Management Portfolio III.

The financial statements of each of the Portfolios, including a list of investments held, are contained elsewhere in this report and should be read in conjunction with the Funds' financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Notes to FinancialStatements section for the Asset Management Portfolio under Note 1B.

C. INVESTMENT INCOME
Each Fund earns income, net of expenses, daily on its investment in the respective Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of each Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is each Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Funds are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

F. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of the Funds. Expenses directly attributable to each fund are charged to that Fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 2--FEES AND TRANSACTIONS
WITH AFFILIATES
The Funds have entered into an Administration Agreement with Investment Company Capital Corp. (ICCC), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative and shareholder services to each of the Funds. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.65% of each Fund's average daily net assets. Prior to July 1, 2001, Bankers Trust Company, also an indirect wholly owned subsidiary of Deutsche Bank AG, served as the Administrator to the Funds. Bankers Trust Company continues to serve as custodian to the Funds.

The Investment Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of each Fund through July 31, 2001, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of each Fund, including expenses of the respective Portfolios.



NOTE 3--CAPITAL SHARE TRANSACTIONS
At September 30, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                                                                     For the Six Months Ended September 30, 2001 1
                                                      ------------------------------------------------------------
                                               Long Range Fund            Mid Range Fund         Short Range Fund
                                      ------------------------   -----------------------    ---------------------
                                          Shares        Amount      Shares        Amount      Shares       Amount
                                      ----------  ------------   ---------- ------------    --------  -----------
Sold ...............................   4,126,152  $ 43,826,671   2,699,935  $ 26,771,303     511,850  $ 5,184,669
Reinvested .........................      86,831       956,878      70,904       705,492      24,177      244,186
Redeemed ...........................  (2,339,732)  (25,309,727) (1,620,308)  (15,988,583)   (944,328)  (9,541,815)
                                     -----------  ------------  ----------  ------------   ---------  -----------
Net increase (decrease) ............   1,873,251  $ 19,473,822   1,150,531  $ 11,488,212    (408,301) $(4,112,960)
                                     ===========  ============  ==========  ============   =========  ===========

-------------------------------------------------------------------------------------------------------------------
1 Unaudited.
                                                                                 For the Year Ended March 31, 2001
                                                      -------------------------------------------------------------
                                               Long Range Fund            Mid Range Fund         Short Range Fund
                                            ---------------------------            ---------------------------
                                          Shares        Amount      Shares        Amount      Shares       Amount
                                          ----------      ------------         ----------      ------------
Sold ...............................   2,870,707  $ 34,495,098   2,198,489  $ 23,303,126   1,775,669 $ 17,451,045
Reinvested .........................   1,718,930    20,862,676     907,624     9,496,287     115,842    2,010,406
Redeemed ...........................  (4,600,148)  (55,190,959) (3,522,433)  (37,203,987) (2,531,491) (26,153,830)
                                      ----------  ------------  ----------   -----------  ----------  -----------
Net increase (decrease) ............     (10,511) $    166,815    (416,320) $ (4,404,574)   (639,980)$ (6,692,379)
                                      ==========  ============  ==========  ============  ========== ============


--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE


              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--48.72%
              AEROSPACE--0.07%
      7,000   Raytheon Co. ............... $   243,250
      5,000   Rockwell Collins ............     72,420
      5,100   Rockwell International Corp.      73,400
                                           -----------
                                               389,070
                                           -----------
              BANKS--0.85%
     11,200   BB&T Corp. ..................    408,240
     18,700   Dime Bancorp, Inc . .........    735,284
     54,300   J.P. Morgan Chase & Co. .....  1,854,345
      9,300   Southtrust Corp. ............    236,871
     38,400   Wachovia Corp. ..............  1,190,400
      1,900   Zions Bancorporation ........    101,954
                                           -----------
                                             4,527,094
                                           -----------
              BASIC MATERIALS--1.26%
      5,300   Air Products and Chemicals,
               Inc. .......................    204,474
      3,700   Alcan Aluminum Ltd. .........    111,000
     23,700   Alcoa, Inc. .................    734,937
      4,100   Allegheny Technologies ......     54,653
     18,700   Archer-Daniels-Midland Co. ..    235,433
     11,000   Barrick Gold Corp. ..........    190,850
        400   Bemis Co., Inc. .............     15,940
      2,700   Boise Cascade Corp. .........     79,650
     24,500   Dow Chemical Co. ............    802,620
     28,600   Du Pont (E.I.) de Nemours
               & Co. ......................  1,073,072
      3,000   Eastman Chemical Co. ........    108,900
      3,600   Engelhard Corp. .............     83,160
      1,500   FMC Corp. 1 .................     73,485
      7,400   Freeport-McMoRan Copper &
               Gold, Inc.--Class B 1 ......     81,326
      6,200   Georgia-Pacific Corp. .......    178,498
      1,400   Great Lakes Chemical Corp. ..     30,940
      3,000   Hercules, Inc. ..............     24,750
      7,100   Homestake Mining Co. 1 ......     66,030
      7,600   Inco Ltd.1 ..................     94,316
      2,700   International Flavors &
               Fragrances, Inc. ...........     74,763
     12,300   International Paper Co. .....    428,040
      2,900   Louisiana-Pacific Corp. .....     18,850
      5,100   Mead Corp. ..................    141,168
      5,300   Newmont Mining Corp. ........    125,080
      1,300   Nucor Corp. .................     51,610
      7,200   Pactiv Corp.1 ...............    104,328
      2,200   Phelps Dodge Corp. ..........     60,500
      9,200   Placer Dome, Inc. ...........    117,668
      4,600   PPG Industries, Inc. ........    210,450
      3,400   Praxair, Inc. ...............    142,800
      6,000   Rohm & Haas Co. .............    196,560
      1,200   Sigma Aldrich Corp. .........     54,240
      2,500   Temple Inland, Inc. .........    118,725

     SHARES   SECURITY                           VALUE

      2,500   USX--US Steel Group .........$    34,950
      1,900   Vulcan Materials Co. ........     82,080
      2,700   Westvaco Corp. ..............     69,390
      5,100   Weyerhaeuser Co. ............    248,421
      3,000   Willamette Industries, Inc. .    134,970
      4,400   Worthington Industries, Inc.      49,500
                                           -----------
                                             6,708,127
                                           -----------
              BEVERAGES--0.03%
        200   Adolph Coors Co.--Class B ...      9,000
      2,800   Pepsi Bottling Group,
               Inc.(The) ..................    128,996
                                           -----------
                                               137,996
                                           -----------
              BIOPHARMACEUTICALS--0.05%
      6,000   Chiron Corp. 1 ..............    266,580
                                           -----------
              BIOTECHNOLOGY--0.05%
     14,300   Immunex Corp. ...............    266,695
                                           -----------
              CAPITAL GOODS--3.97%
      7,500   Allied Waste Industries,
               Inc. 1 .....................     95,625
      7,900   American Power Conversion
               Corp. 1 ....................     92,272
      2,300   Avery Dennison Corp. ........    105,376
     23,900   Boeing Co. ..................    800,650
      8,700   Caterpillar, Inc. ...........    389,760
      2,000   Cooper Industries, Inc. .....     82,940
      1,700   Crane Co. ...................     37,264
      3,100   Danaher Corp. ...............    146,258
      7,500   Deere & Co. .................    282,075
      1,300   Dover Corp. .................     39,143
      1,400   Eaton Corp. .................     82,894
     11,100   Emerson Electric Co. ........    522,366
      4,900   General Dynamics Corp. ......    432,768
    269,200   General Electric Co. ........ 10,018,034
      2,800   Goodrich (B.F.) Co. .........     54,112
     18,300   Honeywell International, Inc.    483,120
      7,700   Illinois Tool Works, Inc. ...    416,647
      3,400   Ingersoll-Rand Co. ..........    114,920
      1,500   ITT Industries ..............     67,200
      1,800   Johnson Controls, Inc. ......    117,432
     10,700   Lockheed Martin Corp. .......    468,125
      2,400   Millipore Corp. .............    127,056
     10,900   Minnesota Mining &
               Manufacturing Co. ..........  1,072,560
      5,300   Molex, Inc. .................    148,983
      1,100   National Service Industries,
               Inc. .......................     22,715
      2,900   Navistar International
               Corp. 1 ....................     81,925
      1,800   Northrop Grumman Corp. ......    181,800
      2,800   Paccar, Inc. ................    137,396
      3,400   Pall Corp. ..................     66,130
      4,800   Parker-Hannifin Corp. .......    164,640
      3,500   Pitney Bowes, Inc. ..........    133,700
     10,200   Sanmina Corp. 1 .............    138,516



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

      2,300   Sealed Air Corp. 1 ..........$    83,927
     17,600   Solectron Corp. 1 ...........    205,040
          1   Teledyne Technologies 1 .....         16
      2,900   Textron, Inc. 1 .............     97,469
      6,800   Thermo Electron Corp. 1 .....    122,740
     53,100   Tyco International Ltd. .....  2,416,050
     12,200   United Technologies Corp. ...    567,300
     17,100   Waste Management, Inc. ......    457,254
                                           -----------
                                            21,074,198
                                           -----------
              COMMERCIAL SERVICES--0.07%
      7,400   Concord EFS, Inc. ...........    362,304
                                           -----------
              COMMUNICATION SERVICES--3.92%
      9,600   Alltel Corp. ................    556,320
    122,700   AOL Time Warner Inc. 1 ......  4,061,370
     94,600   AT&T Corp. ..................  1,825,780
     51,300   BellSouth Corp. .............  2,131,515
      3,900   Centurytel, Inc. ............    130,650
     12,800   Citizen Communications Co. 1     120,320
     31,200   Global Crossing Ltd. 1 ......     56,160
        200   Meredith Corp. ..............      6,426
     21,000   Nextel Communications, Inc.--
               Class A 1 ..................    181,860
     45,500   Qwest Communications
               International, Inc. ........    759,850
     92,100   SBC Communications, Inc. ....  4,339,752
     24,400   Sprint Corp. ................    585,844
     26,700   Sprint PCS Group 1 ..........    701,943
      5,700   Univision Communications,
               Inc. 1 .....................    130,815
     74,100   Verizon Communications ......  4,009,551
     79,100   Worldcom, Inc. 1 ............  1,189,664
                                           -----------
                                            20,787,820
                                           -----------
              COMMUNICATIONS EQUIPMENT--0.02%
      9,000   CIENA Corp. .................     92,610
                                           -----------
              CONSTRUCTION & ENGINEERING--0.01%
      5,100   McDermott International, Inc.     42,075
                                           -----------
              CONSUMER CYCLICALS--4.20%
      5,600   American Greetings Corp.--
               Class A ....................     74,144
      3,700   Autozone, Inc. 1 ............    191,882
      9,300   Bed, Bath & Beyond, Inc. 1 ..    236,778
      6,300   Best Buy, Inc. 1 ............    286,335
      1,100   Black & Decker Corp. ........     34,320
      4,100   Brunswick Corp. .............     67,527
     16,000   Carnival Corp.--Class A .....    352,320
     25,300   Cendant Corp. 1 .............    323,840
      3,400   Centex Corp. ................    114,682
      3,700   Cintas Corp. ................    149,110
      5,800   Circuit City Stores, Inc. ...     69,600
      6,100   Convergys Corp. 1 ...........    169,275
      1,900   Cooper Tire & Rubber Co. ....     27,056

     SHARES   SECURITY                           VALUE

     13,300   Costco Wholesale Corp. 1 ....  $ 472,948
      4,100   Dana Corp. ..................     63,960
     15,700   Delphi Automotive Systems ...    184,475
      2,400   Dillard Department Stores,
               Inc.--Class A ..............     31,608
      9,100   Dollar General Corp. ........    106,470
      6,500   Federated Department Stores,
               Inc. 1 .....................    183,300
     51,200   Ford Motor Co. ..............    888,320
      6,700   Gannett Co., Inc. ...........    402,737
     23,500   Gap, Inc. ...................    280,825
     15,700   General Motors Corp. ........    673,530
      4,700   Genuine Parts Co. ...........    149,742
      5,300   Goodyear Tire & Rubber Co. ..     97,679
      9,600   Harley-Davidson, Inc. .......    388,800
      4,500   Harrah's Entertainment,
               Inc. 1 .....................    121,545
      4,800   Hasbro, Inc. ................     67,200
     10,400   Hilton Hotels Corp. .........     81,640
     63,900   Home Depot, Inc. ............  2,451,843
      8,100   IMS Health, Inc. ............    202,905
     10,200   Interpublic Group of Cos., Inc.  208,080
      7,200   J.C. Penney Co., Inc. .......    157,680
      2,500   KB Homes ....................     71,025
     17,500   Kmart Corp. 1 ...............    122,325
      1,300   Knight-Ridder, Inc. .........     72,605
      9,800   Kohls Corp. 1 ...............    470,400
      8,500   Leggett & Platt, Inc. .......    165,750
     11,700   Limited, Inc. ...............    111,150
        800   Liz Claiborne, Inc. .........     30,160
     21,100   Lowe's Cos., Inc. ...........    667,815
      5,700   Marriott International, Inc.     190,380
     12,600   Masco Corp. .................    257,544
     11,900   Mattel, Inc. ................    186,354
      8,200   May Department Stores Co. ...    237,964
      4,600   McGraw-Hill Cos., Inc. ......    267,720
      3,600   New York Times Co.--Class A .    140,508
      7,300   Newell Rubbermaid, Inc. .....    165,783
      6,700   Nike, Inc. ..................    313,627
      3,800   Nordstrom, Inc. .............     54,910
     11,900   Office Depot, Inc. 1 ........    161,840
      4,600   Omnicom Group, Inc. .........    298,540
      2,800   Pulte Corp. .................     85,820
      5,100   Radioshack Corp. ............    123,675
      2,900   Reebok International Ltd. 1 .     60,030
     10,000   Sears, Roebuck & Co. ........    346,400
      4,200   Sherwin-Williams Co. ........     93,324
      1,600   Snap-On Tools Corp. .........     35,728
      1,500   Stanley Works ...............     54,825
     15,200   Staples, Inc. 1 .............    202,464
      5,400   Starwood Hotels & Resorts
               Worldwide, Inc. ............    118,800
     24,600   Target Corp. ................    781,050
      4,100   Tiffany & Co. ...............     88,765
      6,300   TJX Cos., Inc. ..............    207,270


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

      5,400   Toys `R' Us, Inc. 1 ........ $    93,042
      7,100   Tribune Co. ................     222,940
      3,400   TRW, Inc. ..................     101,388
      3,100   V.F. Corp. .................      90,737
      3,600   Visteon Corp. ..............      45,900
    122,500   Wal-Mart Stores, Inc. ......   6,063,750
      2,800   Whirlpool Corp. ............     154,980
                                           -----------
                                            22,269,444
                                           -----------
              CONSUMER STAPLES--5.65%
        500   Alberto-Culver Co.--Class B       19,445
     11,100   Albertson's, Inc. ..........     353,868
     24,600   Anheuser Busch Cos., Inc. ..   1,030,248
      5,500   Avon Products, Inc. ........     254,375
      1,200   Brown-Forman Corp.--Class B       75,816
     11,200   Campbell Soup Co. ..........     313,600
     12,100   Cardinal Health, Inc. ......     894,795
     16,000   Clear Channel Communications,
               Inc. 1 ....................     636,000
      5,500   Clorox Co. .................     203,500
     67,900   Coca-Cola Co. ..............   3,181,115
     11,500   Coca-Cola Enterprises, Inc.      176,410
     15,300   Colgate-Palmolive Co. ......     891,225
     26,800   Comcast Corp.--Class A 1 ...     961,316
     16,000   ConAgra, Inc. ..............     359,200
      9,600   CVS Corp. ..................     318,720
      3,200   Darden Restaurants, Inc. ...      84,000
     57,200   Disney (Walt) Co.1 .........   1,065,064
          1   Energizer Holdings,
               Inc. 1 ....................          17
      3,000   Fortune Brands, Inc. .......     100,500
      6,700   General Mills, Inc. ........     304,850
     28,900   Gillette Co. ...............     861,220
      8,800   H.J. Heinz Co. .............     370,920
      3,000   Hershey Foods Corp. ........     196,110
     11,100   Kellogg Co. ................     333,000
     14,600   Kimberly Clark Corp. .......     905,200
     23,800   Kroger Co. 1 ...............     586,432
     35,500   McDonald's Corp. 1 .........     963,470
      6,800   McKesson HBOC, Inc. ........     256,972
     48,400   PepsiCo, Inc. ..............   2,347,400
     61,000   Philip Morris Cos., Inc. ...   2,945,690
     35,600   Procter & Gamble Co. .......   2,591,324
      7,400   Ralston Purina Group .......     242,720
     14,700   Safeway, Inc. 1 ............     583,884
     21,600   Sara Lee Corp. .............     460,080
     12,400   Starbucks Corp. 1 ..........     184,016
      3,600   SuperValu, Inc. ............      72,828
     18,400   Sysco Corp. ................     469,936
      4,900   Tricon Global Restaurants,
               Inc. 1 ....................     192,178
      3,000   Tupperware Corp. ...........      59,820
     15,600   Unilever NV ................     842,712
      5,900   UST, Inc. ..................     195,880
     49,601   Viacom, Inc.--Class B 1 ....   1,711,234

     SHARES   SECURITY                           VALUE

     27,900   Walgreen Co. ............... $   960,597
      3,100   Wendy's International, Inc.       82,615
      5,000   Winn Dixie Stores, Inc. ....      57,250
      5,400   Wrigley (Wm.), Jr. Co. .....     277,020
                                           -----------
                                            29,974,572
                                           -----------
              DRUGS--0.14%
      5,700   Forest Laboratories, Inc. 1      411,198
      7,300   King Pharmaceuticals, Inc. 1     306,235
                                           -----------
                                               717,433
                                           -----------
              ELECTRICAL--0.05%
     10,500   Calpine Corp. 1 ............     239,505
                                           -----------
              ELECTRICAL EQUIPMENT--0.00%
      2,100   Power-One, Inc. 1 ..........      12,915
                                           -----------
              ELECTRONICS--0.09%
      8,200   Applied Micro Circuits
               Corp. 1 ...................      57,318
      5,200   Jabil Circuit, Inc. 1 ......      93,080
      5,600   NiSource Inc. ..............     130,536
      6,200   Symbol Technologies, Inc. ..      65,038
      4,600   Thomas & Betts Corp. .......      80,408
      6,500   Vitesse Semiconductor
               Corp. 1 ...................      50,375
                                           -----------
                                               476,755
                                           -----------
              ENERGY--3.46%
      3,300   Amerada Hess Corp. .........     209,550
      6,900   Anadarko Petroleum Corp. ...     331,752
      2,700   Apache Corp. ...............     116,100
        800   Ashland, Inc. ..............      30,840
      9,200   Baker Hughes, Inc. .........     266,340
      7,700   Burlington Resources, Inc. .     263,417
     10,600   Chevron Corp. 1 ............     898,350
     19,400   Conoco, Inc.--Class B 1 ....     491,596
      3,700   Devon Energy Corp. .........     127,280
     13,100   El Paso Corp. ..............     544,305
    190,600   Exxon Mobil Corp. ..........   7,509,640
     11,800   Halliburton Co. ............     266,090
      2,100   Kerr-McGee Corp. ...........     109,011
      4,100   Nabors Industries, Inc. 1 ..      85,977
     12,800   Occidental Petroleum Corp. .     311,552
     10,800   Phillips Petroleum Co. .....     582,552
      5,000   Rowan Cos., Inc. 1 .........      61,900
     58,800   Royal Dutch Petroleum Co. ..   2,954,700
     15,700   Schlumberger Ltd. ..........     717,490
      3,400   Sunoco, Inc. ...............     121,040
     24,100   Texaco, Inc. ...............   1,566,500
      8,700   Transocean Sedco ...........     229,680
      7,900   Unocal Corp. ...............     256,750
     10,800   USX Marathon Group .........     288,900
                                           -----------
                                            18,341,312
                                           -----------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

              FINANCIALS--7.54%
     14,400   Aflac, Inc. ................ $   388,800
     16,200   Allstate Corp. .............     605,070
      2,300   Ambac Financial Group, Inc.      125,833
     36,200   American Express Co. .......   1,051,972
     71,800   American International Group,
               Inc. ......................   5,600,400
     10,100   Amsouth Bancorp ............     182,507
      6,200   AON Corp. ..................     260,400
     44,400   Bank of America Corp. ......   2,592,960
     20,100   Bank of New York Co., Inc. .     703,500
     27,300   Bank One Corp. .............     859,131
      5,000   Capital One Financial Corp.      230,150
     37,600   Charles Schwab Corp. .......     432,400
      5,900   Charter One Financial, Inc.      166,498
      3,000   Chubb Corp. ................     214,230
      3,700   CIGNA Corp. ................     306,915
      3,600   Cincinnati Financial Corp. .     149,832
    137,700   Citigroup Inc. .............   5,576,850
      4,300   Comerica, Inc. .............     238,220
     13,000   Conseco, Inc. 1 ............      94,380
      2,400   Countrywide Credit Industries,
               Inc. ......................     105,432
      3,900   Equifax, Inc. ..............      85,410
     27,400   Fannie Mae .................   2,193,644
     15,800   Fifth Third Bancorp ........     971,384
     29,600   Fleet Boston Financial Corp.   1,087,800
      6,400   Franklin Resources, Inc. ...     221,888
     19,000   Freddie Mac ................   1,235,000
      3,700   Golden West Financial Corp.      214,970
      5,900   Hartford Financial Services
               Group, Inc. ...............     346,566
     12,700   Household International, Inc.    716,026
      8,500   Huntington Bancshares, Inc.      147,135
      3,200   Jefferson-Pilot Corp. ......     142,336
     12,600   KeyCorp ....................     304,164
      6,200   Lehman Brothers, Inc. ......     352,470
      4,200   Lincoln National Corp. .....     195,846
      2,100   Loews Corp. ................      97,188
      7,500   Marsh and McLennan .........     725,250
      3,200   MBIA, Inc. .................     160,000
     23,400   MBNA Corp. .................     708,786
     12,100   Mellon Financial Corp. .....     391,193
     22,900   Merrill Lynch & Co., Inc. ..     929,740
      2,500   MGIC Investment Corp. ......     163,350
     27,400   Morgan Stanley Dean Witter
               Discover & Co. ............   1,269,990
     17,300   National City Corp. ........     518,135
      5,400   Northern Trust Corp. .......     283,392
      7,400   PNC Bank Corp. .............     423,650
      7,000   Providian Financial Corp. ..     141,050
      7,100   Regions Financial Corp. ....     204,906
      3,500   Safeco .....................     106,155
      5,000   St. Paul Cos., Inc. ........     206,100

     SHARES   SECURITY                           VALUE

      8,200   State Street Corp. .........   $ 373,100
      6,000   Stilwell Financial Inc. ....     117,000
      7,500   Suntrust Banks, Inc. .......     499,500
      7,900   Synovus Financial Corp. ....     218,040
      3,400   T. Rowe Price Group Inc. ...      99,620
      2,400   Torchmark Corp. ............      93,600
     52,099   U.S. Bancorp ...............   1,155,556
      4,400   Union Planters Corp. .......     188,760
      3,900   USA Education ..............     323,349
     11,700   Washington Mutual, Inc. ....     450,216
     47,000   Wells Fargo Co. ............   2,089,150
                                            ----------
                                            40,036,895
                                            ----------
              HEALTH CARE--7.08%
     42,300   Abbott Laboratories ........   2,193,255
      3,000   Allergan, Inc. .............     198,900
     36,000   American Home Products Corp.   2,097,000
     29,200   Amgen, Inc. 1 ..............   1,715,792
        200   Bausch & Lomb, Inc. ........       5,660
     16,100   Baxter International, Inc. 1     886,305
      5,800   Becton Dickinson & Co. .....     214,600
      4,900   Biogen, Inc. 1 .............     272,342
      7,400   Biomet, Inc. ...............     216,450
     11,000   Boston Scientific Corp. 1 ..     225,500
     53,200   Bristol-Myers Squibb Co. ...   2,955,792
        700   C.R. Bard, Inc. ............      35,987
      8,000   Dynegy, Inc. ...............     277,200
      8,400   Guidant Corp. 1 ............     323,400
     14,700   HCA Healthcare Co ..........     651,357
     13,100   HEALTHSOUTH Corp. 1 ........     213,006
      8,800   Humana, Inc. 1 .............     106,128
     83,000   Johnson & Johnson ..........   4,598,200
     30,800   Lilly (Eli) & Co. ..........   2,485,560
      5,100   Manor Care1 ................     143,310
      5,800   Medimmune Inc. 1 ...........     206,654
     33,100   Medtronic, Inc. ............   1,439,850
     62,700   Merck & Co., Inc. ..........   4,175,820
    173,000   Pfizer, Inc. ...............   6,937,300
     35,600   Pharmacia Corp. ............   1,443,936
      5,500   Quintiles Transnational
               Corp. 1 ...................      80,300
     40,100   Schering-Plough Corp. ......   1,487,710
      2,300   St. Jude Medical, Inc. 1 ...     157,435
      4,800   Stryker Corp. 1 ............     253,920
      9,700   Tenet Healthcare Corp. 1 ...     578,605
      8,100   Unitedhealth Group, Inc. ...     538,650
      3,600   Watson Pharmaceuticals 1 ...     196,956
      2,200   Wellpoint Health Networks 1      240,130
                                           -----------
                                            37,553,010
                                           -----------
              HEALTH CARE PROVIDERS & SERVICES--0.04%
      3,200   AmerisourceBergen Corp. 1 ..     227,040
                                           -----------



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

              HOTELS RESTAURANTS & LEISURE--0.03%
      3,200   International Game
               Technology ................ $   136,000
                                           -----------
              HOUSEHOLD FURNISHINGS--0.00%
        900   Maytag Corp. ...............      22,176
                                            ----------
              HUMAN RESOURCES--0.02%
      6,500   Robert Half International
               Inc. 1 ....................     130,065
                                            ----------
              INSURANCE--0.31%
      7,300   John Hancock Financial
               Services, Inc. 1 ..........     291,635
     20,500   Metlife, Inc. 1 ............     608,850
      2,600   Progressive Corp. of Ohio ..     348,140
      6,600   Unumprovident Corp. ........     166,650
      3,000   XL Capital Ltd.--Class A ...     237,000
                                            ----------
                                             1,652,275
                                            ----------
              MEDIA--0.02%
      3,600   TMP Worldwide, Inc. 1 ......     102,204
                                            ----------
              MULTILINE RETAIL--0.03%
      6,400   Big Lots, Inc. 1 ...........      53,056
      4,700   Family Dollar Stores, Inc. .     129,344
                                            ----------
                                               182,400
                                            ----------
              OIL-DOMESTIC--0.04%
      5,000   EOG Resources, Inc. ........     144,650
      3,700   Noble Drilling Corp. 1 .....      88,800
                                            ----------
                                               233,450
                                            ----------
              OIL SERVICE-DOMESTIC--0.01%
      1,100   Fluor Corp. ................      42,350
                                            ----------
              PHARMACEUTICALS--0.03%
      5,300   Zimmer Holdings, Inc. 1 ....     147,075
                                            ----------
              PRINTING & PUBLISHING--0.07%
      2,900   Deluxe Corp. ...............     100,166
      5,500   Donnelley (R.R.) & Sons Co.      148,775
      3,000   Moody's Corp. ..............     111,000
                                            ----------
                                               359,941
                                            ----------
              PROFESSIONAL SERVICES--0.05%
      2,400   Ecolab, Inc. ...............      87,192
      5,000   H & R Block, Inc. ..........     192,800
                                            ----------
                                               279,992
                                            ----------
              SEMICONDUCTOR EQUIPMENT &
              PRODUCTS--0.01%
      4,500   PMC-Sierra, Inc. 1 .........      46,755
                                            ----------

     SHARES   SECURITY                           VALUE

              TECHNOLOGY--7.41%
     22,120   ADC Telecommunications,
               Inc. 1 .................... $    73,988
      6,600   Adobe Systems, Inc. ........     158,268
     12,000   Advanced Micro Devices,
               Inc. 1 ....................      97,800
     12,500   Agilent Technologies 1 .....     244,375
     13,000   Altera Corp. 1 .............     214,370
      9,800   Analog Devices, Inc. 1 .....     320,460
      3,900   Andrew Corp. 1 .............      70,902
      9,500   Apple Computer, Inc. 1 .....     147,345
     23,100   Applied Materials, Inc. 1 ..     656,964
      3,400   Autodesk, Inc. .............     109,004
     17,100   Automatic Data Processing,
               Inc. ......................     804,384
      9,900   BMC Software, Inc. .........     125,730
      7,100   Broadcom Corp.--Class A ....     144,130
    202,600   Cisco Systems, Inc. ........   2,467,668
      6,400   Citrix Systems, Inc. .......     126,720
     46,300   Compaq Computer Corp. ......     384,753
     17,800   Computer Associates
               International, Inc. .......     458,172
      4,700   Computer Sciences Corp. 1 ..     155,899
     13,200   Compuware Corp. 1 ..........     109,956
      5,000   Comverse Technology 1 ......     102,400
     11,200   Conexant Systems 1 .........      92,960
     25,300   Corning, Inc. ..............     223,146
     71,200   Dell Computer Corp. 1 ......   1,319,336
      8,900   Eastman Kodak Co. ..........     289,517
     12,800   Electronic Data Systems Corp.    737,024
     60,400   EMC Corp. 1 ................     709,700
     10,200   First Data Corp. ...........     594,252
      7,000   Fiserv, Inc. 1 .............     239,400
      8,900   Gateway, Inc. 1 ............      48,505
     55,000   Hewlett-Packard Co. ........     885,500
    185,100   Intel Corp. ................   3,774,189
     47,500   International Business
               Machines Corp. ............   4,384,250
      7,000   Intuit Inc. 1 ..............     250,600
     37,100   JDS Uniphase Corp. 1 .......     234,472
      5,900   KLA-Tencor Corp. 1 .........     186,322
      4,400   Lexmark International Group,
               Inc.-- Class A 1 ..........     196,724
      7,700   Linear Technology Corp. ....     252,560
      9,900   LSI Logic Corp. 1 ..........     116,325
     93,300   Lucent Technologies, Inc. 1      534,609
      9,700   Maxim Integrated Products,
               Inc. 1 ....................     338,918
      2,200   Mercury Interactive Corp. 1       41,888
     17,400   Micron Technology, Inc. ....     327,642
    148,100   Microsoft Corp. 1 ..........   7,578,277
     59,700   Motorola, Inc. .............     931,320
      6,100   National Semiconductor
               Corp. 1 ...................     134,505
      3,700   NCR Corp. 1 ................     109,705
      8,800   Network Appliance, Inc. 1 ..      59,840


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

     87,300   Nortel Networks Corp. 1 .... $   489,753
     17,300   Novell, Inc. 1 .............      63,318
      4,700   Novellus Systems, Inc. 1 ...     134,232
    155,500   Oracle Corp. 1 .............   1,956,190
     14,700   Palm, Inc.1 ................      21,462
      7,100   Parametric Technology
               Corp. 1 ...................      36,849
     11,900   Paychex, Inc. ..............     374,969
      9,600   Peoplesoft, Inc. 1 .........     173,184
      3,400   QLogic Corp. 1 .............      64,600
     21,400   Qualcomm, Inc. 1 ...........   1,017,356
      3,600   Sabre Group Holdings, Inc. 1      96,264
      3,300   Sapient Corp. 1 ............      12,705
      4,500   Scientific-Atlanta, Inc. ...      78,975
     13,700   SIEBEL Systems, Inc. 1 .....     178,237
     90,900   Sun Microsystems, Inc. 1 ...     751,743
      2,600   Tektronix, Inc. 1 ..........      45,474
     11,200   Tellabs, Inc. 1 ............     110,656
      6,300   Teradyne, Inc. 1 ...........     122,850
     47,600   Texas Instruments, Inc. ....   1,189,048
     11,600   Unisys Corp. ...............     100,456
     10,900   Veritas Software Corp. 1 ...     200,996
      1,500   W.W. Grainger, Inc. ........      58,275
     18,500   Xerox Corp. ................     143,375
      9,000   Xilinx, Inc. 1 .............     211,770
     16,200   Yahoo!, Inc. 1 .............     142,722
                                            ----------
                                            39,340,233
                                            ----------
              TELECOMMUNICATIONS--0.01%
      7,501   Avaya Inc. .................      74,260
                                            ----------
              TRANSPORTATION--0.37%
      5,300   AMR Corp.1 .................     101,442
     12,100   Burlington Northern Santa Fe     323,675
      5,000   CSX Corp. ..................     157,500
      3,300   Delta Air Lines, Inc. ......      86,955
      9,500   Fedex Corp.1 ...............     349,125
     10,600   Norfolk Southern Corp. .....     170,872
      3,900   Ryder Systems, Inc. ........      77,961
     20,900   Southwest Airlines Co. .....     310,156
      7,500   Union Pacific Corp. ........     351,750
      1,800   US Airways Group, Inc. 1 ...       8,370
                                            ----------
                                             1,937,806
                                            ----------

     SHARES   SECURITY                           VALUE

              UTILITIES--1.39%
     14,600   AES Corp. .................. $   187,172
      2,700   Ameren Corp. ...............     103,680
     10,400   American Electric Power Co.      449,592
      5,500   Cinergy Corp. ..............     169,785
      5,000   CMS Energy .................     100,000
      7,000   Consolidated Edison, Inc. ..     285,040
      7,100   Dominion Resource ..........     421,385
      5,400   DTE Energy Co. .............     232,470
     21,000   Duke Power Co. .............     794,850
     12,900   Edison International, Inc. 1     169,764
     16,500   Enron Corp. ................     449,295
      7,000   Entergy Corp. ..............     248,920
      5,200   FirstEnergy Corp. ..........     186,940
      5,400   FPL Group, Inc. ............     289,170
      3,700   Keyspan Energy Corp. .......     122,988
     10,001   Mirant Corp. 1 .............     219,022
      4,300   Niagara Mohawk Power Corp. .      72,971
      1,900   NICOR, Inc. ................      73,625
      2,100   People's Energy Corp. ......      83,496
     12,500   PG&E Corp. 1 ...............     190,000
      2,300   Pinnacle West Capital Corp.       91,310
      5,600   PPL Corp. ..................     182,560
      6,600   Public Service Enterprise
               Group, Inc. ...............     280,830
      8,100   Reliant Energy .............     213,192
      8,000   Sempra Energy ..............     198,000
     19,900   Southern Co. ...............     477,202
      6,300   TXU Corp. ..................     291,816
     16,300   Williams Cos., Inc. ........     444,990
     11,900   Xcel Energy ................     334,985
                                            ----------
                                             7,365,050
                                            ----------
              UTILITY-ELECTRIC--0.15%
      5,000   Allegheny Energy, Inc. .....     183,500
      8,100   Exelon Corp. ...............     361,260
      6,300   Progress Energy, Inc. ......     270,837
                                            ----------
                                               815,597
                                            ----------
              UTILITY-GAS NATURAL GAS--0.02%
      2,400   Kinder Morgan, Inc. ........     118,104
                                            ----------
              WIRELESS TELECOMMUNICATION
              SERVICES--0.20%
     71,100   AT&T Wireless Services,
               Inc. 1 ....................   1,062,234
                                           -----------
TOTAL COMMON STOCKS
   (Cost $310,380,812) ................... 258,551,417
                                           -----------



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE


              NON-CONVERTIBLE
              CORPORATE DEBT--11.14%
              BANKS--2.48%
              Agfirst Farm Credit Bank, 2
$3,995,000     8.39%, 12/15/16 ........... $ 4,357,694
              Barclays Bank Plc, 2
   866,000     8.55%, 6/15/49 ............     981,819
              First Union Capital II,
 3,155,000     7.95%, 11/15/29 ...........   3,257,733
              Hsbc America Capital
               Trust II, 2
   705,000     8.38%, 5/15/27 ............     739,848
              Qwest Corp., 2
 1,050,000     7.63%, 6/9/03 .............   1,101,024
              Qwest Capital Funding, 2
 2,705,000     7.00%, 8/3/09 .............   2,706,011
                                           -----------
                                            13,144,129
                                           -----------
              COMMERCIAL SERVICES--0.52%
              Autopista Del Maipo, 2
 2,690,000     7.37%, 6/15/22 ............   2,763,787
                                           -----------
              FINANCIALS--1.94%
              Citigroup Inc.,
 1,640,000     5.75%, 5/10/06 ............   1,700,439
              Ford Motor Credit Co.:
 1,100,000     7.60%, 8/1/05 .............   1,167,737
 1,945,000     6.88%, 2/1/06 .............   2,002,838
 2,475,000     7.38%, 2/1/11 .............   2,528,445
              JP Morgan Chase & Co.,
 2,755,000     6.75%, 2/1/11 .............   2,871,694
                                           -----------
                                            10,271,153
                                           -----------
              INDUSTRIALS--1.97%
              Archstone Communities:
   390,000     6.37%, 10/15/01 ...........     390,442
 1,165,000     7.00%, 10/29/01 ...........   1,168,441
              Bae Systems Canada, Inc., 2
 3,095,412     6.66%, 9/15/13 ............   3,191,958
              ERAC USA Finance Co.: 2
 2,000,000     6.95%, 3/1/04 .............   2,084,478
 3,095,000     8.25%, 5/1/05 .............   3,344,114
              Prologis Trust,
   260,000     6.70%, 4/15/04 ............     271,794
                                           -----------
                                            10,451,227
                                           -----------

     SHARES   SECURITY                           VALUE

              INSURANCE--0.46%
              Aflac, Inc., 2
$1,805,000     6.50%, 4/15/09 ............ $ 1,816,049
              MIC Financing Trust I,
   705,000     8.38%, 2/1/27 .............     651,008
                                           -----------
                                             2,467,057
                                           -----------
              UTILITY-ELECTRIC & GAS--3.77%
              American Electric Power,
 2,785,000     6.13%, 5/15/06 ............   2,868,252
              Consumers Energy,
 1,885,000     6.25%, 9/15/06 ............   1,882,227
              Eastern Energy Ltd.,
 2,875,000     7.25%, 12/1/16 ............   2,949,727
              Enogex, Inc., 2
 3,125,000     8.13%, 1/15/10 ............   3,340,641
              Health Care Services
               Corp., 2
 2,795,000     7.75%, 6/15/11 ............   2,826,575
              Nstar,
 3,050,000     8.00%, 2/15/10 ............   3,305,434
              Old Dominion Electric Coop.,
 2,605,000     6.25%, 6/1/11                 2,715,973
              Potomac Edison Co.,
   140,000     8.00%, 6/1/24                   142,940
                                           -----------
                                            20,031,769
                                           -----------
TOTAL NON-CONVERTIBLE CORPORATE DEBT
   (Cost $56,571,481) ....................  59,129,122
                                           -----------

              ASSET-BACKED SECURITIES--5.15%
              Advanta Mortgage Loan Trust,
               Series 2000-2, Class A6,
 1,883,000     7.72%, 3/25/15 ............   2,049,166
              Conseco Finance, Series 1999-H,
               Class AF5,
 5,030,000     7.60%, 12/15/29 ...........   5,443,944
              Conseco Finance, Series 2000-B,
               Class AF6,
 3,830,000     7.80%, 5/15/20 ............   4,162,228
              Daimler Chrysler Auto Trust,
               Series A, Class A4,
 2,630,000     7.23%, 1/6/05 .............   2,792,041
              Daimler Chrysler Auto Trust,
               Series 2000-C, Class A4,
 1,791,000     6.85%, 11/6/05 ............   1,912,457
              Felco Funding II LLC, Series
               2000-1,
               Class A4,
 3,140,000     7.72%, 12/15/05 ...........   3,363,083


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT   SECURITY                          VALUE

              Household Automotive Trust,
               Series 2000-1, Class A4,
$4,320,000     7.48%, 12/18/06 .......... $  4,640,265
              Ryder Vehicle Lease Trust,
               Series 2001-A, Class A4,
 2,855,000     5.81%, 8/15/06 ...........    2,972,298
                                          ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $25,716,554) ...................   27,335,482
                                          ------------

              MORTGAGE BACKED SECURITIES--6.10%
              Chase Mortgage Finance Corp.,
               CMO Series 1998-S6,
               Class A17,
 5,520,000     6.75%, 10/25/28 ..........    5,704,092
              GE Capital Mortgage Services,
               Inc., CMO, Series 1999-17,
               Class A4,
 3,941,057     7.00%, 11/25/07 ..........    4,087,704
              Green Point Manufactured
               Housing, Series 1999-1,
               Class A2,
 5,060,000     6.01%, 8/15/15 ...........    5,194,705
              Green Point Manufactured
               Housing, Series 1999-5,
               Class A3,
 4,880,000     7.33%, 8/15/20 ...........    5,233,159
              Merrill Lynch Mortgage
               Investors, Series 1996-C2,
               Class A3,
 3,125,000     6.96%, 11/21/28 ..........    3,293,888
              Norwest Asset Securities
               Corp., CMO, Series 1999,
               Class A4,
 5,130,000     7.25%, 12/25/29 ..........    5,358,795
              Wells Fargo Mortgage Backed
               Securities Trust,
               Series 2001-15,
               Class 1A,
 3,410,000     6.50%, 7/25/31 ...........    3,486,930
                                          ------------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $30,407,399) ...................   32,359,273
                                          ------------

              FOREIGN DEBT--0.24%
              United Mexican States,
 1,170,000     9.75%, 4/6/05 ............    1,281,150
                                          ------------
TOTAL FOREIGN DEBT
   (Cost $1,212,389) ....................    1,281,150
                                          ------------

  PRINCIPAL   SECURITY                           VALUE
     AMOUNT

              MUNICIPAL BONDS--3.75%
              Connecticut State Development
               Authority Revenue, RB,
               Series A,
$  690,000     8.38%, 10/15/04 .......... $    738,066
              Delaware River Port
               Authority, Pennsylvania &
               New Jersey, Port
               Distribution Project, RB,
               Series A, FSA,
 2,595,000     7.27%, 1/1/07 ............    2,885,666
              Greater Kentucky Housing
               Assistance Corp., Mortgage
               Revenue, RB, FHA & HUD
               Section 8 Assisted,
 1,265,000     7.20%, 2/1/06 ............    1,307,706
              Harrisburg, Pennsylvania,
               Housing Corp. Mortgage
               Revenue, RB, FHA,
 5,340,000     10.00%, 7/15/24 ..........    5,660,026
              Lansing, Michigan, Water
               & Light Water Supply Board,
               Steam & Electric Utilities
               System, RB, MBIA,
 3,155,000     7.30%, 7/1/06 ............    3,515,017
              Ross County, Ohio, Water
               Co., Inc., Water Revenue,
               RB, FGIC, 2
 2,435,000     8.25%, 8/1/25 ............    2,722,939
              Suburban Hospital Healthcare
               Systems, Inc., Suburban Rock
               Spring LLC, COP, AMBAC,
   855,000     7.87%, 2/15/27 ...........      933,301
              Suffolk Virginia
               Redevelopment & Housing
               Authority, Multi-Housing,
               RB,
 1,985,000     6.60%, 7/1/15 ............    2,129,369
                                          ------------
TOTAL MUNICIPAL BONDS
   (Cost $18,706,613) ...................   19,892,090
                                          ------------

              US GOVERNMENT & AGENCIES--3.83%
              Federal Home Loan Mortgage
               Corp., Series 1974,
               Class VC,
 5,160,000     7.00%, 1/15/11 ...........    5,521,577
              Federal Home Loan Mortgage
               Corp., Series 2344,
               Class QG,
 3,105,000     6.00%, 8/15/16 ...........    3,097,238
              Federal National Mortgage
               Association, Pool #323194,
 1,851,352     6.36%, 7/1/08 ............    1,955,440
              Federal National Mortgage
               Association, Pool #381706,
$1,890,132     6.26%, 6/1/09 ............ $  1,985,858
              Federal National Mortgage
               Association, Pool #564318,
 2,052,718     9.00%, 11/1/30 ...........    2,176,351
              Federal National Mortgage
               Association, Series 2001-11,
               Class H,
 2,654,673     6.00%, 7/18/25 ...........    2,702,643
              Federal National Mortgage
               Association, Series 2001-48,
               Class PA,
 1,020,000     6.00%, 9/25/31 ...........    1,051,181
              Federal National Mortgage
               Association, Series 2001-51,
               Class QN,
 1,865,000     6.00%, 8/15/16 ...........    1,856,840
                                          ------------
TOTAL US GOVERNMENT & AGENCIES
   (Cost $19,358,521) ...................   20,347,128
                                          ------------

              US TREASURY SECURITIES--4.71%
              US Treasury Bill:
 2,600,000     2.49%, 10/18/013,4 .......    2,595,798
 2,400,000     2.49%, 10/18/014 .........    2,396,121
              US Treasury Bond:
11,578,000     8.13%, 8/15/19 ...........   15,193,416
   243,000     6.13%, 8/15/29 ...........      264,775
              US Treasury Note:
   848,000     6.13%, 8/15/07 ...........      934,258
 3,131,000     6.00%, 8/15/09 ...........    3,443,245
   152,000     5.88%, 11/15/04 ..........      162,996
                                          ------------
TOTAL US TREASURY SECURITIES
   (Cost $23,994,994) ...................   24,990,609
                                          ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $486,348,763) ..................  443,886,271
                                          ------------

    SHARES    SECURITY                           VALUE

              INVESTMENTS IN AFFILIATED
              INVESTMENT COMPANIES
              MUTUAL FUND--10.88%
57,715,228    Cash Management Fund
               Institutional ............ $ 57,715,228
                                          ------------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $57,715,228) ...................   57,715,228
                                          ------------
TOTAL INVESTMENTS
   (Cost $544,063,991) ........... 94.52% $501,601,499
OTHER ASSETS IN EXCESS
   OF LIABILITIES ................  5.48    29,087,781
                                   -----  ------------
NET ASSETS .......................100.00% $530,689,280
                                  ======  ============

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Security  exempt from  registration  under Rule 144A of the  Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 6.03% of net assets at period end.
3 Held as collateral by broker for futures contracts.
4 Rate shown is the effective yield as of September 30, 2001.
The following abbreviations are used in the portfolio description:
AMBAC --American Municipal Bond Assurance Corporation
CMO   --Collateralized Mortgage Obligations
COP   --Certificate of Participation
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FSA   --Financial Security Assurance
MBIA  --Municipal Bond Investors Assurance
RB    --Revenue Bond


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE


              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--31.18%
              AEROSPACE--0.04%
        759   Raytheon Co.                 $    26,375
        556   Rockwell Collins                   7,895
        538   Rockwell International Corp.       7,898
                                           -----------
                                                42,168
                                           -----------
              BANKS--0.54%
      1,214   BB&T Corp.                        44,250
      2,031   Dime Bancorp Inc.                 79,859
      5,892   J.P. Morgan Chase & Co.          201,212
      1,013   Southtrust Corp.                  25,801
      4,170   Wachovia Corp.                   129,270
        203   Zions Bancorporation              10,893
                                           -----------
                                               491,285
                                           -----------
              BASIC MATERIALS--0.81%
        570   Air Products and Chemicals,
               Inc.                             21,991
        404   Alcan Aluminum Ltd.               12,120
      2,574   Alcoa, Inc.                       79,820
        445   Allegheny Technologies             5,932
      2,028   Archer-Daniels-Midland Co.        25,533
      1,196   Barrick Gold Corp.                20,751
         37   Bemis Co., Inc.                    1,474
        294   Boise Cascade Corp.                8,673
      2,664   Dow Chemical Co.                  87,273
      3,105   Du Pont (E.I.) de Nemours &
               Co.                             116,500
        325   Eastman Chemical Co.              11,798
        394   Engelhard Corp.                    9,101
        166   FMC Corp.                          8,132
        805   Freeport-McMoRan Copper &
               Gold, Inc.--Class B 1             8,847
        668   Georgia-Pacific Corp.             19,232
        152   Great Lakes Chemical Corp.         3,359
        328   Hercules, Inc.                     2,706
        771   Homestake Mining Co.               7,170
        827   Inco Ltd.                         10,263
        289   International Flavors &
               Fragrances, Inc.                  8,002
      1,331   International Paper Co.           46,319
        311   Louisiana-Pacific Corp.            2,022
        551   Mead Corp.                        15,252
        580   Newmont Mining Corp.              13,688
        142   Nucor Corp.                        5,637
        781   Pactiv Corp. 1                    11,317
        235   Phelps Dodge Corp.                 6,463
      1,003   Placer Dome, Inc.                 12,828
        499   PPG Industries, Inc.              22,829
        372   Praxair, Inc.                     15,624
        656   Rohm & Haas Co.                   21,491
        132   Sigma Aldrich Corp.                5,966
        274   Temple Inland, Inc.               13,012

     SHARES   SECURITY                           VALUE

        272   USX--U.S. Steel Group        $     3,803
        206   Vulcan Materials Co.               8,899
        299   Westvaco Corp.                     7,684
        556   Weyerhaeuser Co.                  27,083
        329   Willamette Industries, Inc.       14,802
        480   Worthington Industries, Inc.       5,400
                                           -----------
                                               728,796
                                           -----------
              BEVERAGES--0.01%
         17   Adolph Coors Co.--Class B            765
        308   The Pepsi Bottling Group,
               Inc.                             14,190
                                           -----------
                                                14,955
                                           -----------
              BIOPHARMACEUTICALS--0.03%
        656   Chiron Corp. 1                    29,146
                                           -----------
              BIOTECHNOLOGY--0.03%
      1,549   Immunex Corp.                     28,889
                                           -----------
              CAPITAL GOODS--2.54%
        815   Allied Waste Industries,
               Inc.                             10,391
        859   American Power Conversion
               Corp. 1                          10,033
        252   Avery Dennison Corp.              11,922
      2,596   Boeing Co.                        86,966
        945   Caterpillar, Inc.                 42,336
        213   Cooper Industries, Inc.            8,833
        181   Crane Co.                          3,968
        340   Danaher Corp.                     16,041
        815   Deere & Co.                       30,652
        139   Dover Corp.                        4,185
        152   Eaton Corp.                        9,000
      1,204   Emerson Electric Co.              56,660
        533   General Dynamics Corp.            47,075
     29,236   General Electric Co.           1,087,579
        303   Goodrich (B.F.) Co.                5,902
      1,985   Honeywell International, Inc.     52,404
        839   Illinois Tool Works, Inc.         45,398
        367   Ingersoll-Rand Co.                12,405
        164   ITT Industries                     7,347
        193   Johnson Controls, Inc.            12,591
      1,160   Lockheed Martin Corp.             50,750
        259   Millipore Corp.                   13,712
      1,179   Minnesota Mining &
               Manufacturing Co.               116,014
        580   Molex, Inc.                       16,304
        117   National Service Industries,
               Inc.                              2,416
        318   Navistar International Corp.       8,984
        193   Northrop Grumman Corp.            19,493
        301   Paccar, Inc.                      14,770
        370   Pall Corp.                         7,197
        521   Parker-Hannifin Corp.             17,870
        377   Pitney Bowes, Inc.                14,401
      1,104   Sanmina Corp. 1                   14,992
        249   Sealed Air Corp.                   9,086


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

      1,915   Solectron Corp. .............$    22,310
        318   Textron, Inc. ...............     10,688
        734   Thermo Electron Corp. .......     13,249
      5,764   Tyco International Ltd. .....    262,262
      1,324   United Technologies Corp. ...     61,566
      1,860   Waste Management, Inc. ......     49,736
                                           -----------
                                             2,287,488
                                           -----------
              COMMERCIAL SERVICES--0.04%
        800   Concord EFS, Inc. 1 .........     39,160
                                           -----------
              COMMUNICATION SERVICES--2.51%
      1,047   Alltel Corp. ................     60,674
     13,326   AOL Time Warner Inc. 1 ......    441,091
     10,276   AT&T Corp. ..................    198,327
      5,571   BellSouth Corp. .............    231,475
        423   Centurytel, Inc. ............     14,171
      1,385   Citizen Communications Co. ..     13,019
      3,392   Global Crossing Ltd. ........      6,106
      2,278   Nextel Communications, Inc.--
               Class A ....................     19,727
      4,938   Qwest Communications
               International, Inc. 1 ......     82,465
      9,999   SBC Communications, Inc. ....    471,153
      2,653   Sprint Corp. ................     63,699
      2,905   Sprint PCS Group ............     76,372
        619   Univision Communications,
               Inc. 1 .....................    14,206
      8,044   Verizon Communications, Inc.     435,261
      8,594   Worldcom, Inc. 1 ............    129,254
                                           -----------
                                             2,257,000
                                           -----------
              COMMUNICATIONS EQUIPMENT--0.01%
        976   Ciena Corp. .................     10,043
                                           -----------
              CONSTRUCTION & ENGINEERING--0.01%
        558   McDermott International .....      4,604
                                           -----------
              CONSUMER CYCLICALS--2.68%
        607   American Greetings Corp.--
               Class A ....................      8,037
        396   Autozone, Inc. ..............     20,537
      1,008   Bed, Bath & Beyond, Inc. ....     25,664
        688   Best Buy, Inc. ..............     31,270
        122   Black & Decker Corp. ........      3,806
        450   Brunswick Corp. .............      7,412
      1,735   Carnival Corp.--Class A .....     38,205
      2,743   Cendant Corp. ...............     35,110
        365   Centex Corp. ................     12,311
        396   Cintas Corp. ................     15,959
        626   Circuit City Stores, Inc. ...      7,512
        666   Convergys Corp.1 ............     18,482
        208   Cooper Tire & Rubber Co. ....      2,962

     SHARES   SECURITY                           VALUE

      1,446   Costco Wholesale Corp. ......$    51,420
        446   Dana Corp. ..................      6,958
      1,703   Delphi Automotive Systems ...     20,010
        262   Dillard Department Stores,
               Inc.-- Class A .............      3,451
        986   Dollar General Corp. ........     11,536
        705   Federated Department Stores,
               Inc. .......................     19,881
      5,565   Ford Motor Co. ..............     96,554
        729   Gannett Co., Inc. ...........     43,820
      2,555   Gap, Inc. ...................     30,532
      1,701   General Motors Corp. ........     72,973
        511   Genuine Parts Co. ...........     16,280
        573   Goodyear Tire & Rubber Co. ..     10,560
      1,047   Harley-Davidson, Inc. .......     42,404
        487   Harrah's Entertainment, Inc.      13,154
        521   Hasbro, Inc. ................      7,294
      1,125   Hilton Hotels Corp. .........      8,831
      6,943   Home Depot, Inc. ............    266,403
        876   IMS Health, Inc. ............     21,944
      1,111   Interpublic Group of Cos.,
               Inc. .......................     22,664
        783   J.C. Penney Co., Inc. .......     17,148
        274   KB Homes ....................      7,784
      1,904   Kmart Corp. .................     13,309
        137   Knight-Ridder, Inc. .........      7,651
      1,067   Kohls Corp. .................     51,216
        923   Leggett & Platt, Inc. .......     17,999
      1,275   Limited, Inc. ...............     12,113
         83   Liz Claiborne, Inc. .........      3,129
      2,288   Lowe's Cos., Inc. ...........     72,415
        622   Marriott International, Inc.      20,775
      1,368   Masco Corp. .................     27,962
      1,293   Mattel, Inc. ................     20,248
        891   May Department Stores Co. ...     25,857
        504   McGraw-Hill Cos., Inc. ......     29,333
        392   New York Times Co.--Class A .     15,300
        788   Newell Rubbermaid, Inc. .....     17,895
        724   Nike, Inc. ..................     33,890
        412   Nordstrom, Inc. .............      5,953
      1,287   Office Depot, Inc. ..........     17,503
        502   Omnicom Group, Inc. .........     32,580
        308   Pulte Corp. .................      9,440
        553   Radioshack Corp. ............     13,410
        311   Reebok International Ltd. 1 .      6,438
      1,082   Sears, Roebuck & Co. ........     37,480
        460   Sherwin-Williams Co. ........     10,221
        174   Snap-On Tools Corp. .........      3,885
        166   Stanley Works ...............      6,067
      1,647   Staples, Inc. ...............     21,938
        585   Starwood Hotels & Resorts
               Worldwide, Inc. ............     12,870
      2,666   Target Corp. ................     84,646


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

        440   Tiffany & Co. ...............$     9,526
        683   TJX Cos., Inc. ..............     22,471
        587   Toys `R' Us, Inc. ...........     10,114
        768   Tribune Co. .................     24,115
        374   TRW, Inc. ...................     11,153
        335   V.F. Corp. ..................      9,805
        392   Visteon Corp ................      4,998
     13,302   Wal-Mart Stores, Inc. .......    658,449
        306   Whirlpool Corp. .............     16,937
                                            ----------
                                             2,417,959
                                            ----------
              CONSUMER STAPLES--3.62%
         55   Alberto-Culver Co.--Class B .      2,139
      1,204   Albertson's, Inc. ...........     38,384
      2,675   Anheuser Busch Cos., Inc. ...    112,029
        597   Avon Products, Inc. .........     27,611
        132   Brown-Forman Corp.--Class B .      8,340
      1,214   Campbell Soup Co. ...........     33,992
      1,316   Cardinal Health, Inc. .......     97,318
      1,739   Clear Channel Communications,
               Inc. .......................     69,125
        592   Clorox Co. ..................     21,904
      7,379   Coca-Cola Co. ...............    345,706
      1,249   Coca-Cola Enterprises, Inc. .     19,160
      1,664   Colgate-Palmolive Co. .......     96,928
      2,907   Comcast Corp.--Class A ......    104,274
      1,742   ConAgra, Inc. ...............     39,108
      1,045   CVS Corp. ...................     34,694
        345   Darden Restaurants, Inc. ....      9,056
      6,211   Disney (Walt) Co. ...........    115,649
        330   Fortune Brands, Inc. ........     11,055
        732   General Mills, Inc. .........     33,306
      3,142   Gillette Co. ................     93,632
        961   H.J. Heinz Co. ..............     40,506
        325   Hershey Foods Corp. .........     21,245
      1,209   Kellogg Co. .................     36,270
      1,581   Kimberly Clark Corp. ........     98,022
      2,587   Kroger Co. ..................     63,744
      3,854   McDonald's Corp. ............    104,598
        734   McKesson HBOC, Inc. .........     27,738
      5,260   PepsiCo, Inc. ...............    255,110
      6,622   Philip Morris Cos., Inc. ....    319,776
      3,864   Procter & Gamble Co. ........    281,261
        805   Ralston Purina Group ........     26,404
      1,600   Safeway, Inc. ...............     63,552
      2,347   Sara Lee Corp. ..............     49,991
      1,343   Starbucks Corp. 1 ...........     19,930
        392   SuperValu, Inc. .............      7,930
      2,002   Sysco Corp. .................     51,131
        536   Tricon Global Restaurants,
               Inc. .......................     21,022
        321   Tupperware Corp. ............      6,401
      1,698   Unilever NV .................     91,726
        644   UST, Inc. ...................  $  21,381
      5,386   Viacom, Inc.--Class B .......    185,817
      3,025   Walgreen Co. ................    104,151
        333   Wendy's International, Inc. .      8,875
        548   Winn Dixie Stores, Inc. .....      6,275
        587   Wrigley (Wm.), Jr. Co. ......     30,113
                                            ----------
                                             3,256,379
                                            ----------
              DRUGS--0.09%
        624   Forest Laboratories, Inc. 1 .     45,015
        789   King Pharmaceuticals, Inc. 1      33,099
                                            ----------
                                                78,114
                                            ----------
              ELECTRIC UTILITIES--0.03%
      1,083   Mirant Corp. 1 ..............     23,718
                                            ----------
              ELECTRICAL--0.03%
      1,138   Calpine Corp. 1 .............     25,958
                                            ----------
              ELECTRICAL EQUIPMENT--0.00%
        232   Power-One, Inc. 1 ...........      1,427
                                            ----------
              ELECTRONICS--0.06%
        890   Applied Micro Circuits
               Corp. 1 ....................      6,221
        568   Jabil Circuit, Inc. 1 .......     10,167
        609   NiSource Inc. ...............     14,196
        673   Symbol Technologies, Inc. ...      7,060
        500   Thomas & Betts Corp. ........      8,740
        710   Vitesse Semiconductor Corp. 1      5,503
                                            ----------
                                                51,887
                                            ----------
              ENERGY--2.21%
        362   Amerada Hess Corp. ..........     22,987
        746   Anadarko Petroleum Corp. ....     35,868
        289   Apache Corp. ................     12,427
         92   Ashland, Inc. ...............      3,547
      1,001   Baker Hughes, Inc. ..........     28,979
        832   Burlington Resources, Inc. ..     28,463
      1,153   Chevron Corp. ...............     97,717
      2,109   Conoco, Inc.--Class B .......     53,442
        399   Devon Energy Corp. ..........     13,726
      1,423   El Paso Corp. ...............     59,126
     20,700   Exxon Mobil Corp. ...........    815,580
      1,282   Halliburton Co. .............     28,909
        232   Kerr-McGee Corp. ............     12,043
        442   Nabors Industries, Inc. 1 ...      9,269
      1,395   Occidental Petroleum Corp. ..     33,954
      1,171   Phillips Petroleum Co. ......     63,164
        548   Rowan Cos., Inc. ............      6,784
      6,382   Royal Dutch Petroleum Co. ...    320,696
      1,706   Schlumberger Ltd. ...........     77,964
        370   Sunoco, Inc. ................     13,172


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

      2,616   Texaco, Inc. ................$   170,040
        947   Transocean Sedco ............     25,001
        854   Unocal Corp. ................     27,755
      1,172   USX Marathon Group ..........     31,351
                                            ----------
                                             1,991,964
                                            ----------
              FINANCIALS--4.83%
      1,569   Aflac, Inc. .................     42,363
      1,762   Allstate Corp. ..............     65,811
        247   Ambac Financial Group, Inc. .     13,513
      3,935   American Express Co. ........    114,351
      7,796   American International Group,
               Inc. .......................    608,088
      1,101   Amsouth Bancorp .............     19,895
        675   AON Corp. ...................     28,350
      4,818   Bank of America Corp. .......    281,371
      2,188   Bank of New York Co., Inc. ..     76,580
      2,961   Bank One Corp. ..............     93,183
        543   Capital One Financial Corp. .     24,994
      4,082   Charles Schwab Corp. ........     46,943
        642   Charter One Financial, Inc. .     18,117
        321   Chubb Corp. .................     22,923
        396   CIGNA Corp. .................     32,848
        392   Cincinnati Financial Corp. ..     16,315
     14,952   Citigroup Inc. ..............    605,556
        465   Comerica, Inc. ..............     25,761
      1,410   Conseco, Inc. ...............     10,237
        257   Countrywide Credit
               Industries, Inc. ...........     11,290
        418   Equifax, Inc. ...............      9,154
      2,976   Fannie Mae ..................    238,259
      1,713   Fifth Third Bancorp .........    105,315
      3,218   Fleet Boston Financial Corp.     118,262
        695   Franklin Resources, Inc. ....     24,096
      2,064   Freddie Mac .................    134,160
        401   Golden West Financial Corp. .     23,298
        641   Hartford Financial Services
               Group, Inc. ................     37,652
      1,380   Household International, Inc.     77,804
        925   Huntington Bancshares, Inc. .     16,012
        347   Jefferson-Pilot Corp. .......     15,435
      1,373   KeyCorp .....................     33,144
        671   Lehman Brothers, Inc. .......     38,146
        460   Lincoln National Corp. ......     21,450
        225   Loews Corp. .................     10,413
        817   Marsh and McLennan ..........     79,004
        352   MBIA, Inc. ..................     17,600
      2,538   MBNA Corp. ..................     76,876
      1,319   Mellon Financial Corp. ......     42,643
      2,490   Merrill Lynch & Co., Inc. ...    101,094
        267   MGIC Investment Corp. .......     17,446
      2,981   Morgan Stanley Dean Witter
               Discover & Co. .............    138,169
      1,879   National City Corp. .........     56,276

     SHARES   SECURITY                           VALUE

        587   Northern Trust Corp. ........$    30,806
        800   PNC Bank Corp. ..............     45,800
        761   Providian Financial Corp. ...     15,334
        768   Regions Financial Corp. .....     22,164
        377   Safeco ......................     11,434
        543   St. Paul Cos., Inc. .........     22,382
        893   State Street Corp. ..........     40,632
        656   Stilwell Financial, Inc. 1 ..     12,792
        817   Suntrust Banks, Inc. ........     54,412
        861   Synovus Financial Corp. .....     23,764
        370   T. Rowe Price Group Inc. ....     10,841
        257   Torchmark Corp. .............     10,023
        475   Union Planters Corp. ........     20,378
      5,659   US Bancorp ..................    125,506
        421   USA Education ...............     34,905
      1,271   Washington Mutual, Inc. .....     48,908
      5,107   Wells Fargo Co. .............    227,006
                                            ----------
                                             4,347,284
                                            ----------
              HEALTH CARE--4.53%
      4,597   Abbott Laboratories .........    238,354
        330   Allergan, Inc. ..............     21,879
      3,911   American Home Products Corp.     227,816
      3,176   Amgen, Inc. .................    186,622
         20   Bausch & Lomb, Inc. .........        566
      1,750   Baxter International, Inc. ..     96,338
        631   Becton Dickinson & Co. ......     23,347
        536   Biogen, Inc. ................     29,791
        805   Biomet, Inc. ................     23,546
      1,194   Boston Scientific Corp. .....     24,477
      5,773   Bristol-Myers Squibb Co. ....    320,748
         81   C.R. Bard, Inc. .............      4,164
        866   Dynegy, Inc. ................     30,007
        913   Guidant Corp. ...............     35,151
      1,600   HCA Healthcare Co ...........     70,896
      1,424   HEALTHSOUTH Corp. ...........     23,154
        952   Humana, Inc. 1 ..............     11,481
      9,010   Johnson & Johnson ...........    499,154
      3,345   Lilly (Eli) & Co. ...........    269,942
        556   Manor Care1 .................     15,624
        634   Medimmune Inc. 1 ............     22,589
      3,595   Medtronic, Inc. .............    156,383
      6,809   Merck & Co., Inc. ...........    453,479
     18,788   Pfizer, Inc. ................    753,379
      3,871   Pharmacia Corp. .............    157,008
        600   Quintiles Transnational Corp.      8,760
      4,353   Schering-Plough Corp. .......    161,496
        252   St. Jude Medical, Inc. ......     17,249
        516   Stryker Corp. ...............     27,296
      1,052   Tenet Healthcare Corp. ......     62,752
        881   Unitedhealth Group, Inc. ....     58,587


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

        387   Watson Pharmaceuticals ......$    21,173
        232   Wellpoint Health Networks ...     25,323
                                           -----------
                                             4,078,531
                                           -----------
              HEALTH CARE PROVIDERS & SERVICES--0.03%
        352   Amerisourcebergen Corp. .....     24,974
                                           -----------
              HOTELS RESTAURANTS & LEISURE--0.02%
        347   International Game
               Technology .................     14,747
                                           -----------
              HOUSEHOLD FURNISHINGS--0.00%
        103   Maytag Corp. ................      2,538
                                           -----------
              HUMAN RESOURCES--0.02%
        710   Robert Half International
               Inc. 1 .....................    14,207
                                           -----------
              INSURANCE--0.20%
        795   John Hancock Financial
               Services, Inc. .............     31,760
      2,227   Metlife, Inc. ...............     66,142
        277   Progressive Corp. of Ohio ...     37,090
        712   Unumprovident Corp. .........     17,978
        328   XL Capital Ltd. .............     25,912
                                           -----------
                                               178,882
                                           -----------
              MEDIA--0.01%
         17   Meredith Corp. ..............        546
        394   TMP Worldwide Inc. ..........     11,186
                                           -----------
                                                11,732
                                           -----------
              MULTILINE RETAIL--0.02%
        693   Big Lots Inc. ...............      5,745
        511   Family Dollar Stores ........     14,063
                                           -----------
                                                19,808
                                           -----------
              OIL-DOMESTIC--0.03%
        541   EOG Resources, Inc. .........     15,651
        399   Noble Drilling Corp. 1 ......      9,576
                                           -----------
                                                25,227
                                           -----------
              OIL SERVICE-DOMESTIC--0.01%
        117   Fluor Corp. .................      4,505
                                           -----------
              PHARMACEUTICALS--0.02%
        577   Zimmer Holdings, Inc. .......     16,012
                                           -----------
              PRINTING & PUBLISHING--0.04%
        313   Deluxe Corp. ................     10,811
        602   Donnelley (R.R.) & Sons Co. .     16,289
        321   Moody's Corp. ...............     11,877
                                           -----------
                                                38,977
                                           -----------
              PROFESSIONAL SERVICES--0.03%
        264   Ecolab, Inc. ................      9,591
        543   H & R Block, Inc. ...........     20,938
                                           -----------
                                                30,529
                                           -----------

     SHARES   SECURITY                           VALUE

              SEMICONDUCTOR EQUIPMENT &
              PRODUCTS--0.01%
        487   PMC- Sierra Inc. ............$     5,060
                                           -----------
              TECHNOLOGY--4.75%
      2,307   ADC Telecommunications, Inc.       8,051
        715   Adobe Systems, Inc. .........     17,146
      1,299   Advanced Micro Devices, Inc.      10,587
      1,361   Agilent Technologies 1 ......     26,608
      1,410   Altera Corp. 1 ..............     23,251
      1,067   Analog Devices, Inc. ........     34,891
        428   Andrew Corp. ................      7,781
      1,030   Apple Computer, Inc. ........     15,975
      2,511   Applied Materials, Inc. .....     71,413
        367   Autodesk, Inc. ..............     11,766
      1,853   Automatic Data Processing,
               Inc. .......................     87,165
      1,074   BMC Software, Inc. ..........     13,640
        774   Broadcom Corp.--Class A 1 ...     15,712
     22,000   Cisco Systems, Inc. .........    267,960
        695   Citrix Systems, Inc. ........     13,761
      5,031   Compaq Computer Corp. .......     41,808
      1,933   Computer Associates
               International, Inc. ........     49,755
        510   Computer Sciences Corp. .....     16,917
      1,434   Compuware Corp. .............     11,945
        546   Comverse Technology .........     11,182
      1,214   Conexant Systems ............     10,076
      2,744   Corning, Inc. ...............     24,202
      7,731   Dell Computer Corp. .........    143,255
        969   Eastman Kodak Co. ...........     31,522
      1,395   Electronic Data Systems Corp.     80,324
      6,563   EMC Corp. ...................     77,115
      1,104   First Data Corp. ............     64,319
        765   Fiserv, Inc. 1 ..............     26,163
        967   Gateway, Inc. 1 .............      5,270
      5,978   Hewlett-Packard Co. .........     96,246
     20,103   Intel Corp. .................    409,900
      5,162   International Business
               Machines Corp. .............    476,453
        764   Intuit Inc. 1 ...............     27,351
      4,025   JDS Uniphase Corp. 1 ........     25,438
        636   KLA-Tencor Corp. ............     20,085
        482   Lexmark International Group,
               Inc.-- Class A .............     21,550
        832   Linear Technology Corp. .....     27,290
      1,074   LSI Logic Corp. .............     12,619
     10,138   Lucent Technologies, Inc. ...     58,091
      1,257   Maxim Integrated Products,
               Inc. 1 .....................     43,920
        243   Mercury Interactive Corp. 1 .      4,627
      1,892   Micron Technology, Inc. .....     35,626
     16,080   Microsoft Corp. .............    822,814
      6,487   Motorola, Inc. ..............    101,197
        658   National Semiconductor Corp.      14,509
        396   NCR Corp. ...................     11,741
        957   Network Appliance, Inc. .....      6,508


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

      9,480   Nortel Networks Corp. .......$    53,183
      1,882   Novell, Inc. ................      6,888
        514   Novellus Systems, Inc. 1 ....     14,680
     16,883   Oracle Corp. ................    212,388
      1,599   Palm, Inc. ..................      2,335
        771   Parametric Technology Corp. .      4,001
      1,297   Paychex, Inc. ...............     40,868
      1,047   Peoplesoft, Inc. ............     18,888
        367   QLogic Corp. 1 ..............      6,973
      2,322   Qualcomm, Inc. ..............    110,388
        395   Sabre Group Holdings, Inc. ..     10,562
        360   Sapient Corp. 1 .............      1,386
        487   Scientific-Atlanta, Inc. ....      8,547
      1,493   Siebel Systems, Inc. 1 ......     19,424
      9,874   Sun Microsystems, Inc. ......     81,658
        279   Tektronix, Inc. .............      4,880
      1,221   Tellabs, Inc. ...............     12,063
        683   Teradyne, Inc. ..............     13,318
      5,539   Texas Instruments, Inc. .....    129,097
      1,260   Unisys Corp. ................     10,912
      1,182   Veritas Software Corp. ......     21,796
        162   W.W. Grainger, Inc. .........      6,294
      2,009   Xerox Corp. .................     15,570
        982   Xilinx, Inc. ................     23,106
      1,759   Yahoo!, Inc. ................     15,497
                                           -----------
                                             4,280,227
                                           -----------
              TELECOMMUNICATIONS--0.01%
        813   Avaya Inc. 1 ................      8,049
                                           -----------
              TRANSPORTATION--0.23%
        578   AMR Corp. ...................     11,063
      1,319   Burlington Northern Santa Fe      35,283
        538   CSX Corp. ...................     16,947
        360   Delta Air Lines, Inc. .......      9,486
      1,030   Fedex Corp. .................     37,852
      1,149   Norfolk Southern Corp. ......     18,522
        428   Ryder Systems, Inc. .........      8,556
      2,273   Southwest Airlines Co. ......     33,731
        815   Union Pacific Corp. .........     38,224
        201   US Airways Group, Inc. ......        935
                                           -----------
                                               210,599
                                           -----------

     SHARES   SECURITY                           VALUE

              UTILITIES--0.86%
      1,586   AES Corp. ...................$    20,333
        296   Ameren Corp. ................     11,366
      1,126   American Electric Power Co. .     48,677
        597   Cinergy Corp. ...............     18,429
        548   CMS Energy ..................     10,960
        760   Consolidated Edison, Inc. ...     30,947
        766   Dominion Resources,Inc. .....     45,462
        587   DTE Energy Co. ..............     25,270
      2,282   Duke Power Co. ..............     86,374
      1,402   Edison International, Inc. ..     18,450
      1,791   Enron Corp. .................     48,769
        764   Entergy Corp. ...............     27,168
        563   FirstEnergy Corp. ...........     20,240
        582   FPL Group, Inc. .............     31,166
        404   Keyspan Energy Corp. ........     13,429
        472   Niagara Mohawk Power Corp. ..      8,010
        210   NICOR, Inc. .................      8,138
        223   People's Energy Corp. .......      8,866
      1,358   PG&E Corp. ..................     20,642
        255   Pinnacle West Capital Corp. .     10,124
        609   PPL Corp. ...................     19,853
        715   Public Service Enterprise
               Group, Inc. ................     30,423
        881   Reliant Energy ..............     23,188
        871   Sempra Energy ...............     21,557
      2,161   Southern Co. ................     51,821
        688   TXU Corp. ...................     31,868
      1,769   Williams Cos., Inc. .........     48,294
      1,295   Xcel Energy .................     36,454
                                           -----------
                                               776,278
                                           -----------
              UTILITY-ELECTRIC--0.10%
        546   Allegheny Energy, Inc. ......     20,038
        879   Exelon Corp. ................     39,204
        680   Progress Energy, Inc. .......     29,233
                                           -----------
                                                88,475
                                           -----------
              UTILITY-GAS NATURAL GAS--0.01%
        264   Kinder Morgan, Inc. .........     12,991
                                           -----------
              WIRELESS TELECOMMUNICATION
              SERVICES--0.13%
      7,727   AT&T Wireless Corp. .........    115,441
                                           -----------
TOTAL COMMON STOCKS
   (Cost $33,491,592) ..................... 28,086,013
                                           -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE


              NON-CONVERTIBLE
              CORPORATE DEBT--11.80%
              BANKS--3.66%
              AGFirst Farm Credit Bank,
$  695,000     8.393%, 12/15/16 ...........$   758,097
              Barclays Bank Plc, 2
   153,000     8.55%, 6/15/49 .............    173,462
              Den Norse Bank 2
   495,000     7.729%, 6/29/11 ............    511,378
              First Union Capital II,
   600,000     7.95%, 11/15/29 ............    619,537
              HSBC Americas Capital Trust
               II, 2
   135,000     8.38%, 5/15/27 .............    141,673
              Qwest Corp.:
   490,000     7.625%, 6/9/03 .............    513,811
   575,000     7.00%, 8/3/09 2 ............    575,215
                                           -----------
                                             3,293,173
                                           -----------
              COMMERCIAL SERVICES--0.64%
              Autopista Del Maipo, 2
   565,000     7.373%, 6/15/22 ............    580,498
                                           -----------
              FINANCIALS--0.65%
              Ford Motor Credit:
    50,000     7.60%, 8/1/05 ..............     53,079
   520,000     7.375%, 2/1/11 .............    531,229
                                           -----------
                                               584,308
                                           -----------
              INDUSTRIALS--2.70%
              Archstone Communities:
    75,000     6.37%, 10/15/01 ............     75,085
   225,000     7.00%, 10/29/01 ............    225,665
              Bae Systems Canada Inc, 2
   531,486     6.664%, 9/15/13 ............    548,063
              ERAC USA Finance Co., 2
   820,000     6.95%, 3/1/04 ..............    854,636
              Merry Land & Investments
               Equity,
   615,000     6.875%, 11/1/04 ............    650,190
              Prologis Trust,
    80,000     6.70%, 4/15/04 .............     83,629
                                           -----------
                                             2,437,268
                                           -----------
              INSURANCE--1.93%
              Aetna Inc.,
   260,000     6.97%, 8/15/36 .............    277,787
              Aflac, Inc.,
   335,000     6.50%, 4/15/09 .............    337,050

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              American General
               Institute, 2
$  510,000     7.57%, 12/1/45 .............$   510,246
              Healthcare Services,
               Corp., 2
   480,000     7.75%, 6/15/11 .............    485,423
              MIC Financing Trust I, 2
   135,000     8.375%, 2/1/27 .............    124,661
                                           -----------
                                             1,735,167
                                           -----------
              UTILITY-ELECTRIC & GAS--2.22%
              American Electric Power,
   440,000     6.125%, 5/15/06 ............    453,153
              Consumers Energy, Co.,
   395,000     6.25%, 9/15/06 .............    394,419
              Eastern Energy Ltd., 2
   560,000     6.75%, 12/1/06 .............    595,180
              Potomac Edison,
    60,000     8.00%, 6/1/24 ..............     61,260
              Sempra Energy,
   475,000     6.95%, 12/01/05 ............    491,567
                                           -----------
                                             1,995,579
                                           -----------
TOTAL NON-CONVERTIBLE CORPORATE DEBT
   (Cost $10,223,285) ..................... 10,625,993
                                           -----------

              ASSET-BACKED SECURITIES--6.89%
              Advanta Mortgage Loan Trust,
               Series 2000-2, Class A6,
   361,000     7.72%, 3/25/15 .............    392,857
              Americredit Automobile
               Receivables Trust, Series
               2000-A, Class A4,
   580,000     7.29%, 12/12/06 ............    621,148
              Conseco Finance, Series
               1999-H, Class AF5,
   890,000     7.60%, 12/15/29 ............    963,243
              Conseco Finance, Series
               2000-B, Class AF6,
   690,000     7.80%, 5/15/20 .............    749,853
              Conseco Finance, Series
               2001-1, Class A4,
   884,000     6.21%, 7/1/32 ..............    921,785
              Daimler Chrysler Auto Trust,
               Series 2000-A, Class A4,
   515,000     7.23%, 1/6/05 ..............    546,730
              Daimler Chrysler Auto Trust,
               Series 2000-C, Class A4,
   343,000     6.85%, 11/6/05 .............    366,261


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              Felco Funding II Llc, Series
               2000-1, Class A4,
$  560,000     7.72%, 12/15/05 ............$   599,785
              MMCA Automobile Trust,
               Series 2000-2, Class A4,
   975,000     6.86%, 6/15/05 .............  1,039,840
                                           -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $5,868,197) ......................  6,201,502
                                           -----------

              MORTGAGE BACKED SECURITIES--5.49%
              Bank of America Mortgage
               Securities, Series 2000-7,
               Class A4,
   425,000     7.125%, 12/25/30 ...........    440,232
              Chase Mortgage Finance Corp.,
               CMO Series 1998-S6, Class
               A17,
   990,000     6.75%, 10/25/28 ............  1,023,016
              GE Capital Mortgage Services,
               Inc., CMO, Series 1999-17,
               Class A4,
   710,682     7.00%, 11/25/07 ............    737,127
              Green Point Manufactured
               Housing, Series 1999-5,
               Class A3,
   890,000     7.33%, 8/15/20 .............    954,408
              Merrill Lynch Mortgage
               Investors, Inc., Series
               1996-C2, Class A3,
   385,000     6.96%, 11/21/08 ............    405,807
              Norwest Asset Securities
               Corp., CMO, Series 1999,
               Class A4,
   980,000     7.25%, 12/25/29 ............  1,023,708
              Wells Fargo Mortgage Backed
               Securities Trust, Series
               2001-15, Class 1A2,
   350,000     6.50%, 6/25/31 .............    357,896
                                           -----------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $4,625,893) ......................  4,942,194
                                           -----------

              FOREIGN DEBT--0.44%
              United Mexican States,
   365,000     9.75%, 4/6/05 ..............    399,675
                                           -----------
TOTAL FOREIGN DEBT
   (Cost $383,417) ........................    399,675
                                           -----------

              MUNICIPAL BONDS--5.01%
              Delaware River Port
               Authority, Pennsylvania &
               New Jersey, Port
               Distribution Project, RB,
               Series A, FSA,
   500,000     7.27%, 1/1/07 ..............    556,005
              El Cajon, California,
               Redevelopment Agency, El
               Cajon Redevelopment Project,
               Tax Allocation, AMBAC,
   340,000     7.70%, 10/1/30 .............    340,235

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              Harrisburg, Pennsylvania,
               Housing Corp. Mortgage
               Revenue, RB, FHA,
$1,025,000     10.00%, 7/15/24 ............$ 1,086,428
              Hillsborough County, Florida
               Fuel Tax Revenue, RB, FGIC,
   535,000     6.00%, 12/1/11 .............    548,996
              Lansing, Michigan, Water &
               Light Water Supply Board,
               Steam & Electric Utilities
               System, RB, MBIA,
   605,000     7.30%, 7/1/06 ..............    674,037
              Ross County, Ohio, Water Co.,
               Inc., Water Revenue, RB,
               FGIC,2
   445,000     8.25%, 8/1/25 ..............    497,621
              Suburban Hospital Healthcare
               Systems, Inc., Suburban Rock
               Spring Llc, COP, AMBAC,
   175,000     7.865%, 2/15/27 ............    191,026
              Virginia State Housing
               Development Authority,
               Multi-Family Housing, RB,
               Series A, MBIA,
   610,000     6.51%, 5/1/19 ..............    614,978
                                           -----------
TOTAL MUNICIPAL BONDS
   (Cost $4,172,984) ......................  4,509,326
                                           -----------

              US GOVERNMENT & AGENCIES--6.58%
              Federal Home Loan Mortgage
               Corp., Series 2303, Class
               CH,
   440,000     6.00%, 11/15/22 ............    445,399
              Federal Home Loan Mortgage
               Corp., Series 2344, Class
               QG,
   595,000     6.00%, 8/15/16 .............    593,513
              Federal National Mortgage
               Association, Pool #323194,
   697,263     6.361%, 7/1/08 .............    736,464
              Federal National Mortgage
               Association, Pool #535933,
 1,079,894     6.50%, 5/1/31 ..............  1,098,970
              Federal National Mortgage
               Association, Pool #545073,
   860,198     6.50%, 5/1/31 ..............    875,628
              Federal National Mortgage
               Association, Pool #564318,
   369,803     9.00%, 11/1/30 .............    392,075
              Federal National Mortgage
               Association, Series 2001-11,
               Class H,
   511,691     6.00%, 7/18/25 .............    520,938


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)


  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              Federal National Mortgage
               Association, Series 2001-48,
               Class PA,
$  890,000     6.00%, 9/25/31 .............$   917,207
              Federal National Mortgage
               Association, Series 2001-51,
               Class QN,
   345,000     6.00%, 8/15/16 .............    343,491
                                           -----------
TOTAL US GOVERNMENT & AGENCIES
   (Cost $5,789,924) ......................  5,923,685
                                           -----------

              US TREASURY SECURITIES--19.01%
              US Treasury Bill:
   270,000     3.28%, 10/18/01 4 ..........    269,563
   350,000     3.28%, 10/18/01 3,4 ........    349,434
10,000,000     2.60%, 12/13/01 4 ..........  9,953,160
              US Treasury Bond:
 1,665,000     8.125%, 8/15/19 ............  2,184,923
   116,000     6.125%, 8/15/29 ............    126,395
              US Treasury Note:
   180,000     3.625%, 8/31/03 ............    182,658
   944,000     5.875%, 11/15/04 ...........  1,012,293
   215,000     6.125%, 8/15/07 ............    236,869
 2,556,000     6.00%, 8/15/09 .............  2,810,902
                                           -----------
TOTAL US TREASURY SECURITIES
   (Cost $16,805,890) ..................... 17,126,197
                                           -----------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $81,361,182) ..................... 77,814,585
                                           -----------

     SHARES   SECURITY                           VALUE

              INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
              MUTUAL FUND--9.84%
  8,860,586   Cash Management Fund
               Institutional ..............$ 8,860,586
                                           -----------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $8,860,586) ......................  8,860,586
                                           -----------
TOTAL INVESTMENTS
   (Cost $90,221,768) ........... 96.24%   $86,675,171
OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............  3.76      3,389,284
                                 ------    -----------
NET ASSETS ......................100.00%   $90,064,455
                                 ======    ===========


--------------------------------------------------------------------------------
1 Non-income producing security.
2 Security exempt from registration under Rule 144A of the Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 6.22% of net assets at period end.
3 Held as collateral by broker for futures contracts.
4 Rate shown is the effective yield as of September 30, 2001.
The following abbreviations are used in the portfolio description:
AMBAC --American Municipal Bond Assurance Corporation
CMO   --Collateralized Mortgage Obligations
COP   --Certificate of Participation
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FSA   --Financial Security Assurance
MBIA  --Municipal Bond Investors Assurance
RB    --Revenue Bond





See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE


              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--12.59%
              AEROSPACE--0.02%
         87   Raytheon Co. ................$     3,023
         64   Rockwell Collins ............        909
         62   Rockwell International Corp.         910
                                           -----------
                                                 4,842
                                           -----------
              BANKS--0.22%
        139   BB&T Corp. ..................      5,067
        233   Dime Bancorp Inc. ...........      9,162
        675   J.P. Morgan Chase & Co. .....     23,051
        116   Southtrust Corp. ............      2,954
        478   Wachovia Corp. ..............     14,818
         23   Zions Bancorporation ........      1,234
                                           -----------
                                                56,286
                                           -----------
              BASIC MATERIALS--0.33%
         73   Air Products and Chemicals,
               Inc. .......................      2,508
         46   Alcan, Inc. .................      1,380
        295   Alcoa, Inc. .................      9,148
         51   Allegheny Technologies, Inc.         680
          2   Arch Coal, Inc. .............         31
        232   Archer-Daniels-Midland Co. ..      2,921
        137   Barrick Gold Corp. ..........      2,377
          4   Bemis Company, Inc. .........        159
         36   Boise Cascade Corp. .........      1,062
        305   Dow Chemical Co. ............      9,992
        356   Du Pont (E.I.) de Nemours
               & Co. ......................     13,357
         37   Eastman Chemical Co. ........      1,343
         41   Engelhard Corp. .............        947
         18   FMC Corp. 1 .................        882
         92   Freeport-McMoRan Copper &
               Gold, Inc.--Class B 1 ......      1,011
         77   Georgia-Pacific Group .......      2,217
         17   Great Lakes Chemical Corp. ..        376
         34   Hercules, Inc. 1 ............        280
         80   Homestake Mining Co. 1 ......        744
         92   Inco Ltd. 1 .................      1,142
         30   International Flavors &
               Fragrances, Inc. ...........        831
        154   International Paper Co. .....      5,359
         32   Louisiana-Pacific Corp. .....        208
         63   Mead Corp. ..................      1,744
         66   Newmont Mining Corp. ........      1,558
         16   Nucor Corp. .................        635
         89   Pactiv Corp. 1 ..............      1,290
         27   Phelps Dodge Corp. ..........        742
        115   Placer Dome, Inc. ...........      1,471
         57   PPG Industries, Inc. ........      2,608
         43   Praxair, Inc. ...............      1,806
         75   Rohm & Haas Co. .............      2,457
         15   Sigma-Aldrich Corp. .........        678
         31   Temple-Inland, Inc. .........      1,472

     SHARES   SECURITY                           VALUE

         28   USX--US Steel Group .........$       391
         24   Vulcan Materials Co. ........      1,037
         33   Westvaco Corp. ..............        848
         64   Weyerhaeuser Co. ............      3,117
         38   Willamette Industries, Inc. .      1,710
         55   Worthington Industries, Inc.         619
                                           -----------
                                                83,138
                                           -----------
              BEVERAGES--0.01%
          2   Adolph Coors Co.--Class B ...         90
         35   The Pepsi Bottling Group,
               Inc. .......................      1,612
                                            ----------
                                                 1,702
                                            ----------
              BIOPHARMACEUTICALS--0.01%
         75   Chiron Corp. 1 ..............      3,332
                                            ----------
              BIOTECHNOLOGY--0.01%
        178   Immunex Corp. 1 .............      3,320
                                            ----------
              CAPITAL GOODS--1.02%
         93   Allied Waste Industries,
               Inc. 1 .....................      1,186
         98   American Power Conversion
               Corp. 1 ....................      1,145
         29   Avery Dennison Corp. ........      1,329
        298   Boeing Co. ..................      9,983
        108   Caterpillar, Inc. ...........      4,838
         22   Cooper Industries, Inc. .....        912
         21   Crane Co. ...................        460
         46   Danaher Corp. ...............      1,793
         93   Deere & Co. .................      3,498
         16   Dover Corp. .................        482
         16   Eaton Corp. .................        947
        138   Emerson Electric Co. ........      6,494
         61   General Dynamics Corp. ......      5,388
      3,351   General Electric Co. ........    124,336
         35   Goodrich Corp. ..............        676
        227   Honeywell International, Inc.      5,993
         96   Illinois Tool Works, Inc. ...      5,195
         40   Ingersoll-Rand Co. ..........      1,352
         18   ITT Industries, Inc. ........        806
         21   Johnson Controls, Inc. ......      1,370
        133   Lockheed Martin Corp. .......      5,819
         30   Millipore Corp. .............      1,588
        135   Minnesota Mining &
               Manufacturing Co. ..........     13,284
         66   Molex, Inc. .................      1,855
         12   National Service Industries,
               Inc. .......................        248
         33   Navistar International
               Corp. 1 ....................        932
         21   Northrop Grumman Corp. ......      2,121
         36   Paccar, Inc. ................      1,767
         40   Pall Corp. ..................        778
         60   Parker-Hannifin Corp. .......      2,058
         43   Pitney Bowes, Inc. ..........      1,643
        126   Sanmina Corp. 1 .............      1,711
         29   Sealed Air Corp. 1 ..........      1,058


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

        219   Solectron Corp. 1 ...........$     2,551
         36   Textron, Inc. ...............      1,210
         84   Thermo Electron Corp. 1 .....      1,516
        660   Tyco International Ltd. .....     30,030
        152   United Technologies Corp. ...      7,068
        213   Waste Management, Inc. ......      5,696
                                           -----------
                                               261,116
                                           -----------
              COMMERCIAL SERVICES--0.02%
         92   Concord EFS, Inc. 1 .........      4,503
                                           -----------
              COMMUNICATION SERVICES--1.01%
        120   Alltel Corp. ................      6,954
      1,527   AOL Time Warner Inc. 1 ......     50,544
      1,179   AT&T Corp. ..................     22,755
        638   BellSouth Corp. .............     26,509
         49   Centurytel, Inc. ............      1,641
        159   Citizen Communications Co. 1       1,495
        389   Global Crossing Ltd. 1 ......        700
        261   Nextel Communications, Inc.--
               Class A 1 ..................      2,260
        566   Qwest Communications
               International, Inc. ........      9,452
      1,146   SBC Communications, Inc. ....     54,000
        304   Sprint Corp. ................      7,299
        333   Sprint PCS Group 1 ..........      8,755
         71   Univision Communications,
               Inc. 1 .....................      1,629
        922   Verizon Communications, Inc.      49,889
        985   Worldcom, Inc.--Worldcom
               Group 1 ....................     14,814
                                            ----------
                                               258,696
                                            ----------
              COMMUNICATIONS EQUIPMENT--0.00%
        112   Ciena Corp. 1 ...............      1,152
                                            ----------
              CONSTRUCTION & ENGINEERING--0.00%
         58   McDermott International,
               Inc. 1 .....................        478
                                            ----------
              CONSUMER CYCLICALS--1.08%
         70   American Greetings Corp.--
               Class A ....................        927
         45   Autozone, Inc. 1 ............      2,334
        116   Bed, Bath & Beyond, Inc. 1 ..      2,953
         79   Best Buy, Inc. 1 ............      3,591
         16   Black & Decker Corp. ........        499
         52   Brunswick Corp. .............        856
        199   Carnival Corp.--Class A .....      4,382
        314   Cendant Corp. 1 .............      4,019
         42   Centex Corp. ................      1,417
         44   Cintas Corp. ................      1,773
         72   Circuit City Stores--Circuit
               City Group .................        864
         76   Convergys Corp. 1 ...........      2,109
         24   Cooper Tire & Rubber Co. ....        342
        166   Costco Wholesale Corp. 1 ....      5,903
         46   Dana Corp. ..................        718
        195   Delphi Automotive Systems ...$     2,291
         27   Dillard Department Stores,
               Inc.-- Class A .............        356
        113   Dollar General Corp. ........      1,322
         81   Federated Department Stores,
               Inc. 1 .....................      2,284
        638   Ford Motor Co. ..............     11,069
         84   Gannett Co., Inc. ...........      5,049
        293   Gap, Inc. ...................      3,501
        195   General Motors Corp. ........      8,365
         59   Genuine Parts Co. ...........      1,880
         66   Goodyear Tire & Rubber Co. ..      1,216
        120   Harley-Davidson, Inc. .......      4,860
         56   Harrah's Entertainment,
               Inc. 1 .....................      1,513
         58   Hasbro, Inc. ................        812
        129   Hilton Hotels Corp. .........      1,013
        796   Home Depot, Inc. ............     30,543
        100   IMS Health, Inc. ............      2,505
        127   Interpublic Group of Cos.,
               Inc. .......................      2,591
         90   J.C. Penney Co., Inc. .......      1,971
         28   KB Home .....................        795
        218   Kmart Corp. 1 ...............      1,524
         16   Knight-Ridder, Inc. .........        894
        122   Kohls Corp. 1 ...............      5,856
        105   Leggett & Platt, Inc. .......      2,048
        146   Limited, Inc. ...............      1,387
         10   Liz Claiborne, Inc. .........        377
         26   Lowe's Cos., Inc. ...........      8,197
         71   Marriott International, Inc.       2,371
        157   Masco Corp. .................      3,209
        148   Mattel, Inc. ................      2,318
        102   May Department Stores Co. ...      2,960
         58   McGraw-Hill Cos., Inc. ......      3,376
         45   New York Times Co.--Class A .      1,756
         90   Newell Rubbermaid, Inc. .....      2,044
         83   Nike, Inc. ..................      3,885
         43   Nordstrom, Inc. .............        621
        143   Office Depot, Inc. 1 ........      1,945
         57   Omnicom Group, Inc. .........      3,699
         35   Pulte Homes Inc. ............      1,073
         63   Radioshack Corp. ............      1,528
         32   Reebok International Ltd. 1 .        662
        124   Sears, Roebuck & Co. ........      4,295
         53   Sherwin-Williams Co. ........      1,178
         18   Snap-On Inc. ................        402
         17   Stanley Works ...............        621
        181   Staples, Inc. 1 .............      2,411
         67   Starwood Hotels & Resorts
               Worldwide, Inc. ............      1,474
        306   Target Corp. ................      9,716
         50   Tiffany & Co. ...............      1,083
         78   TJX Cos., Inc. ..............      2,566


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

         67   Toys `R' Us, Inc. 1 ........ $     1,154
         88   Tribune Co. ................       2,763
         43   TRW, Inc. ..................       1,282
         38   V.F. Corp. .................       1,112
         41   Visteon Corp ...............         523
      1,525   Wal-Mart Stores, Inc. ......      75,488
         35   Whirlpool Corp. ............       1,937
                                           -----------
                                               276,358
                                           -----------
              CONSUMER STAPLES--1.46%
          7   Alberto-Culver Co.--Class B          272
        138   Albertson's, Inc. ..........       4,399
        307   Anheuser Busch Cos., Inc. ..      12,857
         68   Avon Products, Inc. ........       3,145
         15   Brown-Forman Corp.--Class B          948
        139   Campbell Soup Co. ..........       3,892
        151   Cardinal Health, Inc. ......      11,166
        199   Clear Channel Communications,
               Inc. 1 ....................       7,910
         68   Clorox Co. .................       2,516
        846   Coca-Cola Co. ..............      39,635
        143   Coca-Cola Enterprises, Inc.        2,194
        191   Colgate-Palmolive Co. ......      11,126
        333   Comcast Corp.--Class A1 ....      11,945
        200   Conagra Foods, Inc. ........       4,490
        120   CVS Corp. ..................       3,984
         40   Darden Restaurants, Inc. ...       1,050
        712   Disney (Walt) Co. ..........      13,257
         40   Fortune Brands, Inc. .......       1,340
         84   General Mills, Inc. ........       3,822
          3   General Motors Corp.--Class H
               (Hughes Electronics) 1 ....          40
        360   Gillette Co. ...............      10,728
        107   H.J. Heinz Co. .............       4,510
         36   Hershey Foods Corp. ........       2,353
        139   Kellogg Co. ................       4,170
        181   Kimberly Clark Corp. .......      11,222
        296   Kroger Co. 1 ...............       7,293
          1   Longs Drug Stores, Inc. ....          27
        442   McDonald's Corp. ...........      11,996
         84   McKesson Corp. .............       3,174
        603   PepsiCo, Inc. ..............      29,246
        759   Philip Morris Cos., Inc. ...      36,652
        443   Procter & Gamble Co. .......      32,246
         92   Ralston Purina Group .......       3,018
        183   Safeway, Inc. 1 ............       7,269
        269   Sara Lee Corp. .............       5,730
        154   Starbucks Corp. 1 ..........       2,285
         45   SuperValu, Inc. ............         910
        229   Sysco Corp. ................       5,849
         59   Tricon Global Restaurants,
               Inc. 1 ....................       2,314
         36   Tupperware Corp. ...........         718
        195   Unilever NV ................      10,534
         74   UST, Inc. ..................       2,457

     SHARES   SECURITY                           VALUE

        617   Viacom, Inc.--Class B 1 .... $    21,287
        347   Walgreen Co. ...............      11,947
         38   Wendy's International, Inc.        1,013
         63   Winn Dixie Stores, Inc. ....         721
         67   Wrigley (Wm.), Jr. Co. .....       3,437
                                           -----------
                                               373,094
                                           -----------
              DRUGS--0.04%
         72   Forest Laboratories, Inc. 1        5,194
         90   King Pharmaceuticals, Inc. 1       3,776
                                           -----------
                                                 8,970
                                           -----------
              ELECTRIC UTILITIES--0.01%
        124   Mirant Corp. 1 .............       2,716
                                           -----------
              ELECTRICAL--0.01%
        130   Calpine Corp. 1 ............       2,965
                                           -----------
              ELECTRICAL EQUIPMENT--0.00%
         24   Power-One, Inc. 1 ..........         147
         58   Thomas & Betts Corp. .......       1,014
                                           -----------
                                                 1,161
                                           -----------
              ELECTRONIC EQUIPMENT &
              INSTRUMENTS--0.00%
          4   Kadant Inc. 1 ..............          52
                                           -----------
              ELECTRONICS--0.02%
         99   Applied Micro Circuits
               Corp. 1 ...................         692
         65   Jabil Circuit, Inc. 1 ......       1,163
         74   NiSource Inc. ..............       1,725
         77   Symbol Technologies, Inc. ..         808
         86   Vitesse Semiconductor Corp. 1        667
                                           -----------
                                                 5,055
                                           -----------
              ENERGY--0.89%
         42   Amerada Hess Corp. .........       2,667
         87   Anadarko Petroleum Corp. ...       4,183
         33   Apache Corp. ...............       1,419
          9   Ashland, Inc. ..............         347
        115   Baker Hughes, Inc. .........       3,329
         95   Burlington Resources, Inc. .       3,250
        132   Chevron Corp. ..............      11,187
        242   Conoco, Inc.--Class B 1 ....       6,132
         46   Devon Energy Corp. .........       1,582
        164   El Paso Corp. ..............       6,814
      2,372   Exxon Mobil Corp. ..........      93,457
        147   Halliburton Co. ............       3,315
         27   Kerr-McGee Corp. ...........       1,402
         46   Nabors Industries, Inc. 1 ..         965
        160   Occidental Petroleum Corp. .       3,894
        135   Phillips Petroleum Co. .....       7,260
         63   Rowan Cos., Inc. 1 .........         780
        731   Royal Dutch Petroleum Co. ..      36,733


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)



     SHARES   SECURITY                           VALUE

     SHARES   SECURITY                           VALUE

        195   Schlumberger Ltd. .......... $     8,912
         42   Sunoco, Inc. ...............       1,495
        300   Texaco, Inc. ...............      19,500
        109   Transocean Sedco Forex, Inc.       2,878
         98   Unocal Corp. ...............       3,185
        131   USX Marathon Group, Inc. ...       3,504
                                           -----------
                                               228,190
                                           -----------
              FINANCIALS--1.96%
        180   Aflac, Inc. ................       4,860
        202   Allstate Corp. .............       7,545
         28   AMBAC Financial Group, Inc.        1,532
        451   American Express Co. .......      13,106
        893   American International Group,
               Inc. ......................      69,654
        126   Amsouth Bancorp ............       2,277
         77   AON Corp. ..................       3,234
        552   Bank of America Corp. ......      32,237
        251   Bank of New York Co., Inc. .       8,785
        339   Bank One Corp. .............      10,668
         64   Capital One Financial Corp.        2,946
        468   Charles Schwab Corp. .......       5,382
         74   Charter One Financial, Inc.        2,088
         37   Chubb Corp. ................       2,642
         45   CIGNA Corp. ................       3,732
         40   Cincinnati Financial Corp. .       1,873
      1,714   Citigroup Inc. .............      69,417
         53   Comerica, Inc. .............       2,936
        162   Conseco, Inc. 1 ............       1,176
         27   Countrywide Credit Industries,
               Inc. ......................       1,186
         48   Equifax, Inc. ..............       1,051
        341   Fannie Mae .................      27,300
        196   Fifth Third Bancorp ........      12,050
        369   Fleet Boston Financial Corp.      13,561
         80   Franklin Resources, Inc. ...       2,774
        237   Freddie Mac ................      15,405
         46   Golden West Financial Corp.        2,673
         73   Hartford Financial Services
               Group, Inc. ...............       4,288
        158   Household International, Inc.      8,908
        106   Huntington Bancshares, Inc.        1,835
         38   Jefferson-Pilot Corp. ......       1,690
        157   KeyCorp ....................       3,790
         77   Lehman Brothers Holdings,
               Inc. ......................       4,377
         53   Lincoln National Corp. .....       2,471
         26   Loews Corp. ................       1,203
         94   Marsh and McLennan Cos. ....       9,090
         40   MBIA, Inc. .................       2,000
        291   MBNA Corp. .................       8,814
        151   Mellon Financial Corp. .....       4,882
        285   Merrill Lynch & Co., Inc. ..      11,571
         31   MGIC Investment Corp. ......       2,026
        342   Morgan Stanley Dean Witter
               Discover & Co. ............      15,852
        215   National City Corp. ........       6,439
         67   Northern Trust Corp. .......       3,516

     SHARES   SECURITY                           VALUE

         92   PNC Financial Services Group,
               Inc. ...................... $     5,267
         87   Providian Financial Corp. ..       1,753
         85   Regions Financial Corp. ....       2,453
         43   Safeco .....................       1,304
         62   St. Paul Cos., Inc. ........       2,556
        102   State Street Corp. .........       4,641
         75   Stilwell Financial Inc. 1 ..       1,463
         94   Suntrust Banks, Inc. .......       6,260
         99   Synovus Financial Corp. ....       2,732
         42   T. Rowe Price Group Inc. ...       1,231
         28   Torchmark Corp. ............       1,092
         54   Union Planters Corp. .......       2,317
        649   US Bancorp .................      14,395
         48   USA Education, Inc. ........       3,980
        146   Washington Mutual, Inc. ....       5,618
        585   Wells Fargo Co. ............      26,003
                                           -----------
                                               497,907
                                           -----------
              HEALTH CARE--1.83%
        527   Abbott Laboratories ........      27,325
         38   Allergan, Inc. .............       2,519
        448   American Home Products Corp.      26,096
        364   Amgen, Inc. 1 ..............      21,389
          2   Bausch & Lomb, Inc. ........          57
        201   Baxter International, Inc. .      11,065
         72   Becton Dickinson & Co. .....       2,664
         61   Biogen, Inc. 1 .............       3,390
         92   Biomet, Inc. ...............       2,691
        137   Boston Scientific Corp. ....       2,808
        662   Bristol-Myers Squibb Co. ...      36,781
          9   C.R. Bard, Inc. ............         463
         99   Dynegy, Inc. ...............       3,430
        105   Guidant Corp. 1 ............       4,043
        183   HCA, Inc. ..................       8,109
        163   HEALTHSOUTH Corp. 1 ........       2,650
        109   Humana, Inc. 1 .............       1,315
      1,033   Johnson & Johnson ..........      57,228
        383   Lilly (Eli) & Co. ..........      30,908
         64   Manor Care, Inc. 1 .........       1,798
         73   Medimmune Inc. 1 ...........       2,601
        412   Medtronic, Inc. ............      17,922
        780   Merck & Co., Inc. ..........      51,948
      2,153   Pfizer, Inc. ...............      86,335
        444   Pharmacia Corp. ............      18,009
         69   Quintiles Transnational
               Corp. 1 ...................       1,007
        499   Schering-Plough Corp. ......      18,513
         29   St. Jude Medical, Inc. .....       1,985
         59   Stryker Corp. ..............       3,121
        121   Tenet Healthcare Corp. 1 ...       7,218
        101   Unitedhealth Group, Inc. ...       6,717
         44   Watson Pharmaceuticals,
               Inc. 1 ....................       2,407
         27   Wellpoint Health Networks 1        2,947
                                           -----------
                                               467,459
                                           -----------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)



     SHARES   SECURITY                           VALUE

              HEALTH CARE PROVIDERS & SERVICES--0.01%
         40   AmerisourceBergen Corp. 1 ...$     2,838
                                           -----------
              HOTELS RESTAURANTS & LEISURE--0.01%
         40   International Game
               Technology 1 ...............      1,700
                                           -----------
              HOUSEHOLD FURNISHINGS--0.00%
         11   Maytag Corp. ................        271
                                           -----------
              HUMAN RESOURCES--0.01%
         77   Robert Half International
               Inc. 1 .....................      1,541
                                           -----------
              INSURANCE--0.08%
         91   John Hancock Financial
               Services, Inc. .............      3,635
        255   Metlife, Inc. ...............      7,573
         32   Progressive Corp. of Ohio ...      4,285
         82   UnumProvident Corp. .........      2,071
         38   XL Capital Ltd. .............      3,002
                                           -----------
                                                20,566
                                           -----------
              MEDIA--0.01%
         45   TMP Worldwide, Inc. 1 .......      1,278
                                           -----------
              MULTILINE RETAIL--0.01%
         72   Big Lots Inc. ...............        597
         59   Family Dollar Stores ........      1,624
                                           -----------
                                                 2,221
                                           -----------
              OIL-DOMESTIC--0.01%
         62   EOG Resources, Inc. .........      1,794
         46   Noble Drilling Corp. 1 ......      1,104
                                           -----------
                                                 2,898
                                           -----------
              OIL SERVICE-DOMESTIC--0.00%
         13   Fluor Corp. (New) ...........        500
                                           -----------
              PHARMACEUTICALS--0.01%
         66   Zimmer Holdings, Inc. 1 .....       1,832
                                           -----------
              PRINTING & PUBLISHING--0.02%
         36   Deluxe Corp. ................      1,243
         69   Donnelley (R.R.) & Sons Co. .      1,867
         37   Moody's Corp. ...............      1,369
                                           -----------
                                                 4,479
                                           -----------
              PROFESSIONAL SERVICES--0.01%
         30   Ecolab, Inc. ................      1,090
         62   H & R Block, Inc. ...........      2,391
                                           -----------
                                                 3,481
                                           -----------
              SEMICONDUCTOR EQUIPMENT &
              PRODUCTS--0.00%
         50   PMC-Sierra, Inc1 ............        520
                                           -----------

     SHARES   SECURITY                           VALUE

              TECHNOLOGY--1.92%
        272   ADC Telecommunications,
               Inc. 1 .....................$       949
         82   Adobe Systems, Inc. .........      1,966
        149   Advanced Micro Devices,
               Inc. 1 .....................      1,214
        156   Agilent Technologies 1 ......      3,050
        162   Altera Corp. 1 ..............      2,671
        121   Analog Devices, Inc. 1 ......      3,957
         49   Andrew Corp. 1 ..............        891
        118   Apple Computer, Inc. 1 ......      1,830
        288   Applied Materials, Inc. 1 ...      8,191
         42   Autodesk, Inc. ..............      1,347
        212   Automatic Data Processing, Inc.    9,972
        123   BMC Software, Inc. 1 ........      1,562
         89   Broadcom Corp.--Class A 1 ...      1,807
      2,521   Cisco Systems, Inc. 1 .......     30,706
         80   Citrix Systems, Inc. 1 ......      1,584
        577   Compaq Computer Corp. .......      4,795
        222   Computer Associates
               International, Inc. ........      5,714
         58   Computer Sciences Corp. 1 ...      1,924
        168   Compuware Corp. 1 ...........      1,399
         63   Comverse Technology 1 .......      1,290
        139   Conexant Systems 1 ..........      1,154
        314   Corning, Inc. ...............      2,769
        886   Dell Computer Corp. 1 .......     16,418
        111   Eastman Kodak Co. ...........      3,611
        160   Electronic Data Systems Corp.      9,213
        752   EMC Corp. 1 .................      8,836
        126   First Data Corp. ............      7,341
         88   Fiserv, Inc. 1 ..............      3,010
         99   Gateway, Inc. 1 .............        540
        685   Hewlett-Packard Co. .........     11,028
      2,304   Intel Corp. .................     46,979
        592   International Business
               Machines Corp. .............     54,642
         88   Intuit Inc. 1 ...............      3,150
        461   JDS Uniphase Corp. 1 ........      2,914
         73   KLA-Tencor Corp.1 ...........      2,305
         55   Lexmark International Group,
               Inc.--Class A 1 ............      2,459
         95   Linear Technology Corp. .....      3,116
        123   LSI Logic Corp. 1 ...........      1,445
      1,162   Lucent Technologies, Inc. ...      6,658
        121   Maxim Integrated Products,
               Inc. 1 .....................      4,228
         26   Mercury Interactive Corp. 1 .        495
        217   Micron Technology, Inc. 1 ...      4,086
      1,843   Microsoft Corp.1 ............     94,306
        744   Motorola, Inc. ..............     11,606
         75   National Semiconductor
               Corp. 1 ....................      1,654
         46   NCR Corp.1 ..................      1,364
        109   Network Appliance, Inc. 1 ...        741
      1,088   Nortel Networks Corp. 1 .....      6,104
        223   Novell, Inc.1 ...............        816
         56   Novellus Systems, Inc. 1 ....      1,599


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)


     SHARES   SECURITY                           VALUE

      1,935   Oracle Corp. 1 ............. $    24,342
        169   Palm, Inc. 1 ...............         247
         80   Parametric Technology Corp. 1        415
        149   Paychex, Inc. ..............       4,695
        120   Peoplesoft, Inc. 1 .........       2,165
         38   QLogic Corp. 1 .............         722
        266   Qualcomm, Inc. 1 ...........      12,646
         46   Sabre Group Holdings, Inc. 1       1,230
         56   Sapient Corp. 1 ............         216
         51   Scientific-Atlanta, Inc. ...         895
        171   Siebel Systems, Inc. 1 .....       2,225
      1,132   Sun Microsystems, Inc. 1 ...       9,362
         32   Tektronix, Inc. 1 ..........         560
        140   Tellabs, Inc. 1 ............       1,383
         78   Teradyne, Inc. 1 ...........       1,521
        592   Texas Instruments, Inc. ....      14,788
        140   Unisys Corp. 1 .............       1,212
        135   Veritas Software Corp. 1 ...       2,489
         20   W.W. Grainger, Inc. ........         777
        230   Xerox Corp. 1 ..............       1,782
        113   Xilinx, Inc. 1 .............       2,659
        202   Yahoo!, Inc. 1 .............       1,780
                                           -----------
                                               489,517
                                           -----------
              TELECOMMUNICATIONS--0.00%
         93   Avaya Inc. 1 ...............         921
                                           -----------
              TRANSPORTATION--0.09%
         63   AMR Corp. 1 ................       1,206
        151   Burlington Northern Santa
               Fe 1 ......................       4,039
         62   CSX Corp. ..................       1,953
         41   Delta Air Lines, Inc. ......       1,080
        118   FedEx Corp. 1 ..............       4,336
        132   Norfolk Southern Corp. .....       2,128
         49   Ryder Systems, Inc. ........         980
        261   Southwest Airlines Co. .....       3,873
         93   Union Pacific Corp. ........       4,362
         21   US Airways Group, Inc. 1 ...          98
                                           -----------
                                                24,055
                                           -----------
              UTILITIES--0.35%
        182   AES Corp. 1 ................       2,333
         34   Ameren Corp. ...............       1,306
        129   American Electric Power Co.        5,577
         65   Cinergy Corp. ..............       2,007
         63   CMS Energy .................       1,260
         85   Consolidated Edison, Inc. ..       3,461
         88   Dominion Resources, Inc. 1 .       5,223
         67   DTE Energy Co. .............       2,884
        262   Duke Power Corp. 1 .........       9,917
        161   Edison International, Inc. 1       2,119
        205   Enron Corp.                        5,582

  PRINCIPAL
    AMOUNT/
     SHARES   SECURITY                           VALUE

         88   Entergy Corp. .............. $     3,129
         65   FirstEnergy Corp. ..........       2,337
         67   FPL Group, Inc. ............       3,588
         49   Keyspan Energy Corp. .......       1,629
         54   Niagara Mohawk Power Corp. 1         916
         26   NICOR, Inc. ................       1,007
         26   People's Energy Corp. ......       1,034
        156   PG&E Corp. .................       2,371
         29   Pinnacle West Capital Corp.        1,151
         70   PPL Corp. ..................       2,282
         82   Public Service Enterprise
               Group, Inc. ...............       3,489
        100   Reliant Energy .............       2,632
        100   Sempra Energy ..............       2,475
        248   Southern Co. ...............       5,947
         79   TXU Corp. ..................       3,659
        203   Williams Cos., Inc. ........       5,542
        148   Xcel Energy ................       4,166
                                           -----------
                                                89,023
                                           -----------
              UTILITY-ELECTRIC--0.04%
         63   Allegheny Energy, Inc. .....       2,312
        101   Exelon Corp. ...............       4,505
         78   Progress Energy, Inc. ......       3,353
                                           -----------
                                                10,170
                                           -----------
              UTILITY-GAS NATURAL GAS--0.01%
         30   Kinder Morgan, Inc. ........       1,476
                                           -----------
              WIRELESS TELECOMMUNICATION
              SERVICES--0.05%
        885   AT&T Wireless Services,
               Inc. 1 ....................      13,222
                                           -----------
TOTAL COMMON STOCKS
   (Cost $3,864,203) .....................   3,215,001
                                           -----------

              NON-CONVERTIBLE
              CORPORATE DEBT--15.06%
              BANKS--2.07%
              Barclays Bank Plc, 2
$   52,000     8.55%, 6/15/49 ............      58,954
              First Union Capital II,
   230,000     7.95%, 11/15/29 ...........     237,489
              HSBC Americas Capital Trust
               II, 2
    50,000     8.38%, 5/15/27 ............      52,472
              Qwest Corp.,
   170,000     7.63%, 6/9/03 .............     178,261
                                           -----------
                                               527,176
                                           -----------
              COMMERCIAL SERVICES--0.74%
              Autopista Del Maipo, 2
   185,000     7.37%, 6/15/22 ............     190,074
                                           -----------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)


  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              FINANCIALS--1.90%
              Ford Motor Credit, Co.:
$  125,000     7.60%, 8/1/05 ............. $   132,697
   165,000     6.88%, 2/1/06 .............     169,907
   180,000     7.38%, 2/1/11 .............     183,887
                                           -----------
                                               486,491
                                           -----------
              INDUSTRIALS--5.71%
              Archstone Communities:
    35,000     6.37%, 10/15/01 ...........      35,040
   110,000     7.00%, 10/29/01 ...........     110,325
              Bae Systems Canada, Inc., 2
   206,689     6.66%, 9/15/13 ............     213,135
              Development Bank of
               Singapore, Ltd., 2
   185,000     7.13%, 5/15/11 ............     189,436
              ERAC USA Finance Co.:
   310,000     6.95%, 3/1/042 ............     323,094
   215,000     8.25%, 5/1/052 ............     232,305
              Merry Land & Investments
               Equity,
   285,000     6.88%, 11/1/04 ............     301,308
              Prologis Trust,
    50,000     6.70%, 4/15/04 ............      52,268
                                           -----------
                                             1,456,911
                                           -----------
              INSURANCE--2.35%
              Aetna, Inc.,
    90,000     6.97%, 8/15/36 ............      96,157
              Aflac, Inc.,
    80,000     6.50%, 4/15/09 ............      80,490
              American General
               Institute, 2
   190,000     7.57%, 12/1/45 ............     190,091
              Health Care Services,
               Corp., 2
   185,000     7.75%, 6/15/11 ............     187,090
              MIC Financing Trust I, 2
    50,000     8.38%, 2/1/27 .............      46,171
                                           -----------
                                               599,999
                                           -----------
              UTILITY-ELECTRIC & GAS--2.29%
              American Electric Power,
   175,000     6.13%, 5/15/06 ............     180,231
              Consumers Energy , Co.,
   135,000     6.25%, 9/15/06 ............     134,802
              Old Dominion Electric Coop.,
   185,000     6.25%, 6/1/11 .............     192,881
              Potomac Edison,
    75,000     8.00%, 6/1/24 .............      76,575
                                           -----------
                                               584,489
                                           -----------
TOTAL NON-CONVERTIBLE CORPORATE DEBT
   (Cost $3,714,640) .....................   3,845,140
                                           -----------

PRINCIPAL
  AMOUNT/     SECURITY                           VALUE

              ASSET-BACKED SECURITIES--9.21%
              ANRC Auto Owner Trust, Series
               2001-A , Class A4,
$  200,000     4.32%, 6/16/08 ............ $   199,750
              Conseco Finance, Series
               1999-H, Class AF5,
   430,000     7.60%, 12/15/29 ...........     465,387
              Conseco Finance, Series
               2000-B, Class AF6,
   320,000     7.80%, 5/15/20 ............     347,758
              Daimler Chrysler Auto Trust,
               Series 2000-A, Class A4,
   225,000     7.23%, 1/6/05 .............     238,863
              Daimler Chrysler Auto Trust,
               Series 2000-C, Class A4,
   170,000     6.85%, 11/6/05 ............     181,528
              Felco Funding II Llc, Series
               2000-1, Class A4,
   250,000     7.72%, 12/15/05 ...........     267,761
              MMCA Automobile Trust, Series
               2000-2, Class A4,
   415,000     6.86%, 6/15/05 ............     442,599
              Ryder Vehicle Lease Trust,
               Series 2001-A, Class A4,
   200,000     5.81%, 8/15/06 ............     208,217
                                           -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $2,222,033) .....................   2,351,863
                                           -----------

              MORTGAGE BACKED SECURITIES--7.33%
              Bank of America Mortgage
               Securities, Series 2000-7,
               Class A4,
   195,000     7.13%, 12/25/30 ...........     201,989
              Chase Mortgage Finance Corp.,
               CMO Series 1998-S6, Class
               A17,
   450,000     6.75%, 10/25/28 ...........     465,007
              Green Point Manufactured
               Housing, Series 1999-5,
               Class A3,
   430,000     7.33%, 8/15/20 ............     461,119
              Merrill Lynch Mortgage
               Investors, Inc., Series
               1996-C2, Class A3,
    95,000     6.96%, 11/21/08 ...........     100,134
              Norwest Asset Securities
               Corp., CMO, Series 1999,
               Class A4,
   480,000     7.25%, 12/25/29 ...........     501,408
              Wells Fargo Mortgage Backed
               Securities Trust, Series
               2001-15, Class 1A2,
   140,000     6.50%, 6/25/31 ............     143,158
                                           -----------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $1,746,601) .....................   1,872,815


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

  PRINCIPAL
    AMOUNT/
     SHARES   SECURITY                           VALUE

              MUNICIPAL BONDS--5.61%
              Harrisburg, Pennsylvania,
               Housing Corp. Mortgage
               Revenue, RB, FHA,
$  505,000     10.00%, 7/15/24 ........... $   535,265
              Hillsborough County, Florida
               Fuel Tax Revenue, RB, FGIC,
   255,000     6.00%, 12/1/11 ............     261,671
              Ross County, Ohio, Water Co.,
               Inc., Water Revenue, RB,
               FGIC, 2
   215,000     8.25%, 8/1/25 .............     240,424
              Suburban Hospital Healthcare
               Systems, Inc., Suburban Rock
               Spring Llc, COP, AMBAC,
    95,000     7.87%, 2/15/27 ............     103,700
              Virginia State Housing
               Development Authority,
               Multi-Family Housing, RB,
               Series A, MBIA,
   290,000     6.51%, 5/1/19 .............     292,366
                                           -----------
TOTAL MUNICIPAL BONDS
   (Cost $1,330,043) .....................   1,433,426
                                           -----------

              US GOVERNMENT & AGENCIES--7.26%
              Federal Home Loan Mortgage
               Corp., Series 2344, Class
               QG,
   220,000     6.00%, 8/15/16 ............     219,450
              Federal National Mortgage
               Association, Pool #323194,
   336,610     6.36%, 7/1/08 .............     355,535
              Federal National Mortgage
               Association, Pool #545073,
   422,971     6.50%, 5/1/31 .............     430,557
              Federal National Mortgage
               Association, Series 2001-11,
               Class H,
   192,431     6.00%, 7/18/25 ............     195,908
              Federal National Mortgage
               Association, Series 2001-11,
               Class J,
   229,826     6.25%, 1/18/27 ............     235,280
              Federal National Mortgage
               Association, Series 2001-48,
               Class PA,
   295,000     6.00%, 9/25/31 ............     304,018
              Federal National Mortgage
               Association, Series 2001-51,
               Class QN,
   115,000     6.00%, 8/15/16 ............     114,497
                                           -----------
TOTAL US GOVERNMENT & AGENCIES
   (Cost $1,801,562)                         1,855,245
                                           -----------

PRINCIPAL
  AMOUNT/
   SHARES   SECURITY                           VALUE

              US TREASURY SECURITIES--29.61%
              US Treasury Bill:
$  185,000     3.28%, 10/18/01 3,4 ....... $   184,700
 5,000,000     2.60%, 12/13/01 3,4 .......   4,976,580
              US Treasury Bond:
   611,000     8.13%, 8/15/19 ............     801,795
   134,000     6.13%, 8/15/29 ............     146,008
              US Treasury Note:
   248,000     5.88%, 11/15/04 ...........     265,941
   490,000     6.13%, 8/15/07 ............     539,842
   435,000     6.00%, 8/15/09 ............     478,381
   165,000     5.00%, 8/15/11 ............     170,492
                                           -----------
TOTAL US TREASURY SECURITIES
   (Cost $7,476,020) .....................   7,563,739
                                           -----------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $22,155,102) ....................  22,137,229
                                           -----------

              INVESTMENTS IN AFFILIATED
              INVESTMENT COMPANIES
              MUTUAL FUND--8.77%
 2,240,816    Cash Management Fund
               Institutional .............   2,240,816
                                           -----------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $2,240,816) .....................   2,240,816
                                           -----------
TOTAL INVESTMENTS
   (Cost $24,395,918) 5 .......... 95.44%  $24,378,045
OTHER ASSETS IN EXCESS
   OF LIABILITIES ................  4.56     1,164,175
                                  ------   -----------
NET ASSETS .......................100.00%  $25,542,220
                                  ======   ===========

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Security exempt from registration under Rule 144A of the Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 7.53% of net assets at period end.
3 Held as collateral by broker for futures contracts.
4 Rate shown is the effective yield as of September 30, 2001. The following abbreviations are used in the portfolio description:
AMBAC --American Municipal Bond Assurance Corporation
RB    --Revenue Bond
FSA   --Financial Security Assurance
MBIA  --Municipal Bond Investors Assurance
CMO   --Collateralized Mortgage Obligations
COP   --Certificate of Participation
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration

See Notes to Financial Statements.
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--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

                                                                                               SEPTEMBER 30, 2001
                                                                                                 ASSET MANAGEMENT
                                                                            I                 II              III

ASSETS
   Investments in unaffiliated issuers, at value 1 .............. $443,886,271       $77,814,585      $22,137,229

   Investments in affiliated investment companies,
     at value 2 .................................................   57,715,228         8,860,586        2,240,816
                                                                  ------------       -----------      -----------
Total investments, at value .....................................  501,601,499        86,675,171       24,378,045
   Foreign cash 3 ...............................................   15,082,011         2,063,389          681,664
   Receivable for securities sold ...............................   22,169,833         2,990,127          674,738
   Dividend and interest receivable .............................    2,404,669           508,441          155,965
   Unrealized appreciation on forward currency
     exchange contracts .........................................      391,160            65,415           14,089
   Variation margin receivable ..................................      994,248           113,654           19,489
   Prepaid expenses and other ...................................           49                14               13
                                                                  ------------       -----------      -----------
Total assets ....................................................  542,643,469        92,416,211       25,924,003
                                                                  ------------       -----------      -----------
LIABILITIES
   Due to advisor ...............................................      242,722            41,106            8,952
   Payable for securities purchased .............................   10,444,894         2,118,990          317,725
   Unrealized depreciation on forward currency
     exchange contracts .........................................    1,248,310           174,671           38,133
   Accrued expenses and other ...................................       18,263            16,989           16,973
                                                                  ------------       -----------      -----------
Total liabilities ...............................................   11,954,189         2,351,756          381,783
                                                                  ------------       -----------      -----------
NET ASSETS ...................................................... $530,689,280       $90,064,455      $25,542,220
                                                                  ============       ===========      ===========

COMPOSITION OF NET ASSETS
   Paid-in capital .............................................. $573,359,904       $93,616,386      $25,552,129
   Net unrealized appreciation/depreciation on
     investments and foreign currencies .........................  (42,670,624)       (3,551,931)          (9,909)
                                                                  ------------       -----------      -----------
NET ASSETS ...................................................... $530,689,280       $90,064,455      $25,542,220
                                                                  ============       ===========      ===========

--------------------------------------------------------------------------------
1 Cost of $486,348,763, $81,361,182 and $22,155,102, respectively.
2 Cost of $57,715,228, $8,860,586 and $2,240,816, respectively.
3 Foreign cash has a cost basis of $15,024,362, $2,047,664 and $666,975, respectively.

See Notes to Financial Statements.
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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (Unaudited)

                                                                      FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
                                                                                                 ASSET MANAGEMENT
                                                                            I                 II              III

INVESTMENT INCOME
   Dividends from affiliated investment companies .............. $  1,310,233        $   207,781         $  57,114
   Dividends from unaffiliated issuers 1 .......................    1,865,692            178,982            22,313
   Interest ....................................................    7,152,031          1,464,935           573,982
                                                                 ------------        -----------         ---------
Total investment income ........................................   10,327,956          1,851,698           653,409
                                                                 ------------        -----------         ---------
EXPENSES
   Advisory fees ...............................................    1,891,741            282,258            84,783
   Administration fees .........................................      291,037             43,424            13,044
   Professional fees ...........................................       10,939             13,928            13,873
   Trustees fees ...............................................        5,529              4,791             4,788
   Miscellaneous ...............................................        9,489              7,665             3,912
                                                                 ------------        -----------         ---------
   Total expenses ..............................................    2,208,735            352,066           120,400
   Less: fee waivers and/or expense reimbursements .............     (608,031)           (91,534)          (42,176)
                                                                 ------------        -----------         ---------
   Net expenses ................................................    1,600,704            260,532            78,224
                                                                 ------------        -----------         ---------
NET INVESTMENT INCOME ..........................................    8,727,252          1,591,166           575,185
                                                                 ------------        -----------         ---------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY
   TRANSACTIONS Net realized gain (loss) from:
     Investment transactions ...................................    3,550,812            884,187           207,385
     Foreign currency transactions .............................     (231,373)           (54,797)          (17,772)
     Forward foreign currency transactions .....................     (375,976)               --              5,552
     Futures transactions ......................................   (9,343,980)        (1,102,390)         (192,260)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .....................  (22,069,869)        (2,428,077)          (96,970)
                                                                 ------------        -----------         ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCIES ......................................  (28,470,386)        (2,701,077)          (94,065)
                                                                 ------------        -----------         ---------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ............................................. $(19,743,134)       $(1,109,911)        $ 481,120
                                                                 ============        ===========         =========

--------------------------------------------------------------------------------
1 Net of foreign withholding tax of $14,873, $1,437 and $26, respectively.


--------------------------------------------------------------------------------
See Notes to Financial Statements.

Asset Management Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

 ASSET MANAGEMENT                                                          FOR THE SIX                    FOR THE
                                                                          MONTHS ENDED                 YEAR ENDED
                                                                  SEPTEMBER 30, 2001 1             MARCH 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ................................................ $  8,727,252              $  20,270,021
   Net realized loss from investments and foreign
     currency transactions ..............................................   (6,400,517)               (11,891,681)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .................................  (22,069,869)               (77,597,879)
                                                                          ------------              -------------
Net decrease in net assets from operations ..............................  (19,743,134)               (69,219,539)
                                                                          ------------              -------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested .......................................   82,228,408                236,479,092
   Value of capital withdrawn ...........................................  (83,319,595)              (348,753,287)
                                                                          ------------              -------------
Net decrease in net assets from capital transactions
   in shares of beneficial interest .....................................   (1,091,187)              (112,274,195)
                                                                          ------------              -------------
TOTAL DECREASE IN NET ASSETS ............................................  (20,834,321)              (181,493,734)
NET ASSETS
   Beginning of period ..................................................  551,523,601                733,017,335
                                                                          ------------              -------------
   End of period ........................................................ $530,689,280              $ 551,523,601
                                                                          ============              =============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

 ASSET MANAGEMENT II                                                       FOR THE SIX                    FOR THE
                                                                          MONTHS ENDED                 YEAR ENDED
                                                                  SEPTEMBER 30, 2001 1             MARCH 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ..............................................   $  1,591,166               $  3,877,043
   Net realized loss from investments and foreign
     currency transactions ............................................       (273,000)                (1,198,694)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ...............................     (2,428,077)                (6,165,420)
                                                                          ------------               ------------
Net decrease in net assets from operations ............................     (1,109,911)                (3,487,071)
                                                                          ------------               ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested .....................................     23,594,694                 30,927,828
   Value of capital withdrawn .........................................    (16,894,705)               (41,794,222)
                                                                          ------------               ------------
Net increase (decrease) in net assets from capital
   transactions in shares of beneficial interest ......................      6,699,989                (10,866,394)
                                                                          ------------               ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...............................      5,590,078                (14,353,465)
NET ASSETS
   Beginning of period ................................................     84,474,377                 98,827,842
                                                                          ------------               ------------
   End of period ......................................................   $ 90,064,455               $ 84,474,377
                                                                          ============               ============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

 ASSET MANAGEMENT III                                                      FOR THE SIX                    FOR THE
                                                                          MONTHS ENDED                 YEAR ENDED
                                                                  SEPTEMBER 30, 2001 1             MARCH 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................................  $    575,185               $  1,551,984
   Net realized gain (loss) from investments and foreign
     currency transactions .............................................         2,905                   (216,304)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ................................       (96,970)                  (473,393)
                                                                          ------------               ------------
Net increase in net assets from operations .............................       481,120                    862,287
                                                                          ------------               ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ......................................     6,265,843                 18,226,012
   Value of capital withdrawn ..........................................   (11,264,317)               (26,720,259)
                                                                          ------------               ------------
Net decrease in net assets from capital transactions
   in shares of beneficial interest ....................................    (4,998,474)                (8,494,247)
                                                                          ------------               ------------
TOTAL DECREASE IN NET ASSETS ...........................................    (4,517,354)                (7,631,960)
NET ASSETS
   Beginning of period .................................................    30,059,574                 37,691,534
                                                                          ------------               ------------
   End of period .......................................................  $ 25,542,220               $ 30,059,574
                                                                          ============               ============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 ASSET                           FOR THE SIX
 MANAGEMENT                     MONTHS ENDED
 PORTFOLIO                     SEPTEMBER 30,                                        FOR THE YEARS ENDED MARCH 30,
                                      2001 1          2001         2000          1999          1998          1997
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..............  $530,689      $551,524     $733,017      $704,127      $649,372      $348,539
   Ratios to average net assets:
     Net investment income .......      3.00%         3.19%        2.69%         2.91%         2.97%         3.12%
     Expenses after waivers ......      0.55%         0.59%        0.60%         0.60%         0.60%         0.60%
     Expenses before waivers .....      0.76%         0.76%        0.76%         0.76%         0.76%         0.76%
   Portfolio turnover rate .......        51%          118%         222%          109%          199%          137%

 ASSET                           FOR THE SIX
 MANAGEMENT                     MONTHS ENDED
 PORTFOLIO II                  SEPTEMBER 30,                                        FOR THE YEARS ENDED MARCH 30,
                                      2001 1          2001         2000          1999          1998          1997
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..............   $90,064       $84,474      $98,828       $77,739       $95,072       $61,776
   Ratios to average net assets:
     Net investment income .......     3.67%          4.26%        3.43%         3.15%         3.71%         3.87%
     Expenses after waivers ......     0.60%          0.60%        0.60%         0.60%         0.60%         0.60%
     Expenses before waivers .....     0.81%          0.79%        0.79%         0.81%         0.78%         0.80%
   Portfolio turnover rate .......       65%           139%         273%          202%          275%          209%

 ASSET                           FOR THE SIX
 MANAGEMENT                     MONTHS ENDED
 PORTFOLIO III                 SEPTEMBER 30,                                        FOR THE YEARS ENDED MARCH 30,
                                      2001 1          2001         2000          1999          1998          1997
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..............   $25,542       $30,060      $37,692       $44,498       $49,399       $32,542
   Ratios to average net assets:
     Net investment income .......     4.34%          5.25%        4.02%         3.97%         4.45%         4.64%
     Expenses after waivers ......     0.60%          0.60%        0.60%         0.60%         0.60%         0.60%
     Expenses before waivers .....     0.91%          0.87%        0.85%         0.83%         0.81%         0.83%
   Portfolio turnover rate .......       78%           148%         354%          344%          389%          307%

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (each a `Portfolio,' and collectively, the `Portfolios') are registered under the Investment Company Act of 1940 (`the Act'), as amended, as open-end management investment companies. Asset Management Portfolios II and III are series of BT Investment Portfolios. The Portfolios were organized and began operations as follows:

                        Organization      Commencement
Portfolio                       Date     of Operations
--------------------  ----------------   -----------------
Asset Management          June 9, 1992   November 16, 1993
Asset Management II   October 28, 1992   October 14, 1993
Asset Management III  October 28, 1992   October 15, 1993

B. VALUATION OF SECURITIES
Each Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value under procedures adopted by the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of each Portfolio are allocated pro rata among the investors in each Portfolio at the time of such determination.

D. TBA PURCHASE COMMITMENTS
Each Portfolio may enter into `TBA' (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the securities to be purchased decline prior to settlement date. This risk is in addition to the risk of decline in the value of each Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under `Valuation of Securities'.

E. FOREIGN CURRENCY TRANSLATION
Each Portfolio's books and records are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS
Each Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to each Portfolio's investments. The net US dollar value of foreign currency underlying all contractual commitments held by each Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statements of Operations may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.



--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

G. FUTURES CONTRACTS
Each Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. Each Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
Each Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required in the financial statements.

I. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
As of April 30, 2001, the Portfolios entered into an Advisory Agreement with Deutsche Asset Management, Inc. (`DeAM, Inc.'). Under this agreement, the Portfolios pay DeAM, Inc. a fee computed daily and paid monthly at an annual rate of 0.65% of each Portfolios' average daily net assets. Prior to April 30, 2001, Bankers Trust served as the Investment Advisor to the Portfolios pursuant to an Advisory Agreement.

On July 1, 2001, the Portfolios entered into an Administration Agreement with Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative services to each of the Portfolios in return for a fee computed daily and paid monthly at an annual rate of 0.10% of the Portfolios' average daily net assets. Prior to July 1, 2001, Bankers Trust Company, also an indirect wholly owned subsidiary of Deutsche Bank AG, served as the Administrator to the Portfolios. Bankers Trust continues to provide custody services to the Portfolios.

Effective January 2, 2001, the Investment Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses of the Asset Management Fund--Premier Class, a series of BTPyramid Mutual Funds, which, in effect, reduces the Asset Management Portfolio's expenses to 0.55% of its average daily net assets. The Investment Advisor and Administrator may terminate or adjust these voluntary waivers and reimbursements at any time without notice to shareholders.

The Portfolios may invest in Cash Management Fund Institutional (`Cash Management'), currently an open-end investment company managed by DeAM,Inc. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by DeAM,Inc.

NOTE 3--LINE OF CREDIT AGREEMENT
Each Portfolio is a participant with other affiliated entities in a revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for these Portfolios under the credit facility for the six months ended September 30, 2001.


--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 4--PURCHASES AND SALES OF
INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended September 30, 2001, were as follows:

Portfolio                    Purchases           Sales
----------------------   --------------- ---------------
Asset Management         $246,358,042     $248,291,054
Asset Management II        49,405,590       42,679,160
Asset Management III       13,261,540       14,322,780


The aggregate gross unrealized appreciation and depreciation for all investments as of September 30, 2001, were as follows:

Portfolio                 Appreciation    Depreciation
----------------------   --------------- ---------------
Asset Management          $27,033,793      $69,496,285
Asset Management II         3,087,481        6,634,078
Asset Management III          798,442          816,314



NOTE 5--FUTURES CONTRACTS
A summary of obligations under these financial instruments at September 30, 2001 is as follows:

                                                                                                 Asset Management Portfolio
---------------------------------------------------------------------------------------------------------------------------

                                                                                                      Unrealized
                                                                                                    Appreciation/
Type of Futures                       Expiration  Contracts       Position       Market Value       Depreciation
---------------------------------------------------------------------------------------------------------------------------
Mini S&P Index Futures                  12/24/01          4           Long         $  208,740             $  818
S&P 500 Index Futures                   12/21/01        144           Long         37,573,200            134,136
S&P 500 Index Futures                   12/21/01        (23)          Short        (6,001,275)           (21,125)
US Treasury Notes Futures               12/20/01         62           Long          6,744,438            175,065
DAX Index Futures                       12/24/01         34           Long          3,337,558             86,601
Toronto Stock Exchange 60 Futures       12/21/01        101           Long          5,107,191            256,645
Canadian 10 Year Bond Futures           12/19/01        283           Long         18,685,012            (39,493)
---------------------------------------------------------------------------------------------------------------------------
Total                                                   605                       $65,654,864           $592,647
---------------------------------------------------------------------------------------------------------------------------

                                                                                              Asset Management Portfolio II
---------------------------------------------------------------------------------------------------------------------------

                                                                                                      Unrealized
                                                                                                    Appreciation/
Type of Futures                       Expiration  Contracts       Position       Market Value       Depreciation
---------------------------------------------------------------------------------------------------------------------------
Mini S&P Index Futures                  12/24/01          9           Long         $  469,665            $ 1,841
S&P 500 Index Futures                   12/21/01         13           Long          3,392,025             12,109
S&P 500 Index Futures                   12/21/01         (3)          Short          (782,775)            (2,756)
US Treasury Notes Futures               12/20/01         10           Long          1,087,813             28,236
DAX Index Futures                       12/24/01          5           Long            490,817             12,724
Toronto Stock Exchange 60 Futures       12/21/01         14           Long            707,927             (5,498)
Canadian 10 Year Bond Futures           12/19/01         46           Long          3,037,140             41,733
---------------------------------------------------------------------------------------------------------------------------
Total                                                    94                        $8,402,612            $88,389
---------------------------------------------------------------------------------------------------------------------------

                                                                                             Asset Management Portfolio III
---------------------------------------------------------------------------------------------------------------------------


                                                                                                      Unrealized
                                                                                                    Appreciation/
Type of Futures                       Expiration  Contracts       Position       Market Value       Depreciation
---------------------------------------------------------------------------------------------------------------------------
Mini S&P Index Futures                  12/24/01          8           Long         $  417,480            $ 1,636
S&P 500 Index Futures                   12/21/01          1           Long            260,925                932
S&P 500 Index Futures                   12/21/01         (1)          Short          (260,925)              (919)
US Treasury Notes Futures               12/20/01          1           Long            108,781              2,824
DAX Index Futures                       12/24/01          1           Long             98,163              2,266
Toronto Stock Exchange 60 Futures       12/21/01          3           Long            151,699             (1,173)
Canadian 10 Year Bond Futures           12/19/01         13           Long            858,322             11,787
---------------------------------------------------------------------------------------------------------------------------
Total                                                    26                        $1,634,445            $17,353
---------------------------------------------------------------------------------------------------------------------------

At September 30, 2001, the Portfolios has sufficient securities to cover margin requirements on open futures contracts.

--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
A summary of obligations under these financial instruments at September 30, 2001 is as follows:

                                                                                                 Asset Management Portfolio
---------------------------------------------------------------------------------------------------------------------------

                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                         Contract     Depreciation
Contracts to Deliver                        In Exchange For   Settlement Date         Value (US$)            (US$)
---------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------
Australian Dollar    34,571,000      US Dollar   $18,024,282         10/04/01         $17,060,892       $(963,390)
Canadian Dollar      28,125,000      US Dollar    18,039,716         10/03/01          17,803,900        (235,816)
British Pound        17,658,000      US Dollar    25,560,838         10/04/01          25,951,998         391,160
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation       $(808,046)
---------------------------------------------------------------------------------------------------------------------------
Sells
---------------------------------------------------------------------------------------------------------------------------
Euro                 (1,145,000)     US Dollar  $ (1,016,645)        10/04/01         $(1,042,767)     $  (26,122)
Japanese Yen       (358,440,000)     US Dollar    (2,985,831)        10/04/01          (3,008,813)        (22,982)
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation       $ (49,104)
---------------------------------------------------------------------------------------------------------------------------
                                                                Total Net Unrealized Depreciation       $(857,150)
---------------------------------------------------------------------------------------------------------------------------

                                                                                              Asset Management Portfolio II
---------------------------------------------------------------------------------------------------------------------------

                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                         Contract     Depreciation
Contracts to Deliver                        In Exchange For   Settlement Date         Value (US$)            (US$)
---------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------
Australian Dollar     4,617,000      US Dollar    $2,407,165         10/04/01          $2,278,503       $(128,662)
Canadian Dollar       3,500,000      US Dollar     2,244,942         10/03/01           2,215,596         (29,346)
British Pound         2,953,000      US Dollar     4,274,615         10/04/01           4,340,030          65,415
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation      $  (92,593)
---------------------------------------------------------------------------------------------------------------------------
Sells
---------------------------------------------------------------------------------------------------------------------------
Euro                   (594,000)     US Dollar    $ (527,413)        10/04/01          $ (540,964)     $  (13,551)
Japanese Yen        (48,531,000)     US Dollar      (404,267)        10/04/01            (407,379)         (3,112)
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation      $  (16,663)
---------------------------------------------------------------------------------------------------------------------------
                                                                Total Net Unrealized Depreciation       $(109,256)
---------------------------------------------------------------------------------------------------------------------------

                                                                                             Asset Management Portfolio III
---------------------------------------------------------------------------------------------------------------------------



                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                         Contract     Depreciation
Contracts to Deliver                        In Exchange For   Settlement Date         Value (US$)            (US$)
---------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------
Australian Dollar       955,000      US Dollar     $ 497,908         10/04/01           $ 471,295        $(26,613)
Canadian Dollar         680,000      US Dollar       436,160         10/03/01             430,459          (5,701)
British Pound           636,000      US Dollar       920,642         10/04/01             934,730          14,088
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation        $(18,226)
---------------------------------------------------------------------------------------------------------------------------
Sells
---------------------------------------------------------------------------------------------------------------------------
Euro                    212,000      US Dollar     $(188,235)        10/04/01           $(193,071)      $  (4,836)
Japanese Yen         15,312,000      US Dollar      (127,550)        10/04/01            (128,532)           (982)
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation       $  (5,818)
---------------------------------------------------------------------------------------------------------------------------
                                                                Total Net Unrealized Appreciation        $(24,044)
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

 Deutsche Asset Management is the marketing name in the US for the asset management activities ofDeutsche Bank AG, Deutsche Fund Management, Inc.,
 Bankers  Trust  Company,   Deutsche   BancAlex.   BrownInc.,   Deutsche  Asset
 Management,Inc., andDeutsche Asset Management Investment Services Limited.


Lifecycle Long Range Fund--Investment Class                  CUSIP #055922843
Lifecycle Mid Range Fund--Investment Class                   CUSIP #055922835
Lifecycle Short Range Fund--Investment Class                 CUSIP #055922827
                                                            COMBLIFESA (9/01)
                                                                Printed 11/01
Distributed by:
ICC Distributors, Inc.